Exhibit 10.1

Execution Version

AMENDMENT NO. 1

TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of November 20, 2013, among OFFSHORE GROUP INVESTMENT LIMITED, a Cayman Islands exempted company (the “Administrative Borrower” or the “Company”), Vantage Delaware Holdings, LLC, as co-borrower (the “US Borrower” and, together with the Administrative Borrower, the “Borrowers”), the Guarantors signatory party hereto, each of the Lenders party hereto, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), is entered into in connection with the Term Loan Agreement referred to in the first recital below.

RECITALS

WHEREAS, the Borrowers are party to that certain Term Loan Agreement dated as of October 25, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among the Borrowers, the guarantors party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties thereto; and

WHEREAS, the Credit Parties have requested amendments to the Term Loan Agreement and certain other Loan Documents that would effect the modifications thereto set forth herein, and each Agent and each Lender party hereto consents to this Amendment.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Term Loan Agreement, as amended hereby.

Section 2. Special Amendment to Term Loan Agreement. Effective as of the date hereof (and whether or not the Repricing Effective Date shall occur), the parties (including Lenders constituting the Required Lenders) hereby agree to amend Section 10.07(c) of the Term Loan Agreement by replacing the words “five (5) days” with “one (1) Business Day”.

Section 3. Amendments and Restatement. Effective as of the Repricing Effective Date, the Term Loan Agreement, as amended by this Amendment, shall be amended and restated in its entirety as set forth in Exhibit A hereto.

Section 4. Conditions Precedent to Repricing Amendments. Section 3 of this Amendment shall become effective on the date on which each of the following conditions precedent is satisfied or waived with the consent of the Required Lenders at or before 5:00 p.m., New York City time, on November 22, 2013 (the “Repricing Effective Date”) (it being understood that any such failure of the Repricing Effective Date to occur by such date will not affect any rights or obligations of any Person under the existing Term Loan Agreement):

(a) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, a written opinion of each of the following legal counsel to the applicable Credit Parties dated the Repricing Effective Date addressed to the Collateral Agent, the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent:

(i) an opinion of Fulbright & Jaworski LLP, New York counsel to the Credit Parties; and

(ii) an opinion of Maples and Calder, Cayman Islands counsel to the Administrative Borrower.

(b) The Administrative Agent shall have received the following, each of which shall be originals, electronic copies or facsimiles (followed promptly by originals) unless otherwise specified:

(i) a copy of this Amendment duly executed by each Credit Party, each Agent and each Lender (after giving effect to any assignment pursuant to Section 10.07(c) of the Term Loan Agreement);

(ii) copies of the certificate or articles of incorporation or other equivalent organizational documents, including all amendments thereto, of each Credit Party, certified as of a recent date by the Secretary of State or other functional equivalent of the jurisdiction of its organization, if available;

(iii) a certificate of the Secretary or Assistant Secretary (or similar certificate) of each Credit Party dated as of the Repricing Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or other functional equivalent of such Credit Party as in effect on the Repricing Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other functional equivalent of such Credit Party (which resolutions shall authorize the execution, delivery and performance of this Amendment) and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other organizational documents of such Credit Party have not been amended since the date of the last amendment thereto shown on the certificate furnished pursuant to the immediately preceding clause (b)(ii) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Credit Party; and

(iv) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (b)(iii) above;

(v) a certificate signed by a Authorized Officer of the Administrative Borrower certifying as of the Repricing Effective Date as to the satisfaction of the conditions set forth in clause (c) and (d) of this Section 4;

(vi) amendments to the Ship Mortgages granted with respect to each of the Topaz Driller, the Emerald Driller, the Sapphire Driller and the Aquamarine Driller, duly authorized and executed by the applicable Credit Party; and

(vii) if required by the Administrative Agent, Cayman Island law Confirmation Deeds, duly authorized and executed by Parent and the Company.

2

(c) Immediately before and after giving effect to this Amendment, the representations and warranties of the Administrative Borrower and each other Credit Party contained in Section 5 of this Amendment, Article III of the Term Loan Agreement, and in any other Loan Document shall be true and correct in all material respects on and as of the Repricing Effective Date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) that for purposes of this clause (c), the representations and warranties contained in Section 3.09 of the Term Loan Agreement shall be deemed to refer to the most recent annual report on Form 10-K and each subsequent quarterly report on Form 10-Q, in each case, furnished to the Administrative Agent pursuant to Section 6.02(a)(i) of the Term Loan Agreement (including each footnote thereto required pursuant to Section 6.02(a)(iii)), and, in the case of the quarterly financial statements furnished pursuant to Section 6.02(a)(i) of the Term Loan Agreement, the representations contained in Section 3.09 of the Term Loan Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments and (iii) to the extent that such representations and warranties are qualified by materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects.

(d) Immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist on the Repricing Effective Date, or would result from this Amendment or from any of the transactions contemplated hereby.

(e) The Administrative Borrower shall have paid all fees of each Agent and all reasonable and documented out-of-pocket costs and expenses of each Agent (including the reasonable fees, charges and disbursements of Jones Day, counsel to the Administrative Agent, and Haynes and Boone, LLP, counsel to the Collateral Agent), including any such fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment, or otherwise due and payable in accordance with Section 10.05 of the Term Loan Agreement.

For purposes of determining satisfaction of the conditions specified in this Section 4, by releasing its signature page hereto or to an Assignment and Assumption Agreement, each Agent and each Lender party hereto or permitted assignee thereof that has signed this Amendment or an Assignment and Assumption Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each Loan Document and each document or other matter required hereunder or thereunder to be consented to or approved by or acceptable or satisfactory to such Agent or such Lender, as the case may be.

Section 5. Representations and Warranties. Each Credit Party hereby represents and warrants to the Agents and the Lenders that, as of the date hereof and both immediately before and after giving effect to this Amendment on each of the date hereof and the Repricing Effective Date, in each case and the transactions contemplated hereby, (a) all representations and warranties set forth in the Term Loan Agreement and in any other Loan Document are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “material adverse effect” shall be true and correct in all respects) as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment are within the corporate or other powers of, and have been duly authorized by all necessary action on the part of, each Credit Party, (d) this Amendment has been duly executed and delivered by each Credit Party,

3

(e) this Amendment, the Term Loan Agreement and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Credit Parties in accordance with the terms thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and public policy and the discretion of the court before which any proceeding therefor may be brought and (f) none of the execution, delivery or performance by each Credit Party of this Amendment will (i) contravene any Requirement of Law except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (ii) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Group Party (other than Liens created under the Loan Documents and Liens permitted thereunder), or result in an acceleration of Indebtedness, or result in a Debt Repayment Triggering Event under or pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which any Group Party is a party or by which it or any of its property or assets is bound, except to the extent such breach, default, Lien, acceleration of Indebtedness or Debt Repayment Triggering Event would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the certificate of incorporation, by-laws or other organizational documents of any Group Party.

Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Lender shall affect the representations and warranties or the right of the Agents and the Lenders to rely upon them.

Section 7. Costs and Expenses; No Breakage. The Borrowers agree to reimburse the each Agent for all reasonable and documented out-of-pocket costs and expenses in connection with this Amendment in accordance with Section 10.05 of the Term Loan Agreement. Each of the Borrowers, the Agents and the Lenders party hereto agree that notwithstanding anything to the contrary in Section 2.11 of the Term Loan Agreement, no losses, costs, expenses or other amounts will be payable to any Lender under Section 2.11 of the Term Loan Agreement with respect to the transactions occurring on the Repricing Effective Date that are expressly set forth in Section 3 hereof and Exhibit A hereto.

Section 8. Reference to Agreement; Headings. Each of the Loan Documents, including the Term Loan Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Term Loan Agreement or any other Loan Document, are hereby amended so that any reference in such Loan Documents to the Term Loan Agreement or any other Loan Document, whether direct or indirect, shall mean a reference to the Term Loan Agreement or such other Loan Documents, as amended hereby, respectively. This Amendment shall constitute a Loan Document under the Term Loan Agreement. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 10. Execution; Binding Effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this

4

Amendment. This Agreement shall become effective when it shall have been executed by each Credit Party, each Agent and the Required Lenders and thereafter shall be binding upon and inure to the benefit of the Credit Parties (except that Section 3 hereof shall not become effective until the Repricing Effective Date), each Agent and each Lender and their respective successors and permitted assigns, except that no Credit Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 10.06(a) of the Term Loan Agreement.

Section 11. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Agent or Lender may have under the Term Loan Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 12. Ratification by Borrowers and Guarantors. Each Guarantor hereby agrees and consents to this Amendment and to the documents and agreements referred to herein. Each Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto, except as expressly set forth in this Amendment, and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document, (in each case, as amended hereby) executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 12. Each Guarantor hereby further acknowledges that, except as otherwise expressly provided by the Term Loan Agreement or any other Loan Document, either Borrower, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from any other Guarantor and without affecting the validity or enforceability of any Guarantor’s Guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s Guarantee. Each Borrower and each Guarantor hereby confirms that (i) notwithstanding the effectiveness of this Amendment, all Liens and security interests granted by such Credit Party under any Collateral Agreement shall remain in full force and effect without modification thereto and shall continue to secure the Loan Obligations (as and to the extent amended as expressly set forth in this Amendment) on the terms set forth therein, except as expressly set forth in this Amendment, and (ii) nothing herein shall in any way limit any of the terms or provisions of any Collateral Agreement executed by such Credit Party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.

[signature pages follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the date first above written.

OFFSHORE GROUP INVESTMENT LIMITED,
as a Borrower, the Company and as the Administrative Borrower

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DELAWARE HOLDINGS, LLC, as a Borrower

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Vice President and Treasurer

VANTAGE DRILLING COMPANY, as Parent and a Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

DRAGONQUEST HOLDINGS COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

EMERALD DRILLER COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

SAPPHIRE DRILLER COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

P2020 RIG CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

P2021 RIG CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE INTERNATIONAL MANAGEMENT CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER I CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER II CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER III CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER IV CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER VI CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLING GABON, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE HOLDINGS MALAYSIA I CO., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLING POLAND - LUXEMBOURG BRANCH, a Luxembourg branch of a Polish company, as Guarantor

By:	/s/ Ian Foulis
Name:	Ian Foulis
Title:	Branch Manager

VANTAGE DEEPWATER DRILLING, INC., as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLING NETHERLANDS B.V., as Guarantor

By:	/s/ Linda Jovana Ibrahim
Name:	Linda Jovana Ibrahim
Title:	Managing Director

By:	/s/ Joost M. van der Eerden
Name:	Joost M. van der Eerden
Title:	Managing Director B

VANTAGE HOLDING HUNGARY KFT., as Guarantor

By:	/s/ Mark Howell
Name:	Mark Howell
Title:	Managing Director

By:	/s/ Julia Varga
Name:	Julia Varga
Title:	Director

VANTAGE DRILLING (MALAYSIA) I SDN. BHD., as Guarantor

By:	/s/ Ronald Nelson
Name:	Ronald Nelson
Title:	Director

VANTAGE DRILLING LABUAN I LTD., as Guarantor

By:	/s/ Ronald Nelson
Name:	Ronald Nelson
Title:	Director

VANTAGE DRILLER ROCO S.R.L., as Guarantor

By:	/s/ Ronald Nelson
Name:	Ronald Nelson
Title:	Director

VANTAGE HOLDINGS CYPRUS ODC LIMITED, as Guarantor

By:	/s/ Mark Howell
Name:	Mark Howell
Title:	Director

VANTAGE DEEPWATER COMPANY, as Guarantor

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

PT. VANTAGE DRILLING COMPANY INDONESIA, as Guarantor

By:	/s/ David Tait
Name:	David Tait
Title:	Director

In the presence of:

Witness:	/s/ Susan Mallek
Name:	Susan Mallek
Occupation:	Paralegal

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ David Tuder
Name:	David Tuder
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Patrick T. Giordano
Name:	Patrick T. Giordano
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

West CLO 2012-1 Ltd. as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

West CLO 2013-1 Ltd. as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Analyst

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Allied World Assurance Company as a Lender

By:	/s/ Kimberly Frazier
Name:	Kimberly Frazier
Title:	Vice President

By:	/s/ Matthew A. Miller
Name:	Matthew A. Miller
Title:	Managing Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Aviva Life and Annuity Company -
Fixed Income Annuity Loans as a Lender

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2011-I
BABSON CLO LTD. 2012-II
CLEAR LAKE CLO, LTD.
ST. JAMES RIVER CLO, LTD., each as a Lender
By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

ARROWOOD INDEMNITY COMPANY
ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY, each as a Lender
By:	Babson Capital Management LLC
as Investment Adviser

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
CITY OF NEW YORK GROUP TRUST, each as a Lender
By:	Babson Capital Management LLC
as Investment Manager

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

DIAMOND LAKE CLO, LTD.,
as a Lender
By:	Babson Capital Management LLC
as Collateral Servicer

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

BABSON CAPITAL GLOBAL LOANS LIMITED
BABSON CAPITAL LOANS 2 LIMITED, each as a Lender
By:	Babson Capital Management LLC
as Sub-Investment Manager

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

SC PRO LOAN II LIMITED
SWISS CAPITAL PRO LOAN III PLC
SWISS CAPITAL PRO LOAN V PLC, each as a Lender
By:	Babson Capital Management LLC
as Sub-Manager

By:	/s/ Andrew Mees
Name:	Andrew Mees
Title:	Director

JFIN CLO 2012 LTD.
JFIN CLO 2013 LTD., each as a Lender
By:	Jefferies Finance LLC
Manager

By:	/s/ David P. Wells
Name:	David P. Wells, CFA
Title:	Executive Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

California State Teachers’
Retirement System
as a Lender

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

ADVANCED SERIES TRUST -
AST BLACKROCK GLOBAL
STRATEGIES PORTFOLIO as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BMI CLO I as a Lender

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Bank Loan Strategy Fund of
Multi Manager Global Investment Trust as a Lender

By:	BlackRock Financial Management, Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Corporate High Yield
Fund III, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Corporate High Yield Fund V, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Corporate High Yield Fund VI, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Corporate High Yield Fund, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Debt Strategies Fund, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Defined Opportunity
Credit Trust as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Fixed Income Portable
Alpha Master Series Trust as a Lender

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Floating Rate Income Strategies Fund, Inc.
as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Floating Rate Income Trust
as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Funds II, BlackRock High Yield Bond Portfolio
as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Funds II, BlackRock Multi- Asset Income Portfolio
as a Lender

By:	BlackRock Advisors, LLC, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio
as a Lender

By:	BlackRock Financial Management, Inc., its Registered Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Global Investment Series: Income Strategies Portfolio as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Global Long/Short Credit Fund of BlackRock Funds as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock High Income Shares as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock High Yield Trust as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Limited Duration Income Trust as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Secured Credit Portfolio of BlackRock Funds II as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Senior Floating Rate Portfolio as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Senior High Income Fund, Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Senior Income Series IV as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Senior Income Series V Limited as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BlackRock Strategic Bond Trust as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Global High Yield Bond Fund, a series of DSBI - Global Investment Trust as a Lender

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Ironshore Inc. as a Lender

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

JPMBI re Blackrock Bankloan Fund as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

MET Investors Series Trust - BlackRock High Yield Portfolio as a Lender

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Magnetite VI, Limited as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Magnetite VII, Limited as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

PPL Services Corporation Master Trust as a Lender

By:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Permanens Capital Floating Rate Fund LP as a Lender

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Strategic Income Opportunities Bond Fund as a Lender

By:	BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond fund

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

The PNC Financial Services Group, Inc. Pension Plan as a Lender

By:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Bank of America, N.A. as a Lender

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

/s/ Brian S. Broyles
Citibank, N.A., as a Lender

By:
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BLT 24 LLC
as a Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Citicorp North America, Inc.
as a Lender

By:	/s/ David Tuder
Name:	David Tuder
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BLT 39 LLC
as a Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

BLT VI LLC
as a Lender

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Stichting Pensioenfonds voor Huisartsen as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware Diversified Income Trust
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware Group Advisor Funds - Delaware Diversified Income Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware Group Government Funds - Delaware Core Plus Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware Group Income Funds - Delaware Diversified Floating Rate Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Delaware VIP Trust - Delaware VIP
Diversified Income Series as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Macquarie / First Trust Global
Infrastructure / Utilities Dividend &
Income Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Macquarie Diversified Fixed Interest Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Macquarie Income Opportunities Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Mathena Investments LLC
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Optimum Trust -
Optimum Fixed Income Fund
as a Lender

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Jay Street Market Value CLO 1, Ltd.
as a Lender

By:	/s/ Paul Bradshaw
Name:	Paul Bradshaw
Title:	Director, Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Pyramis Floating Rate High Income Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee
as a Lender

By:	/s/ Susanne Rine
Name:	Susanne Rine
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central
as a Lender

By:	/s/ Kenneth Robins
Name:	Kenneth Robins
Title:	Treasurer

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund,
as a Lender

By:	/s/ Kenneth Robins
Name:	Kenneth Robins
Title:	Treasurer

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Fidelity Advisor Series I: Fidelity Advisor
Floating Rate High Income
as a Lender

By:	/s/ Kenneth Robins
Name:	Kenneth Robins
Title:	Treasurer

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Fidelity Floating Rate High Income Investment Trust, for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust,
as a Lender

By:	/s/ Kenneth Robins
Name:	Kenneth Robins
Title:	Treasurer

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Palmer Square Absolute Return Fund
as a Lender

By:	/s/ Adam T. Peltzer
Name:	Adam T. Peltzer
Title:	Principal

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Palmer Square CLO 2013-2, Ltd.
as a Lender

By:	/s/ Adam T. Peltzer
Name:	Adam T. Peltzer
Title:	Principal

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

School Employee Retirement System of Douglas County District 0001
as a Lender

By:	/s/ Adam T. Peltzer
Name:	Adam T. Peltzer
Title:	Principal

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Goldman Sachs Strategic Income Fund by The Goldman Sachs Trust Company, NA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Goldman Sachs Trust on behalf of the
Goldman Sachs High Yield Floating Rate Fund
By:	Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Goldman Sachs Asset Management CLO, Public Limited Company
By:	Goldman Sachs Asset Management, L.P. as Manager,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Goldman Sachs Funds SICAV-SIF for the benefit of Goldman Sachs High Yield Floating Rate Portfolio
By:	Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Northrop Grumman Pension Master Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Torus Insurance Holdings Limited
By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ Deirdre Fitzpatrick
Name:	Deirdre Fitzpatrick
Title:	Authorized Signatory

By:	/s/ Sinead Murphy
Name:	Sinead Murphy
Title:	Authorized Signatory

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 Ltd.

as a Lender

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

CN Canadian Master Trust Fund as a Lender

By:	/s/ Kathleen A. News
Name:	Kathleen A. News
Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Vermont Pension Investment Committee as a Lender

By:	/s/ Kathleen A. News
Name:	Kathleen A. News
Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Lord Abbett Investment Trust -
Lord Abbett Floating Rate Fund, as a Lender

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Golden Knight II CLO, Ltd. as a Lender

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Floating Rate
Senior Loan Fund as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Employees’ Retirement System of the City of Baltimore as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

JHF II Strategic Income
Opportunities Fund as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

John Hancock Income Fund (F/K/A)
John Hancock Strategic Income Fund as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

John Hancock Variable Insurance
Trust Strategic Income
Opportunities Trust as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Kentucky Retirement
Systems Insurance as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Kentucky Retirement Systems Pension as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Asset Management Strategic Income Pooled Fund
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Floating Rate Income Fund
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Global Fixed Income Private Trust
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward A. Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Global Tactical Credit Fund, as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Investments Trust - Strategic Income Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Strategic Balanced Yield Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife Strategic Income Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife U.S. Tactical Credit Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Public Employees Retirement Association of New Mexico,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Symmetry Global Bond Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Teachers’ Retirement System of the State of Illinois,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Manulife U.S. Dollar Floating Rate Income Fund,
as a Lender

By:	/s/ Edward A. Myers
Name:	Edward Myers
Title:	Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Metropolitan West Floating Rate Income Fund,
as a Lender

By:	/s/ George Winn
Name:	George Winn
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Figueroa CLO 2013-1, Ltd,
as a Lender

By:	/s/ George Winn
Name:	George Winn
Title:	Senior Vice President

By:	/s/ Nora Estrella
Name:	Nora Estrella
Title:	Senior Vice President

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Oppenheimer Senior Floating Rate Plus Fund,
as a Lender

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Oppenheimer Senior Floating Rate Fund,
as a Lender

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Oppenheimer Master Loan Fund, LLC,
as a Lender

By:	/s/ Bill Campbell
Name:	Bill Campbell
Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

PUTNAM FLOATING RATE INCOME FUND,
as a Lender

By:	[See next page]
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

PUTNAM ABSOLUTE RETURN 500 FUND,
as a Lender

By:	[See next page]
Name:
Title:

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND
by Putnam Investment Management, LLC

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

PUTNAM ABSOLUTE RETURN 300 FUND,
as a Lender

By:	[See next page]
Name:
Title:

PUTNAM ABSOLUTE RETURN 300 FUND
by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

PUTNAM ABSOLUTE RETURN 700 FUND,
as a Lender

By:	[See next page]
Name:
Title:

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND
by Putnam Investment Management, LLC

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	V.P.

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Baptist Health South Florida, Inc.
By:	Seix Investment Advisors LLC, as Advisor

Blue Cross of Idaho Health Service, Inc.
By:	Seix Investment Advisors LLC, as Investment Manager

CNI Charter Funds - Fixed Income Opportunities Fund
By:	Seix Investment Advisors LLC, as Subadvisor

Emory University
By:	Seix Investment Advisors LLC, in its capacity as Investment Manager

RidgeWorth Funds - Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadvisor

Seix Multi-Sector Absolute Return Fund L.P.
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender
By:	apg Asset Management US Inc.

By:	/s/ Michael J. Leiva
Name:	Michael Leiva
Title:	Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Commonwealth of Pennsylvania State Employees
Retirement System,
as a Lender

By:	/s/ Adam Y. Shapiro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

JHF II - Short Duration Credit Opportunities Fund (F/K/A JHF II - Multi Sector Bond Fund),
as a Lender

By:	/s/ Adam Y. Shapiuro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Libra Global Limited,
as a Lender

By:	/s/ Adam Y. Shapiro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

San Joaquin County Employees’ Retirement Association,
as a Lender

By:	/s/ Adam Y. Shapiro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio,
as a Lender

By:	/s/ Adam Y. Shapiro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Stone Harbor Leveraged Loan Fund LLC,
as a Lender

By:	/s/ Adam Y. Shapiro
Name:	Adam Shapiro
Title:	General Counsel

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

TRALEE CDO I LTD,
as a Lender

By:	Par-Four Investment Management, LLC
As Collateral Manager

	By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Venture VI CDO Limited, as a Lender

By:	its investment advisor, MJX Asset Management, LLC

	By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Venture VII CDO Limited, as a Lender

By:	its investment advisor, MJX Asset Management, LLC

	By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Venture VIII CDO, Limited, as a Lender

By:	its investment advisor, MJX Asset Management, LLC

	By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Venture X CLO, Limited, as a Lender

By:	its investment advisor, MJX Asset Management, LLC

	By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Allegheny Technologies Incorporated Master Pension Trust, as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

John Hancock Fund II Floating Rate Income Fund, as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

MT. WILSON CLO II, LTD., as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Mountain Hawk II CLO, LTD., as a Lender

By:	/s/ Eiki Hatakeyama
Name:	Eiki Hatakeyama
Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

MultiMix Wholesale Diversified Fixed Interest Trust, as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Western Asset Bank Loan (Multi-Currency) Master Fund, as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Western Asset Floating Rate High Income Fund, LLC, as a Lender

By:	Western Asset Management Company as Investment Manager and Agent

	By:	/s/ Eiki Hatakeyama
	Name:	Eiki Hatakeyama
	Title:	Authorized Signatory

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Nuveen Credit Strategies Income Fund, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Nuveen Floating Rate Income Fund, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Nuveen Floating Rate Income Opportunity Fund, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Nuveen Senior Income Fund, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Nuveen Short Duration Credit Opportunities Fund, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

SSF Trust, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Symphony CLO III, LTD., as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Symphony CLO IV LTD., as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Symphony CLO V LTD., as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

Symphony CLO VII, LTD, as a Lender

By:	Symphony Asset Management LLC

	By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Signature page to Amendment No. 1 to Term Loan Agreement (Offshore Group Investment Limited)

The Northwestern Mutual Life Insurance Company
Northwestern Mutual Series Fund, Inc. H.Y.B.P.,

As Lenders

By:	/s/ Andrew Wassweiler

Name:	Andrew Wassweiler

Title:	Managing Director

By:	Mason Street Advisors its Investment Managers

EXHIBIT A

AMENDED AND RESTATED TERM LOAN AGREEMENT

Execution Version

$500,000,000

AMENDED AND RESTATED TERM LOAN AGREEMENT

Dated as of October 25, 2012,

as amended and restated as of November 22, 2013,

among

OFFSHORE GROUP INVESTMENT LIMITED

and

VANTAGE DELAWARE HOLDINGS, LLC,

as Borrowers,

VANTAGE DRILLING COMPANY AND

CERTAIN SUBSIDIARIES THEREOF PARTY HERETO,

as Guarantors

THE LENDERS PARTY HERETO

CITIBANK, N.A.,

as Administrative Agent,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent,

and

CITIGROUP GLOBAL MARKETS INC.,

as Sole Lead Arranger, Sole Bookrunning Manager,

Syndication Agent and Documentation Agent

-i-

(continued)

-ii-

(continued)

		Page

Section 6.14.	Payment of Taxes, etc.	77

Section 6.15.	Compliance with Laws	77

Section 6.16.	Operation of Vessels	77

Section 6.17.	After-Acquired Property	77

Section 6.18.	Further Instruments and Acts	79

Section 6.19.	Plan	79

Section 6.20.	Payments for Consent	79

ARTICLE VII	EVENTS OF DEFAULT	79

Section 7.01.	Events of Default	79

Section 7.02.	Acceleration	81

Section 7.03.	Other Remedies	82

Section 7.04.	Waiver of Past Defaults	82

Section 7.05.	Control by Majority	82

ARTICLE VIII	THE AGENTS	82

Section 8.01.	Appointment	82

Section 8.02.	Delegation of Duties	83

Section 8.03.	Exculpatory Provisions	83

Section 8.04.	Reliance by Agents	83

Section 8.05.	Notice of Default	83

Section 8.06.	Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders	84

Section 8.07.	Indemnification	84

Section 8.08.	Agents in Their Individual Capacity	85

Section 8.09.	Successor Agents	85

Section 8.10.	Payments Set Aside	85

Section 8.11.	Administrative Agent May File Proofs of Claim	86

Section 8.12.	Collateral Matters	86

Section 8.13.	Intercreditor Agreements and Collateral Matters	86

Section 8.14.	Withholding Tax	87

Section 8.15.	Authorization of Actions to be Taken by the Pari Passu Collateral Agent Under the Collateral Agreements and the Agents Under the Intercreditor Agreement	87

ARTICLE IX	GUARANTEE	88

Section 9.01.	Guarantee by the Guarantors, etc.	88

Section 9.02.	Guarantors’ Obligations Absolute	88

Section 9.03.	Waivers	90

Section 9.04.	Subrogation Rights	90

-iii-

(continued)

-iv-

(continued)

-v-

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Note
Exhibit C	Form of Interest Period Election Request
Exhibit D-1 - D-4	Form of U.S. Tax Compliance Certificate
Exhibit E	Form of Permitted Loan Purchase Assignment and Acceptance
Exhibit F	[Reserved]
Exhibit G	Form of Annual Compliance Certificate
Exhibit H	Form of Joinder Agreement
Exhibit I-1	Form of Assignment of Insurance - Owner
Exhibit I-2	Form of Assignment of Insurance by Internal Charterers
Exhibit J-1	Form of Assignment of Earnings - Owner
Exhibit J-2	Form of Assignment of Earnings by Internal Charterers
Exhibit K-1	Form of Ship Mortgage - Panama
Exhibit K-2	Form of Ship Mortgage and Deed of Covenants - Bahamas
Exhibit L	Form of Opinion of Bahamian Legal Counsel

Schedule 2.01	Commitments and Lenders
Schedule 3.01	Corporate Status
Schedule 3.03	No Violation - No Conditions
Schedule 3.04	Litigation
Schedule 3.12(A)	Subsidiaries
Schedule 3.12(B)	Capitalization - Liens on Equity Interests
Schedule 3.12(C)	Capitalization - Authorized or Outstanding Interests
Schedule 3.15	Environmental Laws
Schedule 3.19	Permits
Schedule 3.26	Restrictions on Payments of Dividends
Schedule 6.06(h)	Additional Partial Vessel Sale Provisions
Schedule 6.18(d)	Post-Closing Actions

AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Agreement”), dated as of October 25, 2012, as amended and restated as of November 22, 2013, among VANTAGE DRILLING COMPANY, a Cayman Islands exempted company (the “Parent”), OFFSHORE GROUP INVESTMENT LIMITED, a Cayman Islands exempted company (the “Company”), VANTAGE DELAWARE HOLDINGS, LLC, a Delaware limited liability company (“US Borrower” and, together with the Company, the “Borrowers”), the Guarantors (as hereinafter defined), the Lenders (as hereinafter defined) from time to time party hereto and CITIBANK, N.A., as administrative agent for the Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Lenders.

WHEREAS, the Agents, the Lenders, the Parent, and the Borrowers entered into that certain Term Loan Agreement, dated as of October 25, 2012 (as amended prior to the date hereof, the “Existing Term Loan Agreement”). Under the Existing Term Loan Agreement, the Lenders, among other things, made available to the Borrowers loans in an original aggregate principal amount of $500,000,000;

WHEREAS, the parties hereto have agreed to amend and restate the Existing Term Loan Agreement in its entirety as set forth in this Agreement;

NOW, THEREFORE, the Parent, the Borrowers, the Lenders and the Agents agree to amend and restate the Existing Term Loan Agreement in its entirety set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“2015 Indenture” means the indenture, dated as of July 30, 2010, of the Company and the Parent (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time), with the Guarantors (as defined therein), and the 2015 Noteholder Agent.

“2015 Indenture Collateral Agreements” means any other agreement, document or instrument pursuant to which a Lien is granted by any Credit Party to secure any 2015 Note Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated or otherwise modified from time to time as permitted by the 2015 Indenture.

“2015 Indenture Documents” means the 2015 Indenture, the 2015 Indenture Collateral Agreements and any agreement, instrument or other document evidencing or governing any 2015 Note Obligations.

“2015 Note Obligations” means the “Obligations” (as defined in the 2015 Indenture) of the Credit Parties under the 2015 Indenture, the 2015 Notes, the Collateral Agreements, the 2015 Indenture Collateral Agreements and any other related document or instrument executed and delivered pursuant to any of the foregoing.

“2015 Noteholder Agent” means Wells Fargo Bank, National Association, and any and all successors thereto, as trustee and collateral agent (together with its successors and permitted assigns).

“2015 Notes” means the Company’s 11  1⁄2% Senior Secured First Lien Notes due 2015 issued under the 2015 Indenture.

“2019 Holders” means the Holders (as defined in the 2019 Indenture) of the 2019 Notes.

“2019 Indenture” means the indenture, dated as of October 25, 2012, of the Company and the Parent (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time), with the Guarantors (as defined therein), and the 2019 Noteholder Agent pursuant to which the 2019 Notes were issued.

“2019 Indenture Documents” means the 2019 Indenture and any agreement, instrument or other document evidencing or governing any 2019 Note Obligations.

“2019 Noteholder Agent” means Wells Fargo Bank, National Association, and any and all successors thereto, as trustee and collateral agent (together with its successors and permitted assigns) under the 2019 Indenture.

“2019 Note Obligations” means the “Obligations” (as defined in the 2019 Indenture) of the Credit Parties under the 2019 Indenture, the 2019 Notes, the Collateral Agreements and any other related document or instrument executed and delivered pursuant to any of the foregoing.

“2019 Notes” means the Company’s 7.5% Senior Secured First Lien Notes due 2019 issued under the 2019 Indenture.

“2019 Notes Secured Parties” means, collectively, the 2019 Holders (including the holders of any additional notes subsequently issued under and in compliance with the terms of the 2019 Indenture) and the 2019 Noteholder Agent.

“2019 Trustee” means Wells Fargo Bank, National Association, as trustee (together with its successors and permitted assigns) under the 2019 Indenture.

“2023 Indenture” means the indenture, dated as of March 28, 2013, of the Company and the Parent (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time), with the Guarantors (as defined therein), the 2023 Noteholder Trustee and the 2023 Noteholder Collateral Agent.

“2023 Indenture Documents” means any of the 2023 Notes, the 2023 Indenture, the guarantees of the foregoing and the Collateral Agreements.

“2023 Noteholder Collateral Agent” means Wells Fargo Bank, National Association, in its capacity as collateral agent for the benefit of the holders of the 2023 Notes, together with its successors in such capacity.

“2023 Noteholder Trustee” means Wells Fargo Bank, National Association in its capacity as trustee under the 2023 Indenture.

“2023 Note Obligations” means the “Obligations” (as defined in the 2023 Indenture) of the Credit Parties under the 2023 Indenture, the 2023 Notes, the Collateral Agreements and any other related document or instrument executed and delivered pursuant to any of the foregoing.

“2023 Notes” means the Company’s 7.125% Senior Secured First Lien Notes due 2023 issued under the 2023 Indenture.

“2023 Notes Secured Parties” means, collectively, the holders of 2023 Notes (including the holders of any additional notes subsequently issued under and in compliance with the terms of the 2023 Indenture), the 2023 Noteholder Collateral Agent and the 2023 Noteholder Trustee.

“ABR” means, for any day, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest per annum determined by Citibank, N.A. as its prime rate in effect at its principal office in New York, New York, and notified to the Administrative Borrower, (b) 1/2 of 1% per annum above the Federal Funds Rate and (c) 1% per annum above the one-month Adjusted LIBOR.

“ABR Borrowing” means a Borrowing comprised of ABR Loans.

“ABR Loan” means a Loan bearing interest at a rate equal to the ABR plus the Applicable Margin.

“Acquired Debt” means, with respect to any specified Person:

(1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person (regardless of the form of the applicable transaction by which such Person became a Subsidiary) or expressly assumed in connection with the acquisition of assets from any such Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person or of such Indebtedness being incurred in connection with the acquisition of assets; and

(2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

Acquired Debt will be deemed to be incurred on the date the acquired Person becomes a Subsidiary or the later of the date such Indebtedness is incurred or the date of the related acquisition of assets from such Person.

“Additional Vessel” means a drilling rig or drillship or other vessel that is used or useful in the Permitted Business; provided that upon the consummation of a Vessel Asset Sale where all of the interests in any such Additional Vessel are sold, leased, conveyed or otherwise disposed of in a transaction that complies with the terms of this Agreement, including the provisions of Section 6.05 and Section 6.06, such Additional Vessel shall not thereafter constitute an Additional Vessel hereunder.

“Adjusted LIBOR” means, with respect to any Interest Period, an interest rate per annum equal to the product of (a) the LIBOR in effect for such Interest Period and (b) Statutory Reserves.

“Administrative Agent” means Citibank, N.A., as the administrative agent for the Lenders under this Agreement and the other Loan Documents, or any successor administrative agent appointed in accordance with the provisions of Section 8.09.

“Administrative Borrower” means the Company.

“Administrative Questionnaire” shall have the meaning set forth in Section 10.06(b)(ii)(4).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Beneficial Ownership of 10% or more of the Voting Stock of a Person will be deemed to constitute control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Affiliate Transaction” shall have the meaning set forth in Section 6.07(a).

“Agent” means each of the Administrative Agent and the Collateral Agent.

“Agreement” shall have the meaning set forth in the preamble hereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Agreement Currency” shall have the meaning set forth in Section 10.17(b).

“Applicable Creditor” shall have the meaning set forth in Section 10.17(b).

“Applicable Margin” means 4.00% in the case of a LIBOR Loan (or 3.00% in the case of an ABR Loan).

“Approved Fund” shall have the meaning set forth in Section 10.06(b).

“Arranger” means Citigroup Global Markets Inc.

“Asset Sale” means:

(1) the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Parent, the Company, and the Restricted Subsidiaries, taken as a whole, or of the Company and the Restricted Subsidiaries taken as a whole will be governed by the provisions of Section 2.06(a) and/or Section 6.06 and not by the provisions of Section 2.06(b) or (c).

(2) the issuance of Equity Interests in any of the Restricted Subsidiaries or the sale of Equity Interests in any of the Company’s Subsidiaries other than statutory or directors qualifying shares; and

(3) an Involuntary Transfer.

Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

(1) any single transaction or series of related transactions that involves assets having a Fair Market Value or that results in generating Net Proceeds, in either case, of less than $10,000,000;

(2) a transfer of Equity Interests or other assets between or among the Company and any of the Restricted Subsidiaries;

(3) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

(4) the sale or lease or other disposition of products, services or accounts receivable in the ordinary course of business and any sale or conveyance or other disposition of damaged, worn-out or obsolete assets in the ordinary course of business;

(5) the sale or other disposition of cash or Cash Equivalents;

(6) a Restricted Payment that does not violate Section 6.04 or a Permitted Investment;

(7) the pledge, asset sale or other disposition by the Parent or any Excluded Parent Subsidiary of the Equity Interests of any Excluded Parent Subsidiary; and

(8) any transfer of property in connection with a sale and leaseback transaction other than the sale and leaseback of a Vessel.

“Asset Sale Offer” shall have the meaning set forth in Section 2.06(b)(ii).

“Asset Sale Offer Payment Date” shall have the meaning set forth in Section 2.06(b)(v)(2).

“Assignee” shall have the meaning set forth in Section 10.06(b).

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent (if required by Section 10.06, substantially in the form of Exhibit A or such other form as shall be approved by the Administrative Agent).

“Authorized Officer” means as to any Person, the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, the Assistant or Vice Treasurer, the Vice President-Finance, the General Counsel, the Secretary, the Assistant Secretary and any director, manager, managing member or general partner, in each case, of such Person, and any other senior officer designated as such in writing to the Administrative Agent by such Person. Any document delivered hereunder that is signed by an Authorized Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of the applicable Credit Party and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Authorized Representative” means (i) in the case of any Loan Obligations or the Secured Parties, the Administrative Agent, (ii) in the case of the 2019 Note Obligations, the 2019 Trustee, (iii) in the case of the Second Term Loan Obligations, the Second Term Loan Agent, (iv) in the in case of the 2023 Note Obligations, the 2023 Trustee, (v) in the case of any Series of Other Pari Passu Obligations or Other Pari Passu Secured Parties that become subject to the Intercreditor Agreement, the Authorized Representative named for such Series, and (vi) in the case of the Credit Agreement Obligations, the Credit Agreement Agent.

“Bank Secrecy Act” means the federal Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), as amended by the USA Patriot Act or otherwise from time to time, and all regulations thereunder and any successor regulations.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code, or any similar Federal, state or foreign bankruptcy, insolvency, receivership or similar law, including laws for the relief of debtors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns,” “Beneficial Ownership” and “Beneficially Owned” have a corresponding meaning.

“Bill of Sale” means that certain bill of sale from DSME to the Company or a Restricted Subsidiary transferring title of the Tungsten Explorer to the Company or a Restricted Subsidiary free and clear of all Liens.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means:

(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(2) with respect to a partnership, the board of directors of the general partner of the partnership;

(3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or the manager or any committee of managers; and

(4) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrowers” shall have the meaning set forth in the preamble to this Agreement.

“Borrower Materials” shall have the meaning set forth in Section 10.18.

“Borrowing” means a group of Loans of a single Type and made on a single date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Builder’s Certificate” means the builder’s certificate delivered by DSME in accordance with the terms of the Tungsten Explorer Construction Contract.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with any Loan (other than an ABR Loan), the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market.

“Calculation Date” means the date on which the event occurred for which the calculation of Parent Consolidated Cash Flow or Company Consolidated Cash Flow is made.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:

(1) United States dollars;

(2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than six months from the date of acquisition;

(3) certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thomson Bank Watch Rating of “B” or better;

(4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5) commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within six months after the date of acquisition;

(6) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition; and

(7) investments in (a) Foreign Deposit Accounts and cash management facilities maintained at one of the three largest banks in which any Restricted Subsidiary or any Other Guarantor maintains its registered or local office and (b) such investments as are comparable to the cash equivalents described in clauses (1) through (6) above that are customary investments for entities in such jurisdictions and that are consistent with the goal of preservation of capital and that are prudent under the circumstances.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Change in Law” means (a) the adoption of any law, treaty, order, policy, rule or regulation after the Closing Date, (b) any change in any law, treaty, order, policy, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender with any guideline, request, directive or order enacted or promulgated after the Closing Date by any central bank or other Governmental Authority or quasigovernmental authority (whether or not having the force of law); provided that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) and all guidelines, requests, directives, orders, rules and regulations adopted, enacted or promulgated in connection therewith shall be deemed to have gone into effect after the Closing Date regardless of the date adopted, enacted or promulgated and shall be included as a Change in Law only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a)(ii) and (c) of Section 2.10 generally on other borrowers of loans under United States credit facilities.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Parent, the Company and the Restricted Subsidiaries taken as a whole (other than assets of Excluded Parent Subsidiaries) or the Company and the Restricted Subsidiaries taken as a whole, in either case, to any “person” (as that term is used in Section 13(d) of the Exchange Act);

(2) any “person” (as defined above) acquires, directly or indirectly, in one or a series of transactions Beneficial Ownership of more than 50% of the Voting Stock of the Parent (or any other direct or indirect parent of the Company) or the Company and maintains such Beneficial Ownership of more than 50% of the Voting Stock of the Parent (or any other direct or indirect parent of the Company) or the Company, measured by voting power rather than number of shares, for more than 15 consecutive Business Days;

(3) the adoption of a plan relating to the liquidation or dissolution of the Parent, the Company or US Borrower;

(4) the consummation of any transaction or any series of transactions (including, without limitation, any merger, consolidation or other business combination), the result of which is that any “person” (as defined above), becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Parent (or any other direct or indirect parent of the Company), measured by voting power rather than number of shares;

(5) the Parent or the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Parent or the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Parent or the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Parent or the Company outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance);

(6) the first day on which the Parent ceases to own at least 90% of the outstanding Equity Interests of the Company or the Company ceases to own 100% of the outstanding Equity Interests of US Borrower; or

(7) the first day on which a majority of the members of the Board of Directors of the Parent are not Continuing Directors.

“Change of Control Offer” shall have the meaning set forth in Section 2.06(a)(ii).

“Change of Control Payment Date” shall have the meaning set forth in Section 2.06(a)(ii)(3).

“Closing Date” means October 25, 2012.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all assets and property, whether now owned, or hereafter acquired, upon which a Lien or Mortgage securing the Loan Obligations is granted or purported to be granted under any Collateral Agreements.

“Collateral Agent” means Wells Fargo Bank, National Association, as collateral agent for the benefit of the Secured Parties (and, as applicable, as Pari Passu Collateral Agent for the Secured Parties and the other holders of Pari Passu Obligations), or any successor collateral agent appointed in accordance with the provisions of Section 8.09 and the provisions of the Intercreditor Agreement.

“Collateral Agreements” means, collectively, the Security Agreement, each Mortgage, each assignment, the Intercreditor Agreement, the Insurance and Earnings Supplement and each other instrument, including any security document or pledge agreement, creating Liens in favor of the Pari Passu Collateral Agent as required by this Agreement or the Intercreditor Agreement, in each case, as the same may be in effect from time to time.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make a Loan on the Closing Date pursuant to Section 2.01(a), expressed as the principal amount of the Loan to be made by such Lender pursuant to such Section. The amount of each Lender’s Commitment is set forth on Schedule 2.01. The aggregate principal amount of the Commitments is $500,000,000.

“Common Collateral” means, at any time, Collateral in which the Pari Passu Collateral Agent and/or holders of one or more Series of Pari Passu Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. Notwithstanding the foregoing, neither Credit Agreement Excluded Collateral nor Pari Passu Excluded Collateral will constitute Common Collateral.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Consolidated Cash Flow” means, with respect to any period, the Consolidated Net Income of the Company for such period plus, without duplication:

(1) an amount equal to (a) any extraordinary loss plus (b) any net loss realized by the Company or any of the Restricted Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2) provision for taxes based on income or profits of the Company and the Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3) the Consolidated Interest Expense of the Company and the Restricted Subsidiaries to the extent that such Consolidated Interest Expenses were deducted in computing such Consolidated Net Income; plus

(4) depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Company and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

(5) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

Company Consolidated Cash Flow shall be calculated to give effect to the following:

(A) Pro forma effect shall be given to any acquisition of a company, business, asset or Vessel that has been made by the Company or any of the Restricted Subsidiaries during the four-quarter reference period, or approved and expected to be consummated within 30 days of the Calculation Date, including, in each case, through a merger or consolidation or an acquisition, and including any related financing transactions, in each case during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date, in each case, as if such transaction had occurred on the first day of the applicable four-quarter reference period.

(B) Company Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded.

(C) The provision for taxes based on the income or profits of, and the depreciation, amortization and other non-cash expenses of, a Restricted Subsidiary will be added to Consolidated Net Income to compute Company Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

For the avoidance of doubt, the calculation of the ratio test set forth in Section 6.03(a)(ii), shall give effect to any incurrence, assumption or guarantee of any Indebtedness relating to the construction, delivery and/or acquisition of any Vessel in accordance with the foregoing clause (A).

“Confidential Information” shall have the meaning set forth in Section 10.14.

“Consent Solicitation” means the solicitation of consents from the holders of the 2015 Notes by the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated October 1, 2012, and in the accompanying Consent and Letter of Transmittal, as the same may be amended or supplemented from time to time.

“Consolidated Cash Flow” means Parent Consolidated Cash Flow or Company Consolidated Cash Flow, as applicable, on the applicable Calculation Date.

“Consolidated Interest Coverage Ratio” means, with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Consolidated Interest Expense of such Person for such period; provided, however, that the Consolidated Interest Coverage Ratio shall be calculated giving pro forma effect to any transaction that may be given pro forma effect in accordance with Article 11 of Regulation S-X under the Securities Act as in effect from time to time; provided, further, however, that (a) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded and (b) the Consolidated Interest Expense attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Consolidated Interest Expense will not be obligations of the referent Person or any of the Restricted Subsidiaries (in the case of the Company) or the referent Person and its Subsidiaries (in the case of the Parent) following the Calculation Date.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:

(1) the consolidated interest expense of such Person and its Restricted Subsidiaries (in the case of the Company), or such Person and its Subsidiaries (in the case of the Parent) for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net payments (if any) pursuant to Hedging Obligations but excluding:

(a) amortization of debt issuance costs; and

(b) any nonrecurring charges relating to any premium or penalty paid, write off of deferred finance costs or original issue discount or other charges in connection with redeeming or otherwise retiring any Indebtedness prior to its Stated Maturity, to the extent that any of such nonrecurring charges constitute interest expense); and

(2) the consolidated interest expense of such Person and any Restricted Subsidiaries (in the case of the Company) or such Person and its Subsidiaries (in the case of the Parent) that was capitalized during such period.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries (in the case of the Company) or such Person and its Subsidiaries (in the case of the Parent) for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

(1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary;

(2) the Net Income of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3) the cumulative effect of a change in accounting principles will be excluded; and

(4) non-cash gains and losses due solely to fluctuations in currency values will be excluded.

“Consolidated Tangible Assets” means, with respect to any Person as of any date, the amount which, in accordance with GAAP, would be set forth under the caption “Total Assets” (or any like caption) on a consolidated balance sheet of such Person and its Restricted Subsidiaries, less all goodwill, patents, tradenames, trademarks, copyrights, franchises, experimental expenses, organization expenses and any other amounts classified as intangible assets in accordance with GAAP.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Parent who:

(1) was a member of such Board of Directors on the STLA Closing Date; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election; provided, however, that if a majority of the members of the Board of Directors of the Parent are at any time nominated for election by any single “person” or any group of persons having any agreement, arrangement or understanding with respect to nomination of directors (as the term “person” is used in Section 13(d) of the Exchange Act) and elected to the Board of Directors of the Parent, each member so nominated and elected shall not be a Continuing Director, regardless of whether such member is currently serving, or has previously served, as a member of the Board of Directors of the Parent.

“Contract Unwind Trigger” means the termination of the underlying Drilling Contract and the collection of all revenue and accounts receivable owing under such Drilling Contract to the applicable Subsidiary.

“Contract Winning Trigger” means the entering into a Drilling Contract by any direct or indirect Subsidiary of the Parent or the Company that is not already a Guarantor or the US Borrower, under which the drilling services are to be performed by a Vessel or any Additional Vessel of the Company or any Restricted Subsidiary.

“Covenant Suspension Event” shall have the meaning set forth in Section 6.11(a).

“Credit Agreement” means that certain Credit Agreement, dated as of June 21, 2012, as amended and restated by that certain Amended and Restated Credit Agreement, dated as of March 28, 2013, and as further amended, restated, modified, renewed, refunded, replaced or refinanced, among the Parent, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto, the Credit Agreement Collateral Agent and the Credit Agreement Agent.

“Credit Agreement Agent” means Royal Bank of Canada, together with its successors and permitted assigns in such capacity.

“Credit Agreement Collateral Agent” means the collateral agent under the Credit Agreement, which shall initially be Wells Fargo Bank, National Association.

“Credit Agreement Collateral Agreements” means the Collateral Agreements and any agreement, document or instrument pursuant to which a Lien is granted by any Grantor (as defined in the Security Agreement) to secure any Credit Agreement Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time as permitted by the Pari Passu Documents.

“Credit Agreement Documents” means the Credit Agreement, the Credit Agreement Collateral Agreements and any other agreement, instrument or other document evidencing or governing any Credit Agreement Obligations.

“Credit Agreement Excluded Collateral” shall have the meaning set forth in the Intercreditor Agreement.

“Credit Agreement Obligations” means Indebtedness incurred pursuant to the Credit Agreement and which is permitted pursuant to this Agreement, the Second Term Loan Facility, the 2019 Indenture and the 2023 Indenture to be secured by a first Lien that is pari passu on the Common Collateral, in an aggregate principal amount for all such Indebtedness not to exceed $200,000,000 plus interest (including interest which but for the filing of a petition in bankruptcy with respect to either Borrower, the Parent or any other Guarantor (in each case, including in its capacity as a co-borrower thereunder), would have accrued on such obligations, whether or not a claim for such interest or fees is allowed in such proceeding), fees, costs and expenses including legal fees and expenses to the extent authorized under the Credit Agreement Documents.

“Credit Agreement Secured Parties” means, collectively, the lenders from time to time party to the Credit Agreement, the Credit Agreement Collateral Agent and the Credit Agreement Agent.

“Credit Facility” means a credit agreement, including the Credit Agreement, term loan (other than the Loans and the loans under the Second Term Loan Facility), promissory note or notes with, or other evidence of Indebtedness to, banks or other institutional lenders, investors or credit providers, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Credit Party” means each Borrower and each Guarantor.

“Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

“Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of Indebtedness (or any Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such Indebtedness by the Parent, either Borrower or any of the Subsidiaries.

“Deepwater Vessel” means each of (i) the Bahamian flag vessels the Platinum Explorer, the Titanium Explorer and the Tungsten Explorer, and (ii) any other deepwater vessel hereafter acquired by the Company or any Restricted Subsidiary. For the avoidance of doubt, as of the Repricing Effective Date, the Panamanian flag vessels the Emerald Driller, the Sapphire Driller, the Topaz Driller and the Aquamarine Driller are not Deepwater Vessels.

“Default” means any event which is, or with passage of time or the giving of notice both would be, an Event of Default.

“Designated Non-cash Consideration” means the Fair Market Value of non-cash consideration received by the Parent, the Company or a Restricted Subsidiary in connection with an Asset Sale, less the amount of cash or Cash Equivalents received in connection with a subsequent sale or other disposition of such Designated Non-cash Consideration. For the avoidance of doubt, the assets described in clauses (i), (ii) and (iii) of Section 6.06(e) shall not constitute Designated Non-cash Consideration.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the Maturity Date. Notwithstanding the preceding sentence, the following will not constitute Disqualified Stock:

(1) any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Parent or the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale if the terms of such Capital Stock provide that the Parent or the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 6.04; and (2) Capital Stock that is convertible or exchangeable into other Capital Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this

Agreement will be the maximum amount that the Parent or the Company and the Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

“Drilling Contract” means any drilling contract in respect of any Vessel or other contract for use of any Vessel (except Internal Charters and Permitted Third Party Charters).

“DSME” means Daewoo Shipbuilding & Marine Engineering Co., Ltd., a corporation organized and existing under the laws of the Republic of South Korea.

“Earnings Account” means, collectively, the interest bearing accounts maintained from time to time with JPMorgan Chase Bank, N.A., the Pari Passu Collateral Agent or another financial institution reasonably acceptable and located in the United States subject to an account control agreement, except to the extent prohibited by applicable law.

“Earnings Assignment” means, collectively, the first priority assignments of earnings in favor of the Pari Passu Collateral Agent given by the Company, each applicable Guarantor, and each applicable Internal Charterer respecting all earnings derived from the Vessels and their respective operations, substantially in the form attached hereto as Exhibits J-1 or J-2, as the same may be amended, supplemented or modified from time to time.

“Environmental Claims” means any and all actions, suits, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or investigation (other than internal reports prepared by or on behalf of the Parent or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings arising under or based upon any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, “Claims”), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.

“Environmental Law” means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment, including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or human health or safety, or Hazardous Materials.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect on the Closing Date and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” means each person (as defined in Section 3(9) of ERISA) that together with the Parent or any other Group Party would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“Event of Default” shall have the meaning set forth in Section 7.01.

“Event of Loss” means any of the following events:

(1) the actual or constructive total loss of a Vessel or the agreed or compromised total loss of a Vessel;

(2) the destruction of a Vessel;

(3) damage to a Vessel to an extent, determined in good faith by the Parent within 90 days after the occurrence of such damage as shall make repair thereof uneconomical or shall render such Vessel permanently unfit for normal use (other than obsolescence); or

(4) the condemnation, confiscation, requisition for title, seizure, forfeiture or other taking of title to or use of a Vessel that shall not be revoked within six months.

An Event of Loss shall be deemed to have occurred:

(A) in the event of the destruction or other actual total loss of a Vessel, on the date of such loss, or if such date is unknown, on the date such Vessel was last reported;

(B) in the event of a constructive, agreed or compromised total loss of a Vessel, on the date of determination of such total loss;

(C) in the case of any event referred to in clause (3) above, upon such date of determination; or

(D) in the case of any event referred to in clause (4) above, on the date that is six months after the occurrence of such event.

“Event of Loss Proceeds” means all compensation, damages and other payments (including insurance proceeds) received by the Parent, the Company, or a Subsidiary of either of them, or either Agent, jointly or severally, from any Person, including any Governmental Authority, with respect to or in connection with an Event of Loss.

“Excess Proceeds” shall have the meaning set forth in Section 2.06(b)(iii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Collateral” shall have the meaning set forth in the Security Agreement.

“Excluded Parent Subsidiaries” means the current and future Subsidiaries of the Parent that are not the Company, the Guarantors or the Restricted Subsidiaries. As of the Repricing Effective Date, the Excluded Parent Subsidiaries consisted of Vantage Luxembourg I SARL, Vantage Energy Services Inc., Vantage International Management Co. Pte. Ltd., Vantage International Payroll Company, Vantage Driller V Co., Vantage Driller VI Co., Vantage Holdings Caymans, Platinum Explorer Company, Titanium Explorer Company, Cobalt Explorer Company, Vantage Deepwater Holdings Company, Cobalt Explorer Holdings Company, Vantage Drilling de Mexico SRL CV, Vantage Luxembourg II SARL, Advantage ODC Limited, Vantage Drilling Netherlands II BV, Vantage Drilling do Brasil Servicios de Petroleo Ltda, Vantage Project Holdings Company and Vantage Angola Holdings Company.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by its overall net income or profits (however denominated), and franchise (and similar) Taxes and branch profits Taxes, in each case (i) imposed by a jurisdiction (including any political subdivision thereof) as a result of such Recipient being organized under the laws of, or having its principal office in, or in the case of any Lender, having its applicable Lending Office in, such jurisdiction, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any withholding Tax imposed on any payments to or for the account of such Lender with respect to an interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to a request by the Administrative Borrower under Section 10.07), or (ii) such Lender designates a new Lending Office, except in each case to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from any Credit Party with respect to such withholding Tax pursuant to Section 2.17, (c) any Taxes attributable to such Recipient’s failure to comply with Section 2.17(d) or Section 2.17(f) or (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Indebtedness” means Indebtedness of the Parent, the Company, any Restricted Subsidiary or any Other Guarantor (other than Indebtedness under the 2023 Notes and the guarantees thereof, the Loans, Indebtedness under the Credit Facility and the Second Term Loan Facility) in existence on the STLA Closing Date, until such amounts are repaid.

“Existing Term Loan Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Extended Loans” shall have the meaning set forth in Section 2.22(a).

“Extending Lender” shall have the meaning set forth in Section 2.22(a).

“Extension” shall have the meaning set forth in Section 2.22(a).

“Extension Amendment Agreement” means an Extension Amendment Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Borrower, among the Administrative Borrower, the Administrative Agent and one or more Extending Lenders, effecting one or more Extensions and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.22.

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of the Parent (unless otherwise provided in this Agreement).

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations promulgated thereunder or official administrative interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letters” means (a) the fee letter dated as of October 25, 2012, between the Company and the Administrative Agent with respect to the payment of administrative agent fees, (b) the engagement letter dated as of October 4, 2012, among the Company and the Co-Lead Arrangers (as defined in the Existing Term Loan Agreement) and the other parties from time to time party thereto and (c) the engagement letter dated as of November 12, 2013, among the Company and Citigroup Global Markets Inc.

“First Amendment” means the Amendment No. 1 to Term Loan Agreement, dated as of November 20, 2013, among the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Foreign Deposit Account” has the meaning set forth in the Security Agreement.

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement that is not subject to U.S. law, and that is maintained or contributed to by the Parent or any of its Subsidiaries with respect to employees, directors, consultants or independent contractors employed or otherwise providing services outside the United States.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, as are in effect from time to time; provided that GAAP as in effect on the Closing Date shall be applied in respect of determining whether leases should be recorded as operating leases under GAAP.

“Governmental Authority” means any federal, state, local or foreign court or governmental agency, authority, instrumentality, regulator or regulatory, administrative or legislative body.

“Group Party” means each Credit Party and each Restricted Subsidiary.

“guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations.

“Guarantee” means the Guarantee, made by each Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to Article IX.

“Guarantors” means the Parent, each Subsidiary of the Company (other than US Borrower) and each Other Guarantor that executes a Guarantee in accordance with the provisions of this Agreement, in each case, together with their respective successors and assigns until the Guarantee of such Person has been released in accordance with the provisions of this Agreement and the other Loan Documents.

“Hazardous Materials” means (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas, (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law and (c) any other chemical, material or substance, which is prohibited, limited or regulated by any Environmental Law.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

(3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“Historical Financial Statements” means the audited consolidated balance sheets of the Parent and its consolidated Subsidiaries as of December 31, 2010, 2011 and 2012, and the related audited statements of income and comprehensive income, statements of changes in shareholders’ equity and statements of cash flows for each of the fiscal years in the three-year period ended December 31, 2012.

“incur” shall have the meaning set forth in Section 6.03(a).

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money;

(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3) in respect of bankers’ acceptances;

(4) representing Capital Lease Obligations;

(5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or

(6) representing any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person.

“Indemnified Liabilities” shall have the meaning set forth in Section 10.05(d).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to or measured by any payment by or on account of any obligation of any Credit Party hereunder or under any other Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indentures” means the 2019 Indenture and the 2023 Indenture.

“Ineligible Institution” means the Persons identified in writing to the Administrative Agent by the Administrative Borrower on or prior to the Closing Date, and as may be identified in writing to the Administrative Agent by the Administrative Borrower from time to time thereafter, with the written consent of the Administrative Agent, by delivery of a notice thereof to the Administrative Agent setting forth such Person or Persons (or the Person or Persons previously identified to Agent that are to be no longer considered “Ineligible Institutions”).

“Information” shall have the meaning set forth in Section 3.08(a).

“Insurance Advisor” means Willis Group or another independent insurance advisor to the Pari Passu Collateral Agent who is reasonably satisfactory to the Company and who is not the Company’s independent marine insurance broker.

“Insurance and Earnings Supplement” means the Insurance and Earnings Supplement, dated as of March 28, 2013, by the Pari Passu Collateral Agent, the Borrowers and the Guarantors.

“Insurance Assignment” means, collectively, the first priority assignments of insurance in favor of the Pari Passu Collateral Agent given by the Company and the applicable Guarantor and applicable Internal Charterer, if any, respecting all insurance covering the Vessels or their respective operations, substantially in the form attached hereto as Exhibits I-1 and I-2, as the same may be amended, supplemented or modified from time to time.

“Intercreditor Agreement” means (i) the Amended and Restated Intercreditor Agreement dated as of October 25, 2012, among the Pari Passu Collateral Agent, the Collateral Agent, the Administrative Agent, the 2019 Trustee, the 2019 Noteholder Agent, the Credit Agreement Agent, the Credit Agreement Collateral Agent, the Second Term Loan Agent, the Second Term Loan Collateral Agent, the 2023 Trustee, the 2023 Noteholder Collateral Agent, the Grantors (as defined in the Security Agreement), and the other parties from time to time party thereto, as such Amended and Restated Intercreditor Agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement or (ii) any replacement thereof that contains terms not materially less favorable to the Secured Parties than the Amended and Restated Intercreditor Agreement referred to in clause (i).

“Interest Payment Date” means, (a) with respect to any ABR Loan, the last Business Day of each calendar quarter (being the last day of March, June, September and December of each year), and (b) otherwise, the last day of the Interest Period applicable to the Loan and, in the case of a Loan with an Interest Period of more than three months’ duration each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Loan and, in addition, the date of any conversion of such Loan to an ABR Loan.

“Interest Period” means as to any Loan (other than an ABR Loan), the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Loan, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 (or, if agreed to by all relevant Lenders, 9 or 12) months thereafter, as the Administrative Borrower may elect, or the date any Loan (other than an ABR Loan) is effectively converted to an ABR Loan in accordance with Section 2.10 or repaid or prepaid in accordance with Section 2.05 or Section 2.14 or on the Maturity Date; provided that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing of a Loan initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Period Election Request” means a request by the Administrative Borrowers to elect an Interest Period in accordance with Section 2.21.

“Internal Charter” means any charter or other contract respecting the use or operations of any Vessel between any Guarantor that is a Vessel owner and any Internal Charterer.

“Internal Charter Unwind Trigger” means the termination of the underlying Internal Charter and the collection of all revenue and accounts receivable owing under such Internal Charter to the applicable Subsidiary.

“Internal Charterer” means any Subsidiary of the Company or any Subsidiary of the Parent, in each case, that is not the owner of the relevant Vessel and that is a party to any Drilling Contract or any bareboat charter or other such charter in respect of a Vessel.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency, in each case, with a stable or better outlook.

“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Company’s Investments in such Subsidiary that were not sold or disposed of in an amount determined as provided in Section 6.04(d). The acquisition by the Company or any Subsidiary of the Company of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Company or such Subsidiary in such third Person that is not a Subsidiary of such Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in Section 6.04(d). Except as otherwise provided in this Agreement, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

“Involuntary Transfer” means, with respect to any property or asset (other than a Vessel, which shall be governed by Section 2.06(c))of the Company or any Restricted Subsidiary, (a) any damage to such asset that results in an insurance settlement with respect thereto on the basis of a total or a constructive or compromised total loss, (b) the confiscation, condemnation, requisition, appropriation or similar taking regarding such asset by any government or instrumentality or agency thereof, including by deed in lieu of condemnation, or (c) foreclosure or other enforcement of a Lien or the exercise by a holder of a Lien of any rights with respect to it.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit H or such other form as shall be approved by the Administrative Agent.

“Judgment Currency” shall have the meaning set forth in Section 10.17(b).

“Lender” means each financial institution listed on Schedule 2.01, and any Person that becomes a “Lender” hereunder on or after the Closing Date pursuant to Section 10.06, other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.06.

“Lending Office” means, as to any Lender, the applicable branch, office, Affiliate or account (if appropriate) of such Lender designated by such Lender to make Loans to the Administrative Borrower.

“LIBOR” means for any Interest Period, the higher of (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in United States dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) with a maturity comparable to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in United States dollars are offered for a maturity comparable to such relevant Interest Period to major banks in the London interbank market in London, England, as selected by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period and (b) 1.00% per annum.

“LIBOR Borrowing” means a Borrowing comprised of LIBOR Loans.

“LIBOR Loan” means a Loan bearing interest at a rate equal to the Adjusted LIBOR plus the Applicable Margin.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

“Loan Documents” means this Agreement, the Guarantees, the Collateral Agreements, the Fee Letters, any Note, the First Amendment and any intercreditor agreement with respect to this Agreement and the Loans entered into on or after the Closing Date to which the Administrative Agent or Collateral Agent is a party on behalf of the Lenders (including the Intercreditor Agreement).

“Loan Obligations” means Obligations, including prepayment premiums, in respect of the Loans, this Agreement and the Collateral Agreements, including, for the avoidance of doubt, the Guarantees.

“Loans” means the loans made by the Lenders to the Borrowers pursuant to Section 2.01 of the Existing Term Loan Agreement on the Closing Date.

“Material Adverse Change” means a change, event, circumstance, development, state of facts, or condition that has or would reasonably be expected to have a material adverse effect on the Company and its Subsidiaries and other Credit Parties, taken as a whole; provided, however, that Material Adverse Change shall not include material adverse effects resulting from: (a) general changes in the industry in which the Company and its Subsidiaries and the other Credit Parties are engaged; (b) general changes in economic or political conditions, or financial markets; (c) failure alone to meet internal or analyst projections or forecasts or estimates of revenues, earnings or other financial metrics for any period (provided, that the underlying reasons for such failure shall be taken into account in determining whether there has been a Material Adverse Change); (d) acts of God, including hurricanes and storms, acts or failures to act of Governmental Authorities (where not caused by the willful or negligent acts of the Borrowers, any Subsidiary of the Borrowers or any of their respective Affiliates); (e) civil unrest or similar disorder; terrorist acts; (f) changes in applicable laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling completion or operating costs or other taxes; or (g) effects or changes that are cured or no longer exist by the Restatement Effective Date.

“Material Adverse Effect” means the occurrence of any circumstance, event or condition that has had or would, individually or in the aggregate, have a material adverse effect on (a) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Group Parties, taken as a whole, (b) the ability of the Credit Parties to perform their respective obligations in all material respects under this Agreement or any of the other Loan Documents, (c) the enforceability of the Collateral Agreements or the attachment, perfection or priority of any Liens intended to be created thereby, (d) the validity or enforceability of any of the Loan Documents, (e) the consummation of any of the transactions contemplated under any of the Loan Documents, or (f) the rights and remedies of the Agents and the Lenders under this Agreement or under any of the other Loan Documents.

“Material Information” means the occurrence of any material effect, or any event or condition that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, the occurrence of a Material Adverse Effect.

“Maturity Date” means October 25, 2017, or, if such date is not a Business Day, the first Business Day thereafter; provided that with respect to Extended Loans established pursuant to Section 2.22, “Maturity Date” means the final maturity date specified therefor in the Extension Amendment Agreement with respect thereto.

“MD&A” has the meaning found in Section 6.02(e).

“MNPI” means any Material Information that is Non-Public Information.

“Money Laundering Laws” has the meaning found in Section 3.23(e).

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Mortgage” means each Ship Mortgage, each other mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on property owned or leased by either Borrower or any Guarantor is granted to secure Loan Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented or modified from time to time.

“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however:

(1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale or (b) the disposition of any securities by such Person or any of the Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of the Restricted Subsidiaries; and

(2) any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

“Net Proceeds” means the aggregate cash proceeds received by the Company or any Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (1) the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, sales commissions, relocation expenses incurred as a result of the Asset Sale, and taxes paid or payable as a result of the Asset Sale after taking into account any available tax credits or deductions and any tax sharing arrangements; and (2) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

“Non-Consenting Lender” shall have the meaning set forth in Section 10.07(c).

“Non-Public Information” means information concerning the Parent or any of its Subsidiaries or any Affiliate of any of the foregoing, or any security of any of the foregoing, that is not Public Information.

“Non-Recourse Debt” means Indebtedness:

(1) as to which neither the Company nor any of the Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

(2) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Company or any of the Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity; and

(3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of the Restricted Subsidiaries.

“Non-U.S. Lender” means any Lender that is not a “United States person” as defined by Section 7701(a)(30) of the Code.

“Note” means any promissory note issued to a Lender that evidences the Loans extended by such Lender to the Borrowers.

“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“OFAC” shall have the meaning set forth in Section 3.23(c).

“Offering Memorandum” means the offering memorandum, dated October 16, 2012, in respect of the 2019 Notes.

“Officers’ Certificate” means a certificate signed on behalf of the Administrative Borrower by two Authorized Officers of the Administrative Borrower, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Administrative Borrower, which meets the requirements set forth in this Agreement.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than any such connection arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any other Loan Documents, or sold or assigned an interest in any Loan or Loan Document).

“Other Guarantor” means a Guarantor that is a direct or indirect Subsidiary of the Parent but not a direct or indirect Subsidiary of the Company, and whose sole purpose is to be (a) a party to a Drilling Contract or an Internal Charter or (b) the parent company of an Internal Charterer, in each case, to the extent (i) such Subsidiary is not permitted to become a direct or indirect Subsidiary of the Company due to restrictions imposed by the terms of the applicable Drilling Contract, (ii) causing such Subsidiary to become a direct or indirect Subsidiary of the Company would result in adverse tax treatment or a violation of applicable laws, in each case, as determined by the Administrative Agent, or (iii) the sole business and activity of such Subsidiary is to act as a bidding entity for Drilling Contracts. As of the Repricing Effective Date, the Other Guarantors are Vantage Driller I Co., a Cayman Islands exempted company, Vantage Driller II Co., a Cayman Islands exempted company, Vantage Driller IV Co., a Cayman Islands exempted company, Vantage Holding Hungary Kft, a Hungarian limited liability company, and Vantage Drilling Netherlands BV, a private company with limited liability under the laws of the Netherlands.

“Other Pari Passu Facility” means each indenture, credit agreement, Credit Facility (other than the Credit Agreement) or other governing agreement with respect to any Other Pari Passu Obligations, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Other Pari Passu Obligations” means other Indebtedness of the Company or the Restricted Subsidiaries that is equally and ratably secured with the Pari Passu Obligations as permitted by this Agreement and is designated by the Administrative Borrower as an Other Pari Passu Obligation.

“Other Pari Passu Secured Parties” means the holders of any Other Pari Passu Obligations and any Authorized Representative with respect thereto.

“Other Taxes” means any and all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or made under any other Loan Document or from the execution or delivery of, registration or enforcement of, or performance of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.07).

“Overnight Rate” means, for any day, with respect to any amount denominated in U.S. Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

“Parent” shall have the meaning set forth in the preamble to this Agreement.

“Parent Consolidated Cash Flow” means, with respect to any period, the Consolidated Net Income of the Parent for such period plus, without duplication:

(1) an amount equal to (a) any extraordinary loss plus (b) any net loss realized by the Parent and its Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2) provision for taxes based on income or profits of the Parent and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3) the Consolidated Interest Expense of the Parent and its Subsidiaries to the extent that such Consolidated Interest Expenses were deducted in computing such Consolidated Net Income; plus

(4) depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Parent and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

(5) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

Parent Consolidated Cash Flow shall be calculated to give effect to the following:

(A) Pro forma effect shall be given to any acquisition of a company, business, asset or Additional Vessel that has been made by the Parent or any of its Subsidiaries or to the commencement of operations of an Additional Vessel first delivered to the Parent or any of its Subsidiaries, in each case, during the four-quarter reference period, or approved and expected to be consummated within 30 days of the Calculation Date, including, in each case, through a merger or consolidation or an acquisition, and including any related financing transactions, in each case during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date, in each case, as if such transaction had occurred on the first day of the applicable four-quarter reference period.

(B) With respect to the calculation of the Consolidated Interest Coverage Ratio for purposes of Section 6.03(a)(i), pro forma effect shall be given to any delivery to, or acquisition by, the Parent or any of its consolidated Subsidiaries of any Additional Vessel or construction contract for such Additional Vessel usable in the normal course of business of the Parent that is (or are) subject to a Qualified Services Contract; provided that:

(1) the amount of Parent Consolidated Cash Flow attributable to such Additional Vessel shall be calculated in good faith by a responsible financial or accounting officer of such Person;

(2) in the case of earned revenues under a Qualified Services Contract, the Parent Consolidated Cash Flow shall be based on revenues actually earned pursuant to the Qualified Services Contract relating to such Additional Vessel or Additional Vessels, taking into account, where applicable, only actual expenses incurred without duplication in any measurement period;

(3) the amount of Parent Consolidated Cash Flow shall be the lesser of the Parent Consolidated Cash Flow derived on a pro forma basis from revenues for (a) the first full year of the Qualified Services Contract and (b) the average of the Parent Consolidated Cash Flow of each year of such Qualified Services Contract for the term of the Qualified Services Contract;

(4) in determining the estimated expenses attributable to such Additional Vessel, the calculation shall give effect to the interest expense attributable to the incurrence, assumption or guarantee of any Indebtedness relating to the construction, delivery and/or acquisition of such Additional Vessel (including Indebtedness that is to be incurred following the time of calculation in order to consummate the construction, acquisition and/or delivery of the Additional Vessel);

(5) with respect to any expenses attributable to an Additional Vessel, if the actual expenses differ from the estimate, the actual amount shall be used in such calculation;

(6) if a Qualified Services Contract is terminated, or is amended, supplemented or modified, following the Calculation Date, and after giving effect to the termination or the terms of such Qualified Services Contract as so amended, supplemented or modified, the Company would not have been able to but did incur additional Indebtedness pursuant to the ratio set forth in Section 6.03(a)(i), the Parent will, at the time of any such event, be required to either: (a) repay all or any part of any such Indebtedness that would not have been permitted to be incurred had the Qualified Services Contract or such amendments, supplements or modifications thereto not been in effect at the time such Indebtedness was originally incurred, or (b) enter into a replacement Qualified Services Contract, the terms of which would have permitted the incurrence of such Indebtedness had such replacement contract been in effect at the time such Indebtedness was incurred; and

(7) notwithstanding the foregoing, the pro forma inclusion of Parent Consolidated Cash Flow attributable to any such Qualified Services Contract for the four-quarter reference period shall be reduced by the actual Parent Consolidated Cash Flow from such Additional Vessel previously earned and accounted for in the actual results for the four-quarter reference period, which actual Parent Consolidated Cash Flow may be included in the foregoing clause (A).

(C) The Parent Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded.

(D) The provision for taxes based on the income or profits of, and the depreciation, amortization and other non-cash expenses of, a Subsidiary (other than an Unrestricted Subsidiary) will be added to Consolidated Net Income to compute Parent Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Parent by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to the Subsidiary or its stockholders.

For the avoidance of doubt, (1) the calculation of the ratio test set forth in Section 6.03(a)(i), shall give effect to any incurrence, assumption or guarantee of any Indebtedness relating to the construction, delivery and/or acquisition of any Additional Vessel in accordance with the foregoing clauses (A) and (B); and (2) the acquisition of an Additional Vessel with actual earned Parent Consolidated Cash Flow and future Parent Consolidated Cash Flow expected by virtue of the existence of a Qualified Services Contract, may be given pro forma effect due to the combined effect of the foregoing clauses (A) and (B).

“Pari Passu Collateral Agent” means Wells Fargo Bank, National Association, in its capacity as the pari passu collateral agent under the Intercreditor Agreement for all holders of Pari Passu Obligations.

“Pari Passu Document” means the Loan Documents, the 2019 Indenture Documents, the Second Term Loan Documents, the 2023 Indenture Documents, the Credit Agreement Documents and any other document or instrument evidencing or governing any Other Pari Passu Obligations.

“Pari Passu Excluded Collateral” means any cash, certificate of deposit, deposit account, money market account or other such liquid assets to the extent that such cash, certificate of deposit, deposit account, money market account or other such liquid assets are on deposit or maintained with the Credit Agreement Agent or any other Credit Agreement Secured Party (other than the Pari Passu Collateral Agent) to secure the Credit Agreement Obligations.

“Pari Passu Indebtedness” means (a) with respect to the Borrowers, the Loans and any other Pari Passu Obligations which are equally and ratably secured with the Loans, and (b) with respect to any Guarantor, its Guarantee and any other Pari Passu Obligations which are equally and ratably secured with such Guarantor’s Guarantee.

“Pari Passu Obligations” means (a) the Loan Obligations, (b) the Second Term Loan Obligations, (c) the Credit Agreement Obligations, (d) the 2019 Note Obligations, (e) the 2023 Note Obligations, (f) all Other Pari Passu Obligations and (g) all other Obligations in respect of, or arising under, the Pari Passu Documents, including all fees and expenses of the collateral agent payable with respect thereto and shall include all interest and fees, which but for the filing of a petition in bankruptcy with respect to the Borrower, the Parent or any other Guarantor (in each case, including in its capacity as a co-borrower thereunder), would have accrued on such obligations, whether or not a claim for such interest or fees is allowed in such proceeding.

“Pari Passu Secured Party” means (a) the Pari Passu Collateral Agent, (b) the Secured Parties, (c) Second Term Loan Secured Parties, (d) the 2019 Notes Secured Parties, (e) the 2023 Notes Secured Parties, (f) the Credit Agreement Secured Parties and (g) the holders of Other Pari Passu Obligations.

“Participant” shall have the meaning set forth in Section 10.06(c)(i).

“Participant Register” shall have the meaning set forth in Section 10.06(c)(ii).

“Permits” shall have the meaning set forth in Section 3.19.

“Permitted Business” means:

(1) with respect to the Company and the Restricted Subsidiaries, a business in which the Company and the Restricted Subsidiaries were engaged on the Closing Date, as described in the Offering Memorandum, and any business reasonably related or complimentary thereto; and

(2) with respect to the Parent, the ownership of the Equity Interests in the Company and the Parent’s other Subsidiaries and the business in which the Parent is engaged on the Closing Date and, as described in the Offering Memorandum and any business reasonably related or complimentary thereto.

“Permitted Debt” shall have the meaning set forth in Section 6.03(b).

“Permitted Investments” means:

(1) any Investment in the Company, in US Borrower or in a wholly owned Restricted Subsidiary that is a Guarantor;

(2) any Investment in Cash Equivalents;

(3) any Investment by the Company or any wholly owned Restricted Subsidiary in a Person, if as a result of such Investment:

(a) such Person becomes a wholly owned Restricted Subsidiary and a Guarantor; or

(b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company, US Borrower or a wholly owned Restricted Subsidiary that is a Guarantor;

(4) Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (4) that are at the time outstanding not to exceed the greater of (a) $100,000,000 and (b) 5% of the Company’s Consolidated Tangible Assets;

(5) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Sections 2.06(b) and 6.06;

(6) any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company;

(7) any Investments received in compromise or resolution of obligations of trade creditors or customers that were incurred in the ordinary course of business of the Company or any of the Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer and any Investments obtained in exchange for any such Investments;

(8) Investments represented by Hedging Obligations; and

(9) other Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (9) that are at the time outstanding not to exceed $25,000,000.

“Permitted Liens” means:

(1) Liens on assets of the Borrowers and the Guarantors securing Indebtedness and other Obligations under any Credit Facility that is permitted by Sections 6.03(b)(i);

(2) Liens existing on the STLA Closing Date, including Liens securing (a) the 2023 Notes and related guarantees, (b) the exchange notes and related note guarantees to be issued pursuant to the Registration Rights Agreement, (c) the Second Term Loan Facility and the related guarantees, (d) the 2019 Notes and related note guarantees and the exchange notes and related note guarantees to be issued pursuant to the registration rights agreement with respect thereto, (e) the Loan Obligations, in each case, that are permitted to be incurred pursuant to Section 6.03(b)(ii), (iii) or (iv);

(3) Liens in respect of Indebtedness of the Parent permitted to be incurred by Section 6.03(a)(i) covering only the assets constructed or acquired with or financed by such Indebtedness; provided that none of the assets of either Borrower or any Guarantor (other than the Parent) will be permitted to be subject to any Lien pursuant to this clause (3);

(4) Liens in favor of the Company, US Borrower or the Guarantors;

(5) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Parent, the Company or any Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Subsidiary;

(6) Liens on property (including Capital Stock) existing at the time of acquisition of the property by the Parent, the Company or any Subsidiary of the Company; provided that such Liens were in existence prior to, such acquisition, and not incurred in contemplation of, such acquisition;

(7) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

(8) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by Section 6.03(b)(v) covering only the assets constructed or acquired with or financed by such Indebtedness;

(9) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(10) Liens imposed by law, such as necessaries suppliers, carriers’, warehousemen’s, landlord’s, mechanics’, crew’s wages, salvage and general average Liens, in each case, incurred in the ordinary course of business not more than 30 days past due or which are being contested in good faith;

(11) survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(12) the pledge or encumbrance by the Parent or any Excluded Parent Subsidiary of the Equity Interests, property or assets of any Excluded Parent Subsidiary;

(13) Liens created for the benefit of (or to secure) Loan Obligations;

(14) Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under this Agreement; provided, however, that:

(A) the new Lien is limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Indebtedness (plus improvements and accessions to such property, or proceeds or distributions thereof); and

(B) the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (i) the outstanding principal amount, or, if greater, committed amount, of the original Indebtedness and (ii) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

(15) Liens for obligations owed to vendors or other third parties that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided that, any reserve or other appropriate provision as is required in conformity with GAAP has been made thereof;

(16) Liens to secure Hedging Obligations of the Company or any Restricted Subsidiary; and

(17) Liens incurred in the ordinary course of business of the Borrowers or any Guarantor with respect to obligations that do not exceed $25,000,000 at any one time outstanding.

“Permitted Loan Purchases” shall have the meaning set forth in Section 10.06(e).

“Permitted Operating Expense and Tax Reimbursements” means, without duplication as to amounts, actual amounts paid by the Parent for the benefit of the Company and the Restricted Subsidiaries in respect of bona fide goods, taxes, services and other operating expenses incurred from and after the Closing Date and relating to the Permitted Business of the Company and the Restricted Subsidiaries; provided that any amounts so paid to the Parent are on terms no less favorable than those available in arm’s length transactions with unaffiliated third parties; provided, further, that in no event shall any amounts that may be classified as Permitted Parent Payments be treated as Permitted Operating Expense and Tax Reimbursements.

“Permitted Parent Payments” means, without duplication as to amounts, payments to the Parent by the Company or any Restricted Subsidiary to permit the Parent to pay reasonable and bona fide franchise taxes and accounting, legal and administrative expenses of the Credit Parties when due, in an aggregate amount not to exceed $25,000,000 per annum, which amount shall increase by 1.0% per annum on January 1 of each year, beginning on January 1, 2013.

“Permitted Refinancing Indebtedness” means any Indebtedness of the Parent, the Company or any of the Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge other Indebtedness of the Parent, the Company or any of the Restricted Subsidiaries (other than intercompany Indebtedness); provided that:

(1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith);

(2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged;

(3) if the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is (a) subordinated in right of payment to the Loan Obligations, then such Permitted Refinancing Indebtedness is subordinated in right of payment to the Loan Obligations or (b) pari passu in right of payment to the Loan Obligations, then such Permitted Refinancing Indebtedness is subordinated or pari passu in right of payment to the Loan Obligations, in the case of each of clauses (a) and (b), on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged;

(4) in the case of Indebtedness of the Company or any Restricted Subsidiary, such Indebtedness is incurred either by the Company or by the Restricted Subsidiary or both the Company and the Restricted Subsidiary who is the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged;

(5) in the case of Indebtedness of the Parent, such Indebtedness is incurred either by the Parent or by an Excluded Parent Subsidiary or both the Parent and an Excluded Parent Subsidiary who is the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged; and

(6) in the case of guarantees by Other Guarantors of any Indebtedness being refinanced that is permitted by this Agreement to be refinanced, such new guarantee of the Other Guarantor is incurred by the same Other Guarantor who is the obligor on the guarantee being renewed, refunded, refinanced, replaced, defeased or discharged.

“Permitted Third Party Charter” means the charter of a Vessel to a third party in conjunction with the conduct of drilling operations, where a Guarantor (other than the Parent) or US Borrower effectively retains operational control of the Vessel and local law requires a resident person of the nation in whose waters the Vessel is located to charter the Vessel as a condition to the lawful conduct of drilling operations in such waters and where either Borrower or a Guarantor is the ultimate beneficiary of indemnities under the Drilling Contract.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Plan” means, excluding any Foreign Plan, any (i) “defined benefit plan” as defined in Section 3(35) of ERISA that is subject to Title IV of ERISA, (ii) pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code, (iii) “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code or (iv) “multiple employer plan” within the meaning of Section 210(a) of ERISA or Section 413(c) of the Code that is subject to Title IV of ERISA.

“Platform” shall have the meaning set forth in Section 10.18.

“Pledge Agreement” means the Pledge Agreement, dated as of October 25, 2012, by the Parent in favor of the Pari Passu Collateral Agent, as amended, amended and restated, or supplemented from time to time in accordance with its terms.

“Polish Guarantor” shall have the meaning set forth in Section 9.13.

“Polish Limitation Amount” shall have the meaning set forth in Section 9.13.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

“Pro Rata Extension Offers” shall have the meaning set forth in Section 2.22(a).

“Property” of any Person means any interest of such Person in any property or asset (whether real, personal, mixed, tangible or intangible).

“Protocol of Delivery and Acceptance” means the protocol of delivery and acceptance evidencing the delivery of the Tungsten Explorer by DSME to and acceptance of the Tungsten Explorer by the Company or a Restricted Subsidiary.

“Public Information” means any information that (a) has been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act and, where applicable, any comparable doctrines under state and foreign securities laws, (b) does not constitute MNPI concerning the Parent or any Subsidiary or other Affiliate of any of the foregoing, or any security of any of the foregoing, for purposes of the United States federal and state securities laws and, where applicable, foreign securities laws or (c) solely in the case of information concerning the Parent or any Subsidiary of the foregoing (but only if such information does not constitute MNPI for the foregoing purposes of any other Affiliate thereof), so long as none of the Parent or any of its Subsidiaries shall have any securities registered under the Exchange Act or issued pursuant to Rule 144A under the Securities Act, or shall otherwise be subject to the reporting obligations under the Exchange Act, is information of the type that would be publicly disclosed in connection with an issuance of securities by the Parent or such Subsidiary pursuant to an offering of securities registered under the Securities Act or made in reliance on Rule 144A under the Securities Act.

“Public Lender” shall have the meaning set forth in Section 10.18.

“Qualified Services Contract” means, with respect to any Additional Vessel acquired by or committed to be delivered to, the Parent or any of its Subsidiaries, a bona fide contract or series of contracts, together with any amendments, supplements or modifications thereto, that the Board of Directors of the Parent, acting in good faith, designates as a “Qualified Services Contract” pursuant to a resolution of the Board of Directors of the Parent, which contract or contracts:

(1) are between the Parent or one of its Subsidiaries, on the one hand, and (a) a Person with a rating (or a Person whose parent has such a rating) of either BBB- or higher from S&P or Baa3 or higher from Moody’s, or if such ratings are not available, then a similar investment grade rating from another nationally recognized statistical rating agency or (b) any other Person provided such contract is supported by letters of credit, performance bonds or guarantees from a Person or its parent that has an investment grade rating as described in the preceding subclause (a) of this clause (1), or such contract provides for a lockbox or similar arrangements or direct payment to the Parent or its Subsidiary, as the case may be, by a Person with (or a Person whose parent has) such an investment grade rating, for the full amount of the contracted payments due over the four-quarter reference period considered in calculating Consolidated Cash Flow;

(2) provide for services to be performed by the Parent or one or more of its Subsidiaries involving the use of such Additional Vessel by the Parent or one or more of its Subsidiaries, in either case for a minimum aggregate period of at least one year;

(3) provide for a fixed or minimum dayrate or fixed rate for such Additional Vessel covering all the period in (2) above; and

(4) for purposes of Section 6.03, provide that revenues from such Qualified Services Contract are to be received by the Parent or its Subsidiary within one year of (a) delivery of the related Additional Vessel and (b) the incurrence of any Indebtedness pursuant to Section 6.03.

“Rating Agency” means (1) each of Moody’s and S&P and (2) if Moody’s or S&P ceases to rate the Loans for reasons outside of the Parent’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15cs-1(c)(2)(vi)(F) under the Exchange Act selected by the Parent or any direct or indirect parent of the Parent (as certified by a resolution of the Board of Directors of the Parent or such direct or indirect parent of the Parent, as applicable) as a replacement agency for Moody’s or S&P, as the case may be.

“Recipient” means (a) the Administrative Agent, (b) the Collateral Agent, or (c) any Lender, as applicable.

“Register” shall have the meaning set forth in Section 10.06(b)(iv).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of March 28, 2013, among the Representatives (as defined therein), the Borrowers and the Guarantors and any other Registration Rights Agreement entered into from time to time in connection with the issuance of additional 2023 Notes under the 2023 Indenture.

“Regulation T” means Regulation T of the Board as from time to time in effect and any successor to all or any portion thereof establishing margin requirements.

“Regulation U” means Regulation U of the Board as from time to time in effect and any successor to all or any portion thereof establishing margin requirements.

“Regulation X” means Regulation X of the Board as from time to time in effect and any successor to all or any portion thereof establishing margin requirements.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents and members of such Person or such Person’s Affiliates and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Repayment Date” has the meaning set forth in Section 2.05(b).

“Repricing Effective Date” means November 22, 2013.

“Required Lenders” means, at any time, Lenders having outstanding Loans and unused Commitments that, taken together, represent more than 50% of the sum of all outstanding Loans at such time.

“Requirement of Law” means, as to any Person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Payments” shall have the meaning set forth in Section 6.04(b).

“Restricted Subsidiary” means any Subsidiary of the Company that is not an Unrestricted Subsidiary of such Person.

“Reversion Date” shall have the meaning set forth in Section 6.11(b).

“S&P” means Standard & Poor’s Financial Services LLC or any successor to the rating agency business thereof.

“Scheduled Repayment” shall have the meaning set forth in Section 2.05(b).

“SEC” means the U.S. Securities and Exchange Commission.

“Second Term Loan Agent” means the administrative agent under the Second Term Loan Facility, which shall initially be Citibank, N.A.

“Second Term Loan Collateral Agent” means the collateral agent under the Second Term Loan Facility, which shall initially be Wells Fargo Bank, National Association.

“Second Term Loan Documents” means the Second Term Loan Facility, the Collateral Agreements and any agreement, instrument or other document evidencing or governing any Second Term Loan Obligations.

“Second Term Loan Facility” means that certain Second Term Loan Agreement, dated as of March 28, 2013, among the Borrowers, the Parent as a guarantor and other guarantors party thereto, the lenders from time to time party thereto, the Second Term Loan Agent, and the Second Term Loan Collateral Agent, as collateral agent for such lenders.

“Second Term Loan Obligations” means the “Obligations” (as defined in the Second Term Loan Facility) of the Credit Parties under the Second Term Loan Facility, the Collateral Agreements and any other related document or instrument executed and delivered pursuant to any of the foregoing.

“Second Term Loan Secured Parties” means, collectively, the lenders from time to time party to the Second Term Loan Facility, the Second Term Loan Collateral Agent and the Second Term Loan Agent.

“Secured Parties” means, collectively, the Agents and the Lenders.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement, dated as of October 25, 2012, among the Borrowers and the Grantors (as defined therein) from time to time party thereto in favor of the Pari Passu Collateral Agent, as amended, amended and restated, or supplemented from time to time in accordance with its terms.

“Series” means (a) with respect to the Pari Passu Secured Parties, each of (i) the Secured Parties (in their capacities as such), (ii) the 2019 Notes Secured Parties (in their capacity as such), (iii) the Second Term Loan Secured Parties (in their capacities as such), (iv) the 2023 Notes Secured Parties (in their capacities as such), (v) the Other Pari Passu Secured Parties that become subject to the Intercreditor Agreement after the Closing Date that are represented by a common Authorized Representative (in its capacity as such for such Other Pari Passu Secured Parties) and (vi) the Credit Agreement Secured Parties and (b) with respect to any Pari Passu Obligations, each of (i) the Loan Obligations, (ii) the 2019 Notes Obligations, (iii) the Second Term Loan Obligations, (iv) the 2023 Notes Obligations, (v) the Other Pari Passu Obligations incurred pursuant to any Other Pari Passu Agreement, which pursuant to any joinder agreement, are to be represented under the Intercreditor Agreement by a common Authorized Representative (in its capacity as such for such Other Pari Passu Obligations) and (vi) the Credit Agreement Obligations.

“Ship Mortgage” means collectively the first naval mortgages and other instruments such as statutory mortgages and deeds over the Vessels (including, with respect to the Tungsten Explorer, executed, delivered, and recorded as of the date, subject to adjustment across time zones, the Tungsten Explorer is delivered by DSME to the applicable Subsidiary), each duly registered in the Bahamian or Panamanian ship registry, as applicable, in favor of the Pari Passu Collateral Agent, substantially in the form attached hereto as Exhibits K-1 and K-2, as the same may be amended, supplemented or modified from time to time.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the STLA Closing Date.

“Stated Maturity” means, with respect to any installment of interest or principal on any item or series of Indebtedness, the date on which the payment of interest or principal is scheduled to be paid in the documentation governing such Indebtedness as of the Closing Date or, if such item or series is incurred after the Closing Date, the date such item or series is incurred will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Statutory Reserves” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. A Loan that is not an ABR Loan shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“STLA Closing Date” means March 28, 2013.

“Subagent” shall have the meaning set forth in Section 8.02.

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Subsidiary Guarantor” means any Guarantor other than the Parent.

“Suspended Covenants” shall have the meaning set forth in Section 6.11(a).

“Suspension Period” shall have the meaning set forth in Section 6.11(b).

“Taxes” means any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Tender Offer” means the offer to purchase for cash a majority of the outstanding 2015 Notes by the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated October 1, 2012, and in the accompanying Consent and Letter of Transmittal, as the same may be amended or supplemented from time to time.

“Transaction Fees” means (a) the tender offer consideration paid to holders of the 2015 Notes who tender their 2015 Notes in connection with and subject to the terms of the Tender Offer, (b) the consent fee paid to holders of the 2015 Notes in connection with and subject to the terms of the Consent Solicitation and (c) the fees and expenses in connection with (i) the issuance and sale of the 2019 Notes, (ii) the Tender Offer, (iii) the Consent Solicitation, (iv) the entry into this Agreement and (v) all other transactions relating to the foregoing.

“Transactions” means, collectively, (a) the issuance and sale of the 2019 Notes and entry into the related guarantees and other documents, (b) entry into the Loan Documents, (c) consummation of the Tender Offer, (d) consummation of the Consent Solicitation, (e) payment of the Transaction Fees and (f) all other transactions relating to the foregoing.

“Tungsten Explorer” means the Ultra Deepwater Drillship Hull No. 3615, to be owned by, and registered in the name of, the Company or a Restricted Subsidiary under Bahamian flag (subject to any Vessel Asset Sale following the Tungsten Explorer Delivery Date).

“Tungsten Explorer Construction Assignment” means the first priority assignment of the Tungsten Explorer Construction Contract and Tungsten Explorer Refund Guarantee in favor of the Pari Passu Collateral Agent given by Tungsten Explorer Company together with the consent thereto, if any, of each of DSME and Korea Eximbank, as issuer of the Tungsten Explorer Refund Guarantee.

“Tungsten Explorer Construction Contract” means the Construction Contract between DSME and Tungsten Explorer Company dated May 9, 2011, respecting the construction and delivery of the Tungsten Explorer, as amended, modified, or supplemented from time to time.

“Tungsten Explorer Delivery Date” shall have the meaning set forth in Section 3.24(c).

“Tungsten Explorer Refund Guarantee” means the Letter of Credit issued by the Korea Eximbank, or similar instrument respecting the obligations of DSME under the Tungsten Explorer Construction Contract, as amended, modified or supplemented from time to time.

“Type” means, when used in respect of any Loan, the Rate by reference to which interest on such Loan is determined. For purposes hereof, “Rate” shall include the LIBOR and the ABR.

“US Borrower” shall have the meaning set forth in the preamble hereto.

“U.S. Dollars” or “$” means lawful money of the United States of America.

“U.S. Lender” means any Lender other than a Non-U.S. Lender.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.17(d)(ii).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

“Unrestricted Subsidiary” means any Subsidiary of the Company (other than the US Borrower) that is designated by the Board of Directors of the Parent as an Unrestricted Subsidiary pursuant to a resolution of such Board of Directors, but only to the extent that such Subsidiary:

(1) has no Indebtedness other than Non-Recourse Debt;

(2) except as permitted by Section 6.07, is not party to any agreement, contract, arrangement or understanding with the Parent, the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Parent, the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

(3) is a Person with respect to which none of the Parent, the Company nor any of the Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results;

(4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of the Restricted Subsidiaries; and

(5) is not the owner or Internal Charterer of a Vessel.

(I) The Board of Directors of the Parent may designate any Restricted Subsidiary (other than US Borrower) to be an Unrestricted Subsidiary if:

(1) the Company could make the Restricted Payment which is deemed to occur upon such designation by Section 6.04 equal to the appropriate Fair Market Value of all outstanding Investments owned by the Parent, the Company and the Restricted Subsidiaries in such Subsidiary at the time of such designation;

(2) such Restricted Subsidiary meets the definition of an “Unrestricted Subsidiary”;

(3) the designation would not constitute or cause (with or without the passage of time) a Default or Event of Default or no Default or Event of Default would be in existence following such designation; and

(4) the Company delivers to the Administrative Agent a certified copy of a resolution of the Board of Directors of the Parent giving effect to such designation and an officers’ certificate certifying that such designation complied with the preceding conditions and was permitted by Section 6.04.

If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Parent, the Company and the Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under Section 6.04 or under one or more clauses of the definition of Permitted Investments, as determined by the Company.

If, at any time, any Unrestricted Subsidiary designated as such would fail to meet the preceding requirements as an Unrestricted Subsidiary or any other Unrestricted Subsidiary would fail to meet the definition of an “Unrestricted Subsidiary,” then such Subsidiary will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 6.03, the Company or the applicable Restricted Subsidiary will be in default of such covenant.

In connection with the occurrence of a Contract Unwind Trigger, the Parent or the Company may cause an applicable Restricted Subsidiary (other than US Borrower) to be designated an Unrestricted Subsidiary if it meets the conditions set forth in this clause (I).

(II) The Board of Directors of the Parent may at any time designate any Unrestricted Subsidiary or Subsidiary of the Parent to be a Restricted Subsidiary if:

(1) the Company and the Restricted Subsidiaries could incur the Indebtedness which is deemed to be incurred upon such designation under Section 6.03, equal to the total Indebtedness of such Subsidiary calculated on a pro forma basis as if such designation had occurred on the first day of the four-quarter reference period;

(2) the designation would not constitute or cause a Default or Event of Default; and

(3) the Company delivers to the Administrative Agent a certified copy of a resolution of the Board of Directors of the Parent giving effect to such designation and an officers’ certificate certifying that such designation complied with the preceding conditions, including the incurrence of Indebtedness under Section 6.03.

“USA Patriot Act” means the U.S.A. Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001).

“Vessel” means each of (i) the Panamanian flag vessels, the Emerald Driller, the Sapphire Driller, the Topaz Driller and the Aquamarine Driller, (ii) the Deepwater Vessels and (iii) any other Additional Vessel hereafter acquired by the Company or any Restricted Subsidiary in each case together with all related spares, equipment and any additions or improvements; provided that for the purposes of any provision related to the acquisition or disposition of a Vessel, such acquisition or disposition may be conducted through the transfer of all of the Capital Stock of any special purpose entity that owns such Vessel; provided, further, that upon the consummation of a Vessel Asset Sale where all of the interests in such Vessel are sold, leased, conveyed or otherwise disposed of in a transaction that complies with the terms of this Agreement, including Sections 6.04 and 6.06, such Vessel shall not thereafter constitute a Vessel hereunder.

“Vessel Asset Sale” means a sale, lease (except under an Internal Charter, a Drilling Contract or a Permitted Third Party Charter), conveyance or other disposition of a Vessel, or any minority interest in a Vessel, right to a Vessel or construction contract respecting the construction of any Vessel; provided that any Vessel Asset Sale with respect to a minority interest in a Vessel will be subject to the Mortgage relating to such Vessel.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2) the then outstanding principal amount of such Indebtedness.

“Withholding Agent” means any Credit Party and the Administrative Agent.

SECTION 1.02. Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document means such document as amended, restated, supplemented or otherwise modified from time to time. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP.

ARTICLE II

The Credits

SECTION 2.01. Term Loans.

(a) On the Closing Date, “Loans” in the aggregate principal amount of $500,000,000 were made to the Borrowers under the Existing Term Loan Agreement and $475,000,000 of such “Loans” remain outstanding as of date hereof (such outstanding “Loans” being hereinafter referred to as the “Existing Loans”). Each Borrower and each Lender agrees that on the Repricing Effective Date, the Existing Loans shall be reevidenced as Loans under this Agreement. The Commitments hereunder automatically terminated on the Closing Date.

(b) Loans made on the Closing Date may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed.

SECTION 2.02. [Reserved].

SECTION 2.03. [Reserved].

SECTION 2.04. [Reserved].

SECTION 2.05. Repayment of Loans; Evidence of Debt.

(a) The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender to the Borrowers on the Maturity Date applicable thereto, in U.S. Dollars.

(b) The Borrowers shall repay to the Administrative Agent, in U.S. Dollars, for the benefit of the Lenders, on each date set forth below (each, a “Repayment Date”), the principal amount of the Loans set forth opposite such Repayment Date (each, a “Scheduled Repayment”):

Repayment Date	Scheduled Repayment
Last Business Day of December 2013	$12,500,000
Last Business Day of March 2014	$12,500,000
Last Business Day of June 2014	$12,500,000
Last Business Day of September 2014	$12,500,000
Last Business Day of December 2014	$12,500,000
Last Business Day of March 2015	$12,500,000
Last Business Day of June 2015	$12,500,000
Last Business Day of September 2015	$12,500,000
Last Business Day of December 2015	$12,500,000
Last Business Day of March 2016	$12,500,000
Last Business Day of June 2016	$12,500,000
Last Business Day of September 2016	$12,500,000
Last Business Day of December 2016	$12,500,000
Last Business Day of March 2017	$12,500,000
Last Business Day of June 2017	$12,500,000
Last Business Day of September 2017	$12,500,000
Maturity Date	$275,000,000

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to the appropriate Lending Office of such Lender resulting from the Loan made by such Lending Office of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lending Office of such Lender from time to time under this Agreement.

(d) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain the Register pursuant to Section 10.06(b)(iv) and (v), and a subaccount for each Lender, in which the Register and subaccounts (taken together) shall be recorded (i) the amount of the Loans made hereunder and the Interest Period(s) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender’s share thereof.

(e) The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs (c) and (d) of this Section 2.05 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the joint and several obligation of the Borrowers to repay (with applicable interest) the Loan made to the Borrowers by such Lender in accordance with the terms of this Agreement.

(f) Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Administrative Borrower (on behalf of the Borrowers) shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form attached hereto as Exhibit B.

SECTION 2.06. Change of Control; Asset Sale; Mandatory Prepayments.

(a) Change of Control.

(i) Upon the occurrence of a Change of Control, each Lender will have the right to require the Borrowers to repay all or any part of such Lender’s Loan in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the repayment date, except to the extent the Borrowers have previously or concurrently elected to prepay the Loans in accordance with Section 2.14.

(ii) Within ten Business Days following any Change of Control, except to the extent that the Borrowers have exercised their right to prepay the Loans in accordance with Section 2.14, the Administrative Borrower shall notify the Administrative Agent in writing, and the Administrative Agent shall promptly deliver notice to each Lender to the address of such Lender appearing in the Register or otherwise in accordance with Section 10.02 of the following (such notification, a “Change of Control Offer”):

(1) that a Change of Control has occurred and that such Lender has the right to require the Borrowers to repay such Lender’s Loans in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the repayment date;

(2) the circumstances and relevant facts and financial information regarding such Change of Control;

(3) the repayment date (which shall be no earlier than 30 days nor later than 60 days from the date on which the Administrative Agent is notified) (the “Change of Control Payment Date”);

(4) that unless the Borrowers default in making the payment, all Loans accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(5) that Lenders electing to have any Loans repaid pursuant to a Change of Control Offer will be required to notify the Administrative Agent prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6) that Lenders will be entitled to withdraw their election to require the Borrowers to repay such Loans; provided that the Administrative Agent receives, not later than the close of business on the expiration date of the Change of Control Offer, a facsimile transmission, electronic mail or letter setting forth the name of such Lender, the principal amount of Loans to be repaid, and a statement that such Lender is withdrawing its election to have such Loans repaid; and

(7) the other instructions determined by the Administrative Borrower or as reasonably requested by the Administrative Agent, consistent with this Section 2.06, that a Lender must follow in order to have its Loans repaid.

The notice, if delivered in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Lender receives such notice. If (x) the notice is delivered in a manner herein provided and (y) any Lender fails to receive such notice or a Lender receives such notice but it is defective, such Lender’s failure to receive such notice or such defect shall not affect the validity of the proceedings for the repayment of the Loans as to all other Lenders that properly received such notice without defect.

(iii) On the repayment date, the Borrowers shall repay the Loans in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest (if any) to the repayment date to the Lenders electing such repayment.

(iv) A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(v) The Borrowers will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Agreement and repays all Loans properly elected to be repaid and not withdrawn under such Change of Control Offer and the Administrative Borrower shall instruct the Administrative Agent to accept repayments made by such third party.

(b) Asset Sale.

(i) Within 360 days after the receipt of any Net Proceeds from an Asset Sale (including, without limitation, an Involuntary Transfer), the Parent, the Company or the applicable Restricted Subsidiary, as the case may be, may apply such Net Proceeds:

(1) to repay Indebtedness of the Company or the Restricted Subsidiaries, including Loans and permanent reductions of Obligations under any other Credit Facility (and, if the Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto);

(2) to acquire all or substantially all of the assets of, or any Capital Stock of, another Permitted Business of the Borrowers, if, after giving effect to any such acquisition of Capital Stock, such Permitted Business is or becomes a Restricted Subsidiary;

(3) to make a capital expenditure for the Company or any of the Restricted Subsidiaries; or

(4) to acquire other assets that are not classified as current assets under GAAP and that are used or useful in the Borrowers’ Permitted Business;

provided that clauses (2) through (4) above shall be deemed to be satisfied if a bona fide binding contract committing to make the investment, acquisition or expenditure referred to herein is entered into by the Parent, the Company or any Restricted Subsidiary, as the case may be, with a Person within the time period specified in the preceding paragraph and such Net Proceeds are subsequently applied in accordance with such contract within one year and six months following the date of such Asset Sale. In the event any such contract is later cancelled or terminated for any reason before the Net Proceeds are applied in connection therewith, then such Net Proceeds must be applied as set forth herein and, if such termination or cancellation occurs later than the 360-day period, shall constitute Excess Proceeds as set forth below.

(ii) Any Net Proceeds from any Asset Sale that are not applied as provided and within the time period set forth in clause (i) of this Section 2.06(b) will constitute “Excess Proceeds.” When the aggregate amount of Excess Proceeds exceeds $20,000,000, the Borrowers shall, within ten (10) Business Days thereof, make an offer (the “Asset Sale Offer”) to all Lenders (and all holders of other Pari Passu Obligations containing provisions similar to this Section 2.06(b)) to repay the maximum principal amount of Loans (and such other Pari Passu Obligations) that may be repaid out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest (or, in respect of such Pari Passu Obligations, such lesser price, if any, as may be provided for by the terms of such Pari Passu Obligations), to the date fixed for the closing of such offer.

(iii) To the extent that the aggregate amount of Loans (and such Pari Passu Obligations) accepted for repayment or tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Borrowers may use any remaining Excess Proceeds for any purpose that is not prohibited by the Loan Documents; provided that pending any such application, the proceeds of the Asset Sale, whether assets, property or cash, are subject to a Lien under the Collateral Agreements. If the aggregate principal amount of Loans (and other Pari Passu Obligations) accepted for repayment or surrendered by holders thereof pursuant to such Asset Sale Offer exceeds the amount of Excess Proceeds, the Administrative Agent shall apply the Excess Proceeds ratably to the repayment of the Loans and any other tendered Pari Passu Obligations based on the accreted value or principal amount of the Loans or such Pari Passu Obligations accepted for repayment or tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

(iv) Pending the final application of any Net Proceeds under clause (i) or (iii), the Company may temporarily reduce outstanding revolving credit Indebtedness of the Parent, the Borrowers, any Restricted Subsidiary or any Other Guarantor, or otherwise invest the Net Proceeds in cash and Cash Equivalents.

(v) The Administrative Borrower shall deliver any Asset Sale Offer required under clause (ii) by written notice of such occurrence to the Administrative Agent, and the Administrative Agent shall promptly deliver notice to each Lender to the address of such Lender appearing in the Register or otherwise in accordance with Section 10.02 with the following information:

(1) that the Borrowers are making an Asset Sale Offer pursuant to this Section 2.06(b) and that all Loans and other applicable Pari Passu Obligations properly accepted for repayment or tendered and not withdrawn pursuant to such Asset Sale Offer will be repaid by the Borrowers;

(2) the repayment date, which will be no earlier than thirty days nor later than sixty days from the date on which such notice is delivered (the “Asset Sale Offer Payment Date”);

(3) that any Loan not properly accepted for repayment will remain outstanding and continue to accrue interest;

(4) that unless the Borrowers default in making the payment, all Loans accepted for payment pursuant to the Asset Sale Offer will cease to accrue interest on the Asset Sale Offer Payment Date;

(5) that Lenders electing to have any Loans repaid pursuant to an Asset Sale Offer will be required to notify the Administrative Agent prior to the close of business on the third Business Day preceding the Asset Sale Offer Payment Date;

(6) that Lenders will be entitled to withdraw their election to require the Borrowers to repay such Loans; provided that the Administrative Agent receives, not later than the close of business on the expiration date of the Asset Sale Offer, a facsimile transmission, electronic mail or letter setting forth the name of such Lender, the principal amount of Loans to be repaid, and a statement that such Lender is withdrawing its election to have such Loans repaid;

(7) that, to the extent that the aggregate principal amount of Loans or the other Pari Passu Obligations accepted for repayment or surrendered by holders thereof exceeds the amount of Excess Proceeds, the Administrative Agent will apply the Excess Proceeds as set forth under the second-to-last sentence of Section 2.06(b)(iii); and

(8) the other instructions, as determined by the Administrative Borrower or as reasonably requested by the Administrative Agent, consistent with this Section 2.06(b), that a Lender must follow in order to have its Loans repaid.

The notice, if delivered in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Lender receives such notice. If (x) the notice is delivered in a manner herein provided and (y) any Lender fails to receive such notice or a Lender receives such notice but it is defective, such Lender’s failure to receive such notice or such defect shall not affect the validity of the proceedings for the repayment of the Loans as to all other Lenders that properly received such notice without defect.

(c) Mandatory Repayment Upon Total Loss of a Vessel.

(i) Upon the occurrence or happening of any Event of Loss, the Borrowers shall be required to prepay Loans and other Pari Passu Obligations containing provisions similar to those set forth in this clause (c) with respect to a redemption or prepayment upon an Event of Loss, the maximum principal amount of Loans and such other Pari Passu Obligations that may be prepaid out of the Event of Loss Proceeds received in respect of such loss (rounded to the nearest $1,000) upon not less than 30 nor more than 60 days’ notice to the Lenders, at a repayment price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Loans prepaid to the applicable date of repayment

(ii) If the aggregate principal amount of Loans and other Pari Passu Obligations exceeds the amount of Event of Loss Proceeds, the Collateral Agent shall select Loans and such other Pari Passu Obligations to be repaid or redeemed on a pro rata basis.

(iii) Promptly upon receipt thereof, the Borrowers shall deposit all Event of Loss Proceeds received in respect of an Event of Loss in a deposit account controlled by the Collateral Agent and held as Collateral subject to a Lien under the Collateral Agreements pending the application thereof to repayment or redemption of Loans and such other Pari Passu Obligations and, from such deposit account, the Collateral Agent may withdraw funds to deploy the Event of Loss Proceeds in compliance with the foregoing.

(iv) Within 30 days of any date on which any Credit Party receives Event of Loss Proceeds, the Administrative Borrower shall deliver written notice of such occurrence to the Administrative Agent, and the Administrative Agent shall promptly deliver notice to each Lender to the address of such Lender appearing in the Register or otherwise in accordance with Section 10.02 with the following information:

(1) that an Event of Loss has occurred and the circumstances and relevant facts and financial information regarding such Event of Loss;

(2) that the Borrowers are required to pursuant to this Section 2.06(c) to prepay or redeem Loans and other applicable Pari Passu Obligations in an aggregate principal amount equal to the Event of Loss Proceeds received in respect of such loss (rounded to the nearest $1,000) and at a repayment price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Loans prepaid to the applicable date of repayment; and

(3) the repayment date, which shall be no earlier than thirty days nor later than sixty days from the date on which such notice is delivered.

(d) Notices of repayment pursuant to Section 2.06(a) and (b)(v) or Section 2.14 may, at the Borrowers’ option and discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a sale of Equity Interests (other than Disqualified Stock) of the Company or a Change of Control, as the case may be. If any such repayment or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Borrowers’ discretion, the repayment date may be delayed until such time as any or all such conditions shall be satisfied, or such repayment may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the repayment date, or by the repayment date so delayed.

(e) All repayments of Loans pursuant to Section 2.06(b) or (c) shall be applied to reduce the then remaining Scheduled Repayments on a pro rata basis (based on the remaining principal amounts of the Scheduled Repayments after giving effect to all prior reductions thereto).

SECTION 2.07. [Reserved].

SECTION 2.08. Interest.

(a) (i) Interest on each Loan that is a LIBOR Loan will accrue and be payable at a rate per annum equal to the Adjusted LIBOR plus the Applicable Margin and shall be payable in cash, and (ii) interest on each Loan that is an ABR Loan will accrue and be payable at a rate per annum equal to the ABR plus the Applicable Margin and shall be payable in cash, each rate as determined by the Administrative Agent. Each determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

(b) Upon the occurrence and during the continuance of any Event of Default under Section 7.01(h) or (i), any amount that shall not have been paid when due (whether at the stated maturity, by acceleration or otherwise) shall bear interest at a rate per annum that is (i) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2.00% or (ii) in the case of any overdue interest (and premium, if any), to the extent permitted by applicable law, the then-effective rate plus 2.00% from and including the date of such non-payment to but excluding the date on which such amount is paid in full (after as well as before judgment).

(c) Interest on each Loan shall accrue from and including the date on which such Loan is made to but excluding the date of any repayment thereof and shall be payable (i) on each Interest Payment Date, and (ii) on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

(d) All computations of interest hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed, except that interest computed by reference to the ABR at times when the ABR is based on the prime rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(e) The Administrative Agent, upon determining the Adjusted LIBOR or ABR for any Interest Period, shall promptly notify the Administrative Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto. The Administrative Agent shall, upon the request of any Lender, provide the interest rate then in effect with respect to the applicable Loans.

(f) On each Interest Payment Date, the Borrowers shall pay to the Lenders on or prior to 12:00 noon (New York City time) on such Interest Payment Date an amount equal to the amount of interest due and payable on such Interest Payment Date.

SECTION 2.09. Interest Periods. Notwithstanding anything to the contrary contained above, if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire (i) on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day and (ii) on a day that is after the Maturity Date, such Interest Period shall expire on the Maturity Date.

SECTION 2.10. Increased Costs, Illegality, etc.

(a) In the event that (x) in the case of clause (i) below, the Required Lenders or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining the LIBOR for any Interest Period that (A) deposits in the principal amounts of the Loans comprising such LIBOR Loan are not generally available in the relevant market or (B) by reason of any changes arising on or after the Closing Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR; or

(ii) that, due to a Change in Law occurring at any time after the Closing Date, which Change in Law shall (A) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, (B) subject any Lender to any Tax with respect to any Loan Document or any LIBOR Loan made by it (other than (i) Indemnified Taxes or Other Taxes, or (ii) Excluded Taxes), or (C) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Loans made by such Lender, which results in the cost to such Lender of making, converting into, continuing or maintaining LIBOR Loans increasing by an amount or the amounts received or receivable by such Lender hereunder with respect to the foregoing shall be reduced; or

(iii) at any time, that the making or continuance of any LIBOR Loan has become unlawful as a result of compliance by such Lender in good faith with any Requirement of Law (or would conflict with any such Requirement of Law not having the force of law even though the failure to comply therewith would not be unlawful);

then, and in any such event, such Lenders (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Administrative Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Administrative Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), (y) in the case of clause (ii) above, the Administrative Borrower shall pay to such Lender, promptly (but no later than ten days) after receipt of written demand therefor such additional amounts as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender submitted to the Administrative Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Administrative Borrower shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by applicable Requirements of Law.

(b) At any time that any LIBOR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Administrative Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (1) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Administrative Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (iii) or (2) if the affected LIBOR Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(c) If, after the Closing Date, any Change in Law relating to capital adequacy of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy occurring after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such Change in Law (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then from time to time, promptly (but in any event no later than ten days) after written demand by such Lender (with a copy to the Administrative Agent), the Administrative Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any applicable Requirement of Law as in effect on the Closing Date. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Administrative Borrower, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the Borrowers’ joint and several obligations to pay additional amounts pursuant to this Section 2.10(c) upon receipt of such notice.

SECTION 2.11. Compensation. If (a) any payment of principal of any Loan is made by the Borrowers to or for the account of a Lender other than on the last day of the Interest Period for such Loan as a result of a payment pursuant to Section 2.14, as a result of acceleration of the maturity of the Loans pursuant to Article VII or for any other reason, (b) there occurs any failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto or (c) there occurs any assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Administrative Borrower pursuant to Section 10.07, the Borrowers shall, after receipt of a written request by such Lender, pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan. A certificate of any Lender setting forth any amount that such Lender is entitled to receive pursuant to this Section 2.11 shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on such certificate within ten days after receipt thereof.

SECTION 2.12. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(c) or 2.17 with respect to such Lender, it will, if requested by the Administrative Borrower use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation does not cause such Lender or its lending office to suffer any economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrowers or the right of any Lender provided in Section 2.10 or 2.17.

SECTION 2.13. Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10 or 2.11 is given by any Lender more than 180 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts or loss described in such Sections, such Lender shall not be entitled to compensation under Section 2.10 or 2.11, as the case may be, for any such amounts incurred or accruing prior to the 181st day prior to the giving of such notice to the Administrative Borrower; provided that if a Change in Law that gives rise to such additional costs is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.14. Voluntary Prepayments.

(a) Subject to Section 2.14(c), the Borrowers shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty, in an aggregate principal amount that is an integral multiple of $500,000 and not less than $1,000,000 or, if less, the amount outstanding, upon prior notice to the Administrative Agent by telephone (confirmed by telecopy), not less than three Business Days prior to the date of prepayment, which notice shall be irrevocable except to the extent conditioned on a refinancing of all or any portion of the Loans. Each such notice shall be signed by an Authorized Officer of the Administrative Borrower and shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBOR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. Each prepayment of Loans pursuant to this Section 2.14 shall be applied to reduce Scheduled Repayments in such order as the Administrative Borrower may specify in the applicable prepayment notice (and in the absence of any such specification, in direct order of maturity).

(b) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may rescind any notice of prepayment under Section 2.14(a) by the Administrative Borrower providing notice to the Administrative Agent a reasonable time prior to the specified effective time of such prepayment if such prepayment would have resulted from a refinancing of all or any portion of the Loans, which refinancing shall not be consummated or shall otherwise be delayed.

(c) In the event that, prior to the date that is six months after the Repricing Effective Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Margin with respect to the Loans or any prepayment or refinancing of the Loans with proceeds of new term loans or debt securities having lower applicable margins or applicable yield (after giving effect to any premiums paid on such new term loans or debt securities) than the Applicable Margin for the Loans on the Repricing Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the principal amount of the Loans affected thereby or repaid, as applicable.

(d) All prepayments under this Section 2.14 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a LIBOR Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such LIBOR Loan pursuant to Section 2.11.

SECTION 2.15. Fees. The Borrowers shall pay to the Agents such other fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Administrative Borrower and the applicable Agent).

SECTION 2.16. Method and Place of Payment.

(a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrowers or the applicable Credit Party, as the case may be, without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto not later than 12:00 Noon (New York City time) on the date when due and shall be made in immediately available funds at the Administrative Agent’s Lending Office or at such other office as the Administrative Agent shall specify for such purpose by notice to the Administrative Borrower, it being understood that written or facsimile notice by the Administrative Borrower to the Administrative Agent to make a payment from the funds attributed to the Borrowers in an account of the Administrative Agent shall constitute the making of such payment to the extent of such funds held in such account. All payments under each Loan Document (whether of principal, interest or otherwise) shall be made in U.S. Dollars. The Administrative Agent will thereafter cause to be promptly distributed like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled thereto.

(b) Any payments under this Agreement that are made later than 2.00 p.m. (New York City time) shall be deemed to have been made on the next succeeding Business Day.

Except as otherwise provided herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

SECTION 2.17. Net Payments.

(a) Any and all payments made by or on behalf of any Credit Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; except as otherwise required by applicable Requirements of Law. If an applicable Withholding Agent shall be required by applicable Requirements of Law to deduct or withhold any Taxes from such payments, then (i) the applicable Withholding Agent shall make such deductions or withholdings as are determined in good faith by the applicable Withholding Agent to be required by any applicable Requirement of Law, (ii) the applicable Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions or withholdings been made. As soon as practicable after any payment of Taxes by any Credit Party or the Administrative Agent to a Governmental Authority as provided in this Section 2.17, the Administrative Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Administrative Borrower, as the case may be, a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Borrower or the Administrative Agent, as the case may be.

(b) The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) The Borrowers and the Guarantors shall, jointly and severally, indemnify and hold harmless each Recipient within 15 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed on such Recipient, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Administrative Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent or the Collateral Agent (as applicable) on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

Notwithstanding anything contained in this Section 2.17(c), no Recipient shall be entitled to receive any payment with respect to Indemnified Taxes or Other Taxes hereunder unless such Recipient makes written demand on the Credit Parties no later than 180 days after the earlier of (i) the date on which the relevant Governmental Authority makes written demand upon such Recipient for such Indemnified Taxes or Other Taxes, and (ii) the date on which such Recipient has made payment of such Indemnified Taxes or Other Taxes (except that, if such Indemnified Taxes or Other Taxes are retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(d) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement or any other Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times prescribed by applicable Requirements of Law or reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law or reasonably requested by the Administrative Borrower or the Administrative Agent, as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable the Administrative Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(d)(i) and (d)(ii)(1)-(4), and Section 2.17(f) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

Without limiting the generality of Section 2.17(d), in the event a Borrower is a “United States person” within the meaning of Section 7701(a)(30) of the Code:

(i) any U.S. Lender shall deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter at the time or times prescribed by applicable Requirements of Law or upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed originals of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; and

(ii) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter at the time or times prescribed by applicable Requirements of Law or upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, IRS Form W-8BEN (or any successor form), together with a certificate substantially in the form of Exhibit D-1, D-2, D-3 or D-4, as applicable (a “U.S. Tax Compliance Certificate”), representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a “10 percent shareholder” (within the meaning of Section 871(h)(3)(B) of the Code) of either Borrower, is not a CFC related to either Borrower (within the meaning of Section 864(d)(4) of the Code) and the interest payments in question are not effectively connected with the conduct by such Lender of a trade or business within the United States),

(2) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax, pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document,

IRS Form W-8BEN (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty,

(3) IRS Form W-8ECI (or any successor form),

(4) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or any successor form) accompanied by IRS Form W-8ECI (or any successor form), IRS Form W-8BEN (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9 (or any successor form) and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner, or

(5) executed originals of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

Each Lender further agrees that it shall (i) promptly upon becoming aware thereof notify the Administrative Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction in withholding, or (ii) in the event it becomes aware that any previous form delivered by such Lender pursuant to this Section 2.17(d) expires or becomes obsolete or inaccurate, update any such form or certification or promptly deliver to the Administrative Borrower and the Administrative Agent any such other properly completed and executed form, certification or documentation as may be required in order to confirm or establish the entitlement of such Lender to an exemption from or a reduction in withholding Taxes with respect to payments hereunder or under any other Loan Document if such Lender continues to be so entitled or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so.

Each Person that shall become a Participant pursuant to Section 10.06 or a Lender pursuant to Section 10.06 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 2.17(d) and pursuant to Section 2.17(f) below; provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Person from which the related participation shall have been purchased.

(e) If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes for which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), such Recipient shall pay the applicable Credit Party an amount equal to such refund (net of all reasonable out-of-pocket expenses (including Taxes) of such Recipient and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund); provided that the Credit Parties, upon the request of such Recipient, agree to repay the amount paid over pursuant to this Section 2.17(e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Recipient in the event such Recipient is required to repay such refund to such Governmental Authority. In such event, such Recipient shall, at the Administrative Borrower’s request, provide the Administrative Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided that such Lender, the Administrative Agent or the Collateral Agent may delete any information therein that it deems confidential). Notwithstanding anything to the contrary in this Section 2.17(e), in no event will the Recipient be required to pay any amount to the Credit Parties pursuant to this Section 2.17(e) the payment of which would place such Recipient in a less favorable net after-Tax position than such Recipient would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. Except as otherwise specifically provided in this Section 2.17(e), no Recipient shall be obliged to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Credit Party in connection with this Section 2.17(e).

(f) If a payment made to any Lender or any Agent under this Agreement or any other Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender or such Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or such Agent shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by Requirements of Law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.17(f), “FATCA” shall include any amendments made to FATCA after the Closing Date.

(g) The agreements in this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

SECTION 2.18. Limit on Rate of Interest.

(a) No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, no Borrower shall be obligated to pay any interest or other amounts under or in connection with this Agreement in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

(b) Payment at Highest Lawful Rate. If either Borrower is not obliged to make a payment which it would otherwise be required to make, as a result of Section 2.18(a), such Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules and regulations.

(c) Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Loan Documents would obligate either Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by any applicable law, rule or regulation, then notwithstanding such provision, such amount or rate (as it applies to such Borrower) shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by such Borrower to the affected Lender under Section 2.08.

(d) Nothing in this Section 2.18 shall relieve any other Borrower or any Guarantor from its obligations with respect to any amount that either Borrower would be required to pay but for the operation of this Section, and no adjustment under this Section would be effective with respect to the Loan Obligations of such other Borrower and each Guarantor, except, in the case of such other Borrower, to the extent that this Section would also apply to such other Borrower.

Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from either Borrower an amount in excess of the maximum permitted by any applicable law, rule or regulation, then such Borrower shall be entitled, by notice in writing to the Administrative Agent to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to such Borrower.

SECTION 2.19. Pro Rata Sharing. Except as set forth in Section 2.06(b)(i), whenever any payment received by the Administrative Agent under this Agreement is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under this Agreement, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: first, to the payment of fees and expenses due and payable to the Administrative Agent and the Collateral Agent and its

Affiliates under and in connection with this Agreement, except any amounts payable to any such Person in its role as Lender, as provided in clause “second” of this Section 2.19; second, to the payment of all expenses due and payable under Section 10.05, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each Lender; third, to the payment of interest and amounts under Sections 2.10 and 2.17, if any, then due and payable on the Loans ratably among the Lenders in accordance with the aggregate amount of interest owed to each Lender; and fourth, to the payment of the principal amount of the Loans that is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to each such Lender.

SECTION 2.20. Adjustments; Set-off.

(a) If any Lender or any of its Affiliates shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender or such Affiliate receiving payment of a greater proportion of the aggregate amount of such Lender’s Loans and accrued interest thereon than the proportion received by any other Lender entitled to such payment, then the Lender receiving (or whose Affiliate received) such greater proportion shall purchase for cash at face value participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders entitled thereto ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (a) shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the terms of this Agreement, or any payment obtained by a Lender or its Affiliate as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against either Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(b) After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders and their Affiliates provided by law, each Lender and its Affiliates shall have the right, without prior notice to the Administrative Borrower, any such notice being expressly waived by the Administrative Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any Affiliate, branch or agency thereof to or for the credit or the account of the Parent, either Borrower or any Subsidiary. Each Lender agrees promptly to notify the Administrative Borrower and the Administrative Agent after any such set-off and application made by such Lender or such Affiliate, provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 2.21. Interest Elections. The Administrative Borrower may elect Interest Periods for the Loans as provided in this Section 2.21. The Administrative Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(a) To make an election pursuant to this Section 2.21, the Administrative Borrower shall notify the Administrative Agent of such election (as provided in Section 10.02) by telephone not later than 11:00 a.m., New York City time, three Business Days prior to the end of the then applicable Interest Period. Each such telephonic Interest Period Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Period Election Request in the form set forth in Exhibit C and signed by the Administrative Borrower.

(b) Each telephonic and written Interest Period Election Request shall specify the following information:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Period Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a LIBOR Borrowing; and

(iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Period Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Administrative Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c) Promptly following receipt of an Interest Period Election Request, the Administrative Agent shall advise each Lender to which such Interest Period Election Request relates of the details thereof and of such Lender’s portion of each resulting Loan.

(d) If the Administrative Borrower fails to deliver a timely Interest Period Election Request with respect to a LIBOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a LIBOR Borrowing with a one (1) month Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Administrative Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing and (ii) unless repaid, each LIBOR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other and all continuations of Loans as the same type, there shall be not more than five Interest Periods in effect with respect to the Loans.

SECTION 2.22. Extension Offers.

(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers made from time to time by the Administrative Borrower to all Lenders on a pro rata basis (based on the aggregate outstanding Loans at such time) (“Pro Rata Extension Offers”), the Borrowers are hereby permitted, subject to the terms of this Section, to consummate transactions with individual Lenders from time to time to extend the maturity date of such Lender’s Loans and, in connection therewith, to otherwise modify the terms of such Lender’s Loans pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans). Any such extension (an “Extension”) agreed to between the Administrative Borrower and any such Lender (an “Extending Lender”) shall become effective only with respect to such Lender’s Loans to which such Lender’s acceptance has been made (such extended Loans, the “Extended Loans”).

(b) Each Extension shall be effected pursuant to an Extension Amendment Agreement executed and delivered by the Administrative Borrower, each applicable Extending Lender and the Administrative Agent; provided that (i) no Extension shall become effective unless no Default or Event of Default shall have occurred and be continuing on the applicable effective date therefor and (ii) the Administrative Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other customary documents as shall reasonably be requested by the Administrative Agent in connection therewith. Each Pro Rata Extension Offer and the applicable Extension Amendment Agreement shall specify the terms of the applicable Extended Loans; provided that (A) except as to interest rates, fees, other pricing terms, amortization, final maturity date and participation in prepayments (which shall, subject to clauses (B) through (D) of this proviso, be determined by the Administrative Borrower and set forth in the Pro Rata Extension Offer), the Extended Loans shall have the same terms as the Loans to which the applicable Pro Rata Extension Offer relates, (B) the final maturity date of any Extended Loans shall be no earlier than the final maturity date applicable to the Loans to which the applicable Pro Rata Extension Offer relates, (C) the Weighted Average Life to Maturity of any Extended Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Loans to which the applicable Pro Rata Extension Offer relates, and (D) any Extended Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder. Each Extension Amendment Agreement may, without the consent of any Lender other than the applicable Extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.22.

(c) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (i) no Extended Loan is required to be in any minimum amount or any minimum increment, (ii) any Extending Lender may extend all or any portion of its Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Loan), and (iii) all Extended Loans and all obligations in respect thereof shall be Loan Obligations that are secured by the Collateral on a pari passu basis with all other Loan Obligations.

(d) Each Extension shall be consummated pursuant to procedures reasonably acceptable to the Administrative Agent and the Administrative Borrower and set forth in the associated Pro Rata Extension Offer; provided that the Borrowers shall cooperate with the Administrative Agent in connection with making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

ARTICLE III

Representations and Warranties

In order to induce the Lenders to enter into this Agreement and to make the Loans, each of the Parent, each Borrower and each other Credit Party, jointly and severally, makes, on the Repricing Effective Date, the following representations and warranties to the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans.

SECTION 3.01. Corporate Status. Each Group Party (a) is a duly incorporated or organized, as the case may be, and validly existing corporation or other entity in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of such jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization and has the requisite corporate or other organizational power and authority to own, lease and operate its property and assets and to transact its business as conducted on the Repricing Effective Date and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and all such jurisdictions as of the Closing Date are set forth on Schedule 3.01.

SECTION 3.02. Corporate Power and Authority; Enforceability; Security Interests. Each Credit Party has the requisite corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Each Credit Party and each Internal Charterer, if any, has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation of such Credit Party and such Internal Charterer, if any, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and public policy and the discretion of the court before which any proceeding therefor may be brought.

SECTION 3.03. No Violation.

(a) None of the execution, delivery or performance by any Credit Party of the Loan Documents to which it is a party or the compliance with the terms and provisions thereof will (i) contravene any Requirement of Law except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (ii) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Group Party (other than Liens created under the Loan Documents and Liens permitted hereunder), or result in an acceleration of Indebtedness, or result in a Debt Repayment Triggering Event under or pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which any Group Party is a party or by which it or any of its property or assets is bound, except to the extent such breach, default, Lien, acceleration of Indebtedness or Debt Repayment Triggering Event would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the certificate of incorporation, by-laws or other organizational documents of any Group Party. Immediately after consummation of the transactions contemplated under the First Amendment, no Default, Event of Default or Debt Repayment Triggering Event will exist.

(b) None of the Group Parties is in violation of its certificate of incorporation, by-laws or other organizational documents. None of the Group Parties is (i) in violation of any Requirement of Law, or (ii) in breach of or default under any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument, except for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (A) a violation of such certificate of incorporation, by-laws or other organizational documents, (B) a violation of any Requirement of Law, (C) a breach of or default under any agreement referred to in the foregoing clause (ii) or (D) result in the imposition of any penalty or the acceleration of any Indebtedness, except in the cases of subclauses (B), (C) and (D) above as is (1) set forth on Schedule 3.03 and (2) as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

SECTION 3.04. Litigation. Except as set forth on Schedule 3.04, there are no actions, suits or proceedings (including Environmental Claims) pending or, to the knowledge of the Credit Parties, threatened (i) against or affecting any Group Party or any of its properties (including any Vessel (including the Tungsten Explorer)), (ii) which has as the subject thereof any officer or director (in such Person’s capacity as an officer or director) of, or property or assets owned or leased by, the any Group Party, (iii) relating to environmental or discrimination matters, where in any such case any such action, suit or proceeding would reasonably be expected to result in a Material Adverse Effect, (iv) that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Loan Documents or any of the transactions contemplated therein, or (v) would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Credit Party is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Margin Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, Regulation U or Regulation X of the Board.

SECTION 3.06. Governmental Approvals. The execution, delivery and performance of each Loan Document and the consummation of the other transactions contemplated under the First Amendment do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (a) such as have been obtained or made prior to the Closing Date and are in full force and effect, (b) filings and recordings in respect of the Liens created pursuant to the Collateral Agreements, and (c) such consents, approvals, registrations, filings or actions the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.07. Investment Company Act. No Group Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 3.08. True and Complete Disclosure.

(a) (i) All written information (other than estimates and information of a general economic nature or general industry nature) (the “Information”) concerning the Group Parties, the Transactions and any other transactions contemplated hereby, included in the Offering Memorandum or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Transactions, or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects as of the date such Information was furnished to the Lenders and as of the Closing Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(ii) All Information concerning the Group Parties and any other transactions contemplated by the First Amendment or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the transactions contemplated by the First Amendment, when taken as a whole, was true and correct in all material respects as of the date such Information was furnished to the Lenders and as of the Repricing Effective Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(b) The pro forma financial information and the related notes thereto included in the Offering Memorandum present fairly in all material respects the information contained therein as of the Closing Date and have been properly presented on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The pro forma adjustments comply as to form with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Securities Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The projections and other forward-looking information prepared by or on behalf of the Parent, the Company or any of their representatives and that have been made available to any Lenders, the Administrative Agent (i) have been prepared in good faith based upon assumptions believed by the Parent and the Company to be reasonable as of the date thereof, as of the date such projections or other forward-looking information was furnished to the Lenders and as of the Closing Date, and (ii) as of the Closing Date, have not been modified in any material respect by the Parent or the Company.

SECTION 3.09. Financial Condition; Financial Statements. The Historical Financial Statements present fairly in all material respects the consolidated financial position, results of operations and cash flows of the entities to which they relate at the dates of such information and for the periods covered thereby and have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes thereto, if any.

SECTION 3.10. Tax Matters.

(a) Each Group Party has filed all U.S. federal income Tax returns and all other material Tax returns, U.S. and foreign, required to be filed by it (including in its capacity as a withholding agent) and all such returns are true, correct and complete in all material respects, and has paid all Taxes payable by it that have become due, other than those (i) not yet delinquent or (ii) being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided to the extent required by and in accordance with GAAP. The Group Parties have provided adequate reserves in accordance with GAAP for all Taxes of the Group Parties not yet delinquent.

(b) To the knowledge of the Parent and each Borrower, after reasonable inquiry, there are no actual or proposed assessments for unpaid Taxes against any Group Party that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The accruals on the books and records of the Group Parties in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments for any material unpaid Taxes for any such period.

SECTION 3.11. Compliance with ERISA.

(a) In the past six years, none of the Group Parties, or ERISA Affiliates has ever maintained, participated in, sponsored or contributed to (or has or has ever had any obligation to contribute to), or has ever had any liability with respect to, any Plan. In the past six years, none of the Group Parties, or ERISA Affiliates has ever incurred, nor could any of them incur, any liability with respect to any Plan (including, without limitation, under Title IV of ERISA or under Section 4069 of ERISA).

(b) Except in each case as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (i) all employee benefit plans, programs, agreements and arrangements (except for any Foreign Plans) with respect to which the Borrowers could have any liability are in compliance with, have been established, administered and operated in accordance with, the terms of such plans, programs, agreements or arrangements and applicable law, including all applicable provisions of ERISA and the Code and the regulations thereunder and (ii) all material contributions or other payments which are due with respect to each employee benefit plan, program, agreement and arrangement (except for any Foreign Plans) with respect to which the Borrowers could have any liability have been made in full and there are no funding deficiencies thereunder.

(c) All Foreign Plans are in material compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and applicable law. All material contributions or other material payments which are due with respect to each Foreign Plan have been made in full and there are no material funding deficiencies thereunder.

SECTION 3.12. Subsidiaries; Capitalization.

(a) Schedule 3.12(A) lists each Subsidiary of the Parent (and the direct and indirect ownership interest of the Parent therein) on the Closing Date. Each Guarantor and Unrestricted Subsidiary as of the Closing Date has been so designated on Schedule 3.12(A).

(b) The authorized, issued and outstanding share capital of the Parent as of September 30, 2013, are as set forth in the September 30, 2013, balance sheet of the Parent in the Form 10-Q for such fiscal quarter that has been filed with the SEC (including the footnotes thereto). All of the issued and outstanding shares of capital stock of the Company, the US Borrower and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. Except as set forth on Schedule 3.12(B), as of the Closing Date all of the outstanding shares of Capital Stock or other Equity Interests of each of the Subsidiaries are owned, directly or indirectly, by the Parent, free and clear of all Liens, other than those (i) pursuant to the Credit Agreement Documents, (ii) pursuant to the 2019 Indenture Documents, (iii) pursuant to the Loan Documents, (iv) pursuant to the 2023 Indenture Documents, (v) pursuant to the Second Term Loan Documents, and (vi) those imposed by the Securities Act and the securities or “Blue Sky” laws of certain domestic or foreign jurisdictions. Except as set forth on Schedule 3.12(C), there are no authorized or outstanding (A) options, warrants or other rights to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or Equity Interests in the Company or any of the Subsidiaries.

SECTION 3.13. Accounting System. Each Group Party makes and keeps accurate books and records and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management’s general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. There has not been and is no material weakness in the Parent’s internal control over financial reporting (whether or not remediated) and since December 31, 2012, there has been no change in the Parent’s internal control over financial reporting that has materially affected, or could reasonably be expected to materially affect, the Parent’s internal control over financial reporting.

SECTION 3.14. Intellectual Property. Each Group Party owns, possesses, is licensed under or can acquire on reasonable terms, and has the right to use, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would reasonably be expected to individually or in the aggregate have a Material Adverse Effect. As of the Repricing Effective Date, all intellectual property of the Group Parties will be free and clear of all Liens, other than Permitted Liens. To the knowledge of the Credit Parties, the use of intellectual property by the Group Parties will not infringe on the intellectual property rights of any other Person.

SECTION 3.15. Environmental Laws.

(a) The Group Parties are in compliance in all material respects with all Environmental Laws.

(b) Except for any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (i) no Group Party has received written notice of any Environmental Claim or any other liability under any Environmental Law; (ii) no Credit Party has any actual knowledge of any facts or conditions that would form the basis of any Environmental Claim; and (iii) the Credit Parties have not received written notice of any material violation or alleged violation of any Environmental Law which would affect the ability of any Group Party to operate any Vessel.

(c) There are no facts, circumstances, conditions or occurrences on any Vessel owned or operated by the Group Parties that is reasonably likely (i) to form the basis of an Environmental Claim against the Group Parties, or any Vessel owned by any Group Party, or (ii) to cause such Vessel to be subject to any restrictions on its ownership, registration, use or transferability under any Environmental Law, in each case that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d) The Group Parties have not at any time (i) generated, used, treated or stored Hazardous Materials on, or transported Hazardous Materials to or from, any Vessel or other property or operating equipment at any time owned or operated by the Group Parties, except in material compliance with any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or otherwise, or (ii) released Hazardous Materials on or from any such Vessel or other property or operating equipment where such occurrence or event, either individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

(e) None of the Group Parties is conducting, or is subject to any order, decree or agreement requiring, or otherwise obligated or required to perform, any response or corrective action under any Environmental Law.

(f) Except as set forth on Schedule 3.15, (i) no Group Party has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or the Oil Pollution Act, 1990, as amended, and (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto or from any property owned on the Repricing Effective Date or previously owned, leased or operated by any Group Party or into the environment surrounding such property of any Hazardous Materials by the any Group Party (or, to the knowledge of the Company, any of its predecessors in interest or respecting any Vessel), except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, have a Material Adverse Effect.

SECTION 3.16. Labor Matters. (i) No Credit Party is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Credit Parties, and, to the knowledge of the Credit Parties, after due inquiry, no union organizing activities are taking place that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) to the knowledge of the Credit Parties, no union organizing or decertification efforts are underway or threatened against the Borrowers or the Guarantors; (iv) no labor strike, work stoppage, slowdown, or other material labor dispute is pending against the Credit Parties, or, to the knowledge of the Credit Parties, after reasonable inquiry, threatened against the Credit Parties; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (vi) to the knowledge of the Credit Parties, after reasonable inquiry, there is no threatened or pending liability against the Credit Parties pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”); (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against the Credit Parties that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (viii) to the knowledge of the Credit Parties, after reasonable inquiry, no employee or agent of the Credit Parties has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ix) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreement that is contrary to the express terms of any applicable collective bargaining agreement.

SECTION 3.17. Properties; Vessel Registration.

(a) Each Group Party has good and indefeasible title in all its Property necessary or used in the ordinary conduct of its business (including all Vessels), except for such minor defects in title that do not interfere with its ability to conduct its business as conducted on the Repricing Effective Date or to use such property and assets for their intended purposes, and such Property (including all Vessels) are in good working condition and are maintained in accordance with prudent business standards, and all of the foregoing Property will be free and clear of all Liens (other than Permitted Liens).

(b) Each of the Vessels is duly permanently registered under the law and flag of such Vessel, in each case in the name of the Guarantor that owns it free and clear of all Liens and encumbrances of record, and except, in each case, Permitted Liens and a Ship Mortgage in favor of the Pari Passu Collateral Agent.

SECTION 3.18. Insurance. Each Group Party and each of the Vessels is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring Group Parties or their respective businesses, assets, employees, officers and directors are in full force and effect. The Group Parties and the Vessels are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by any Group Party under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. No Group Party has been refused any insurance coverage sought or applied for, and no Group Party has any reason to believe that it will not be able to renew its existing insurance (or obtain appropriate insurance) coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.19. Permits. Each Group Party possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as conducted on the Repricing Effective Date or proposed to be conducted (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each Group Party has fulfilled and performed all of its obligations with respect to such Permits except where the failure to fulfill or perform such obligations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result in any other material impairment of the rights of the holder of any such Permit; and no Group Party has received or has any reason to believe that it has received or will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as set forth on Schedule 3.19 or except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.20. Solvency.

(a) On the Repricing Effective Date, immediately after giving effect to the effectiveness of First Amendment, (i) the fair value of the assets of the Credit Parties on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Credit Parties on a consolidated basis; (ii) the present fair saleable value (or fair market value) of the property of the Credit Parties on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Credit Parties on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Credit Parties on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iv) the Credit Parties on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are conducted on the Repricing Effective Date and are proposed to be conducted following the Repricing Effective Date; (v) assuming incurrence of the Loans and consummation of the transactions contemplated by this Agreement, the Credit Parties, taken as a whole, are not incurring debts and liabilities beyond their ability to pay as such debts and liabilities mature; and (vii) the Credit Parties, taken as a whole, are not otherwise insolvent under the standards set forth in applicable Cayman Islands law.

(b) On the Repricing Effective Date, the Parent does not intend to, and the Parent does not believe that it or any of its Subsidiaries will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by them or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of their Indebtedness or the Indebtedness of any such Subsidiary.

SECTION 3.21. No Receiver. No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed, to either the Parent’s or the Borrowers’ knowledge (having made due and careful inquiries), in any jurisdiction in respect of the whole or any part of the business or assets of either the Parent or the Borrowers, and, so far as each of the Parent and the Borrowers is aware (having made due and careful inquiries), no step has been taken with a view to the appointment of such a Person.

SECTION 3.22. No Material Adverse Effect. There has been no event or circumstance that has had or would reasonably be expected to have a Material Adverse Change since December 31, 2012.

SECTION 3.23. USA Patriot Act; Bank Secrecy Act; OFAC; FCPA; Money Laundering Laws.

(a) Each Group Party in compliance in all material respects with the material provisions of the USA Patriot Act, and the Borrowers have provided to the Administrative Agent all information related to the Credit Parties (including but not limited to names, addresses and tax identification numbers (if applicable)) reasonably requested in writing by the Administrative Agent that is required by the USA Patriot Act to be obtained by the Administrative Agent or any Lender.

(b) Each Group Party is in material compliance with the material provisions of the Bank Secrecy Act.

(c) No Group Party nor, to the knowledge of either Borrower, any of their directors, officers, agents, employees or Affiliates (i) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or equivalent European Union measure or (ii) located, organized or resident in a country or territory that is the subject of U.S. sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria); and the Borrowers will not directly or indirectly use the proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC or equivalent European Union measure; and the Group Parties have not knowingly engaged in, and are not engaged on the Repricing Effective Date in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory that at the time of the dealing or transaction is or was the subject of any U.S. sanctions administered by OFAC.

(d) No Group Party nor, to the knowledge of either Borrower, any of their directors, officers, agents, employees, Affiliates or other Person acting on their behalf has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom or similar law of the European Union or any European Union Member State or similar law of a jurisdiction in which the Group Parties conduct their business and to which they are lawfully subject or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Group Parties and, to the best knowledge of the Borrowers and the Parent, after due inquiry, the Group Parties’ directors, officers, agents, employees, Affiliates or other Persons acting on behalf of the Borrowers and the Parent have conducted their respective businesses in compliance with the U.S. Foreign Corrupt Practices Act of 1977 and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(e) The operations of the Group Parties and their Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Group Parties or any of their Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Borrowers and the Parent, threatened. None of the Group Parties or any of their Subsidiaries or, to the knowledge of the Borrowers, any of their officers or directors has violated the Money Laundering Laws or any successor laws.

SECTION 3.24. Security Interests; Collateral.

(a) The Collateral Agreements are effective to create in favor of the Pari Passu Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, in each case subject to the terms of the Intercreditor Agreement, (i) the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such portion of the Collateral in which a security interest may be perfected by the filing of a financing statement under the applicable Uniform Commercial Code, in each case prior and superior in right to any other Person (except that it ranks as Pari Passu Indebtedness with respect to each other holder of other Pari Passu Obligations), other than Permitted Liens having priority under Legal Requirements, and (ii) the Security Agreement creates a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in the Collateral that has been delivered to the Collateral Agent (to the extent it constitutes a certificated security or an instrument under the applicable Uniform Commercial Code), in each case prior and superior in right to any other Person (except that it shall rank as Pari Passu Indebtedness with respect to each other holder of other Pari Passu Obligations), other than Permitted Liens having priority under Legal Requirements.

(b) Each Ship Mortgage is effective to create in favor of the Collateral Agent for the ratable benefit of the Secured Parties a legal, valid and enforceable security interest in all Collateral (as defined in such Mortgage) and constitutes a perfected preferred mortgage Lien on all right, title and interest of the applicable Credit Party thereunder in the applicable Vessel, prior and superior in right to any other Person, other than Permitted Liens, and constitutes a “preferred mortgage” within the meaning of Section 31301(6) of Title 46 of the United States Code, entitled to the benefits accorded a preferred mortgage on a foreign vessel, in the case of Vessels not registered under the laws and flag of the United States, and in the case of Vessels registered under the laws and flag of the United States, constitutes a “preferred mortgage” within the meaning of Section 31301(6) of Title 46 of the United States Code, entitled to the benefits accorded a preferred mortgage on a registered vessel under the laws and flag of the United States.

(c) Each of the Tungsten Explorer Construction Contract and the Tungsten Explorer Construction Assignment previously delivered to the Administrative Agent by the Company is a true, correct and complete copy thereof with all amendments, modifications and supplements and attachments, schedules and exhibits through the Repricing Effective Date. The Tungsten Explorer Construction Contract is in full force and effect, and to the knowledge of the Company and the Parent, there are no currently existing and unwaived and/or uncured defaults or events which with time or notice would become events of default under the Tungsten Explorer Construction Contract. The Tungsten Explorer was delivered by DSME to, and was accepted by, Vantage Driller VI Co. in accordance with the Tungsten Explorer Construction Contract on July 11, 2013 (the “Tungsten Explorer Delivery Date”). The Tungsten Explorer Construction Assignment is in full force and effect and creates in favor of the Pari Passu Collateral Agent for the benefit of the holders of all Pari Passu Obligations, including, as of the Repricing Effective Date, the Collateral Agent and the other Secured Parties, a perfected security interest in the Tungsten Explorer Construction Contract. The assignment by Tungsten Explorer Company of the Assigned Rights (as defined in the Tungsten Explorer Construction Assignment) to the Pari Passu Collateral Agent pursuant to the Tungsten Explorer Construction Assignment is duly perfected and enforceable against DSME, except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability from time to time in effect relating to or affecting creditors’ rights and general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(d) Each of the Drilling Contracts described in the Perfection Certificate dated as of the STLA Closing Date is in full force and effect, and there are currently no existing and unwaived and/or uncured defaults or events which with time or notice would become events of default under any Drilling Contract.

(e) The Collateral Agent has control over, and a duly perfected security interest in, the Earnings Account.

(f) The security interest granted under each Earnings Assignment of a Guarantor, each Insurance Assignment of such Guarantor, each assignments of all Internal Charters and each other internal contract respecting the use or operation of the Vessels is duly perfected, and each such assignment is enforceable against the relevant Internal Charterer. Each of the Internal Charters and other internal contracts described in the Perfection Certificate dated as of the STLA Closing Date is in full force and effect, and as of the Repricing Effective Date there are no existing and unwaived and/or uncured defaults or events which with time or notice would become events of default under any Internal Charter or other internal contract.

(g) All of the obligations and liabilities of the Borrowers and the Guarantors under the Collateral Agreements are in full force and effect as of the Repricing Effective Date.

(h) Neither the execution nor delivery of the First Amendment nor the effectiveness thereof will, in any way, abrogate, release, or terminate any of the Collateral Agreements or the liabilities and obligations of the Company or the Guarantors thereunder.

(i) On the Tungsten Explorer Delivery Date, the Company executed and delivered, or caused to be executed and delivered, and did, or caused to be done, the documents or actions set out below:

(i) Delivery to the Pari Passu Collateral Agent, in form reasonably satisfactory to the Pari Passu Collateral Agent, of:

(1) a copy of the Protocol of Delivery and Acceptance respecting the Tungsten Explorer executed by (i) DSME and (ii) the Company or a Subsidiary of the Company, or any branch or office thereof;

(2) a copy of the full warranty Bill of Sale and Builder’s Certificate respecting the Tungsten Explorer;

(3) a copy of the class certificates respecting the Vessels (other than the Tungsten Explorer) to be received on the STLA Closing Date;

(4) a copy of the Bahamian Certificate of Registry respecting the Tungsten Explorer;

(5) a copy of the Bahamian Certificate of Ownership and Encumbrance issued by the appropriate Bahamian authorities evidencing registration of the Tungsten Explorer under Bahamian flag in the name of the Parent, the Company or one of their Subsidiaries and recording of the Ship Mortgage;

(6) a copy of the duly executed Ship Mortgage (including deed of covenants) covering the Tungsten Explorer (and in respect of the deed of covenants only, also the Pari Passu Collateral Agent) and duly filed with the Bahamian authorities;

(7) (a) evidence of insurance respecting the Tungsten Explorer that complies with the insurance requirements set forth in the Collateral Agreements, including copies of cover notes (with loss payable clause and notice of assignment attached), letter from protection and indemnity club, and letter detailing the insurances from the Company’s independent marine insurance broker and (b) a favorable report from the Insurance Advisor addressed to the Pari Passu Collateral Agent stating that the insurances covering the Tungsten Explorer (x) comply with the requirements of the Ship Mortgage and (y) are sufficient in form and substance to protect the interests of the Pari Passu Collateral Agent and the other Secured Parties.

(8) a copy of a duly executed Internal Charter, if any, respecting the Tungsten Explorer to cover any and all bareboat charters respecting the Tungsten Explorer or an Officers’ Certificate stating that the Company has not entered into any Internal Charter;

(9) a copy of the duly executed Drilling Contract respecting the Tungsten Explorer (if any);

(10) an opinion of the Company’s Bahamian legal counsel, in the form attached hereto as Exhibit L;

(11) an opinion of counsel of the Company or Restricted Subsidiary that will be the owner of the Tungsten Explorer in form and substance reasonably satisfactory to the Pari Passu Collateral Agent; and

(12) a duly executed Assignment of Insurance, Assignment of Earnings, Internal Charterer’s Assignment of Insurance (if any), Internal Charterer’s Assignment of Earnings (if any) or Accession Agreement (if any) substantially in the form of Exhibits I-1, I-2, J-1 and J-2, as applicable, or such other form as shall be approved by the Administrative Agent.

(ii) Performance of any additional Uniform Commercial Code, Companies’ Registry or other similar filings or notices or recordings requested by the Pari Passu Collateral Agent to perfect the security interests or Liens granted, or intended to be granted, by any Collateral Agreement and delivery of evidence of the foregoing to the Pari Passu Collateral Agent in form and substance reasonably satisfactory to the Pari Passu Collateral Agent.

(j) All information certified by the Chief Financial Officer of the Parent in the perfection certificate dated as of the STLA Closing Date and delivered by such officer on behalf of the Borrowers and the Guarantors (the “Perfection Certificate”) is true and correct as of the STLA Closing Date.

SECTION 3.25. No Liens or Financing Statements. Except with respect to the Liens permitted under (i) the Credit Agreement, (ii) the Second Term Loan Agreement, and (iii) this Agreement and the Collateral

Agreements, (iv) the 2019 Indenture and (v) the 2023 Indenture, as of the Repricing Effective Date, there will be no Liens or currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Group Parties, or any rights thereunder.

SECTION 3.26. No Restrictions on Payments of Dividends. Except as provided in this Agreement or the other Loan Documents, the Credit Agreement Documents, the 2019 Indenture Documents, the Second Term Loan Documents or the 2023 Indenture Documents or as otherwise set forth on Schedule 3.26, as of the Repricing Effective Date, there are no encumbrances or restrictions on the ability of any Group Party (other than the Parent) (i) to pay dividends or make other distributions on such Group Party’s share capital or Capital Stock or to pay any Indebtedness to any other Group Party, (ii) to make loans or advances or pay any Indebtedness to, or investments in, any Group Party or (iii) to transfer any of its property or assets to any Group Party.

SECTION 3.27. Brokers. The Borrowers and the Parent have not engaged any broker, finder, commission agent or other Person in connection with the transactions contemplated in the Loan Documents, and neither the Borrowers nor the Parent is under any obligation to pay any broker’s fee or commission in connection with such transactions.

ARTICLE IV

[Reserved].

ARTICLE V

[Reserved].

ARTICLE VI

Covenants

SECTION 6.01. [Reserved].

SECTION 6.02. Reports and Other Information.

(a) Whether or not required by the rules and regulations of the SEC, so long as any Loans are outstanding, the Parent or the Company will furnish to the Administrative Agent and each Lender, within the time period specified in the SEC’s rules and regulations:

(i) all quarterly reports on Form 10-Q and annual reports on Form 10-K that would be required to be filed with the SEC on such forms if the Parent or the Company were required to file such reports under the Exchange Act;

(ii) all current reports on Form 8-K that would be required to be filed with the SEC on such form if the Parent or the Company were required to file such reports under the Exchange Act; and

(iii) in a footnote to the Parent’s financial statements included in quarterly or annual reports to be filed or furnished pursuant to clauses (i) and (ii) of this paragraph, the financial information required to comply with Rule 3-10 of Regulation S-X under the Securities Act.

(b) All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on the Company’s consolidated financial statements by the Parent’s certified independent accountants. In addition, the Parent will post the reports on its website within the time periods specified in the rules and regulations applicable to such reports and the Parent will file a copy of each of the reports referred to in clauses (a)(i) and (ii) above with the

SEC for public availability within those time periods (unless the SEC will not accept such a filing). The Parent and the Company will be deemed to have delivered such reports referred to above to the Administrative Agent and the Lenders if the Parent has filed such reports with the SEC via the EDGAR filing system (or any successor system) and such reports are publicly available.

(c) If at any time the Parent or the Company is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Parent or the Company will nevertheless continue filing the reports specified in the preceding paragraphs of this covenant with the SEC within the time periods specified by the SEC for registrants that are non-accelerated filers unless the SEC will not accept such a filing. Neither the Parent nor the Company will take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Parent’s or the Company’s filings for any reason, the Parent or the Company will post the reports referred to in the preceding paragraphs on its website within the time periods that would apply to non-accelerated filers if the Parent or the Company were required to file those reports with the SEC.

(d) The Parent agrees that, for so long as any Loan Obligations remain outstanding under this Agreement, it will use commercially reasonable efforts to hold and participate in quarterly conference calls with the Administrative Agent and the Lenders relating to the financial condition and results of operations of the Parent, the Company and the Restricted Subsidiaries.

(e) The quarterly and annual reports and financial information required by the preceding paragraphs will include a Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”) of the Parent, which shall include a discussion and analysis of the Company and the Restricted Subsidiaries. If the Board of Directors of the Parent has designated any of the Restricted Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraphs will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and also in the MD&A of the financial condition and results of operations of the Company and the Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries.

(f) In addition, the Borrowers and the Guarantors agree that, for so long as any Loan Obligations remain outstanding, if at any time they are not required to file with the SEC the reports required by the preceding paragraphs, they will furnish to the Administrative Agent and the Lenders the information that would be required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act if the Loans were securities.

SECTION 6.03. Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries or any Other Guarantor to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), none of the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor will issue any Disqualified Stock and neither Borrower will, and neither the Parent nor either Borrower will permit, any of the Restricted Subsidiaries or any Other Guarantor to issue any shares of Preferred Stock; provided, however, that:

(i) the Parent or any Other Guarantor may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock and any Other Guarantor may issue shares of Preferred Stock, if the Consolidated Interest Coverage Ratio of the Parent and its Subsidiaries on a consolidated basis, for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued, as the case may be, would have been at least 2.0 to 1.0; or

(ii) the Company or any Restricted Subsidiary may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock or other shares of Preferred Stock, if the Consolidated Interest Coverage Ratio of the Company and the Restricted Subsidiaries on a consolidated basis, for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or other shares of Preferred Stock is issued, as the case may be, would have been at least 2.0 to 1.0, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or other shares of Preferred Stock had been issued, as the case may be, on the first day of such four-quarter period.

(b) Section 6.03(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(i) the incurrence by the Credit Parties of additional Indebtedness and letters of credit under a Credit Facility (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Credit Parties thereunder), in a maximum aggregate principal amount at any one time outstanding under this clause (i) not to exceed $200,000,000;

(ii) the incurrence by any Credit Party of Indebtedness (a) constituting the Loan Obligations or any guarantee thereof or (b) represented by the Second Term Loan Facility and any guarantees thereof in an aggregate principal amount at any one time outstanding under this clause (b) not to exceed $350,000,000;

(iii) the incurrence by either Borrower and any Guarantor of Indebtedness represented by the 2023 Notes and the guarantees thereof and the exchange notes and related guarantees thereof to be issued pursuant to the Registration Rights Agreement, in an aggregate principal amount at any one time outstanding under this clause (iii) not to exceed $775,000,000;

(iv) the incurrence by the Parent, either Borrower, any Other Guarantor or any Restricted Subsidiary of Existing Indebtedness (other than Indebtedness described in Section 6.03(b)(i), (ii) and (iii));

(v) the incurrence by the Parent, the Company, the Restricted Subsidiaries or any Other Guarantor of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Company, the Restricted Subsidiaries or such Other Guarantor; provided that the Parent would be able to incur at least $1.00 of additional Indebtedness pursuant to the ratio set forth in Section 6.03(a)(i) after giving effect to the incurrence of any such Indebtedness pursuant to this clause (v);

(vi) Indebtedness of (a) the Parent or any Other Guarantor or (b) the Company and the Restricted Subsidiaries incurred and outstanding on or prior to the date on which a new Subsidiary was acquired by the Parent, any Other Guarantor, the Company or such Restricted Subsidiary (other than Indebtedness incurred in contemplation of, or in connection with, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary of or was otherwise acquired by the Parent, an Other Guarantor, the Company or such Restricted Subsidiary); provided, however, that (1) on the date that such Subsidiary is acquired by, or is merged into the Company, such Restricted Subsidiary or such Other Guarantor, the Parent or the Company, as applicable, would have been able to incur at least $1.00 of additional Indebtedness pursuant to the ratio set forth in Section 6.03(a)(i) or (a)(ii), as the case may be, after giving effect to the incurrence of such Indebtedness pursuant to this Section 6.03(b)(vi); and (2) the new Subsidiary becomes a Restricted Subsidiary and a Guarantor or any Other Guarantor;

(vii) the incurrence by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted by this Agreement to be incurred under Section 6.03(a) or Section 6.03(b) (ii), (iii), (iv), (vi) or this subsection (vii);

(viii) the incurrence by (a) the Company or any Restricted Subsidiary of intercompany Indebtedness between or among the Company and the Restricted Subsidiaries or (b) the Parent or any Other Guarantor of intercompany Indebtedness between or among the Parent and the Other Guarantors; provided, however, that:

(1) if (A) the Company or any Restricted Subsidiary is the obligor on such Indebtedness and the payee is not the Company or a Restricted Subsidiary or (B) the Parent or any Other Guarantor is the obligor on such Indebtedness and the payee is not the Parent or an Other Guarantor, as applicable, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Loan Obligations then due; and

(2) any (A) subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Parent, the Company, a Restricted Subsidiary or an Other Guarantor, or (B) sale or other transfer of any such Indebtedness to a Person that is not the Parent, the Company, a Restricted Subsidiary or Other Guarantor, will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Parent, the Company, such Restricted Subsidiary or such Guarantor, as the case may be, that was not permitted by this clause (viii);

(ix) the incurrence by the Parent, the Company, any Restricted Subsidiary or an Other Guarantor of Hedging Obligations in the ordinary course of business;

(x) the guarantee by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor of Indebtedness of the Parent, the Company, any Restricted Subsidiary, or any Other Guarantor that was otherwise permitted to be incurred under this Section 6.03; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Loan Obligations, then the guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(xi) the incurrence by the Company or any Restricted Subsidiary of Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, and performance and surety bonds in the ordinary course of business;

(xii) the incurrence by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days;

(xiii) the incurrence by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Parent, the Company, any Restricted Subsidiary or any Other Guarantor pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), so long as the amount does not exceed the gross proceeds actually received by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor in connection with such disposition; and

(xiv) the incurrence by the Parent, the Company, any Restricted Subsidiary or any Other Guarantor of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this Section 6.03(b)(xiv), not to exceed $125,000,000.

(c) None of the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor will incur any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Parent, the Company or such Restricted Subsidiary or Other Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Loan Obligations on substantially identical terms; provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness solely by virtue of being unsecured or by virtue of being secured on a junior Lien basis.

(d) For purposes of determining compliance with this Section 6.03, in the event that an item of proposed Indebtedness, Disqualified Stock or Preferred Stock meets the criteria of more than one of the categories of Permitted Debt described in Section 6.03(b)(i) through Section 6.03(b)(xiv) above, or is entitled to be incurred pursuant to Section 6.03(a), the Parent, the Company or the applicable Restricted Subsidiary will be permitted to divide and classify such item of Indebtedness, Disqualified Stock or Preferred Stock on the date of its incurrence, or later re-divide or re-classify all or a portion of such item of Indebtedness, in any manner that complies with this covenant. The accrual of interest or Preferred Stock dividends, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles, and the payment of dividends on Preferred Stock, in the form of shares of the same class of Preferred Stock, Disqualified Stock in the form of additional shares of the same class of Disqualified Stock or Preferred Stock will be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 6.03; provided, in each such case, that the amount of any such accrual, accretion or payment is included in Consolidated Interest Expense of the Company as accrued. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that the Parent, the Company or the applicable Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

(e) The amount of any Indebtedness outstanding as of any date will be:

(i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(ii) the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(iii) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(1) the Fair Market Value of such assets at the date of determination; and

(2) the amount of the Indebtedness of the other Person.

SECTION 6.04. Limitation on Restricted Payments.

(a) The Borrowers will not, and neither the Parent nor either Borrower will permit any of the Restricted Subsidiaries to, directly or indirectly:

(i) declare or pay any dividend or make any other payment or distribution on account of Equity Interests of the Company, any Restricted Subsidiary or any direct or indirect parent of the Company (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of the Restricted Subsidiaries) or to the direct or indirect holders of the Company’s, any of the Restricted Subsidiaries’ or any direct or indirect parent of the Company’s Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company and other than dividends or distributions payable to the Company or any Restricted Subsidiary);

(ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company;

(iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of the Parent, the Borrowers or any Restricted Subsidiary that is a Guarantor that is contractually subordinated to the Loan Obligations (excluding any intercompany Indebtedness between or among the Parent, the Borrowers and any of such Restricted Subsidiaries that are Guarantors), except a payment of regularly scheduled interest or principal at the Stated Maturity thereof; or

(iv) make any Restricted Investment

(b) All such payments and other actions set forth in Section 6.04(a)(i) through (iv) above are collectively referred to as “Restricted Payments”, unless, at the time of and after giving effect to such Restricted Payment:

(i) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made on the first day of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Interest Coverage Ratio test set forth in Section 6.03(a)(ii); and

(iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and the Restricted Subsidiaries since the STLA Closing Date (excluding Restricted Payments permitted by Section 6.04(c)(ii), (iii), (iv), (ix) and (x)), is less than the sum, without duplication, of:

(1) 50% of the Consolidated Net Income of the Company and the Restricted Subsidiaries on a combined or consolidated basis, as the case may be, for the period (taken as one accounting period) from the first day of the first fiscal quarter commencing after the STLA Closing Date to the end of the Company’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

(2) 100% of the aggregate net cash proceeds received by the Company since the STLA Closing Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

(3) to the extent that any Restricted Investment that was made after the STLA Closing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment; plus

(4) to the extent that any Unrestricted Subsidiary designated as such after the STLA Closing Date is redesignated as a Restricted Subsidiary after the STLA Closing Date, the lesser of (i) the Fair Market Value of the Parent’s or the Company’s Investment in such Subsidiary, as the case may be, as of the date of such redesignation or (ii) such Fair Market Value as of the date on which such Subsidiary was originally designated as an Unrestricted Subsidiary after the STLA Closing Date; plus

(5) 50% of any dividends received by the Company or any Restricted Subsidiary after the STLA Closing Date from an Unrestricted Subsidiary, to the extent that such dividends were not otherwise included in the Consolidated Net Income of the Company for such period; plus

(6) $25,000,000.

(c) So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions will not prohibit:

(i) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend, distribution or redemption payment would have complied with the terms of this Agreement;

(ii) the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock) or from the contribution of common equity capital to the Company, in each case, within 180 days of such exchange, sale or contribution; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from Section 6.04(b)(iii)(2);

(iii) the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of the Company or any Restricted Subsidiary that is contractually subordinated to the Loan Obligations with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

(iv) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary to the holders of its Equity Interests on a pro rata basis;

(v) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of the Company or any Restricted Subsidiary issued after the Closing Date in accordance with the Consolidated Interest Coverage Ratio test set forth in Section 6.03(a)(ii);

(vi) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(vii) Restricted Payments by the Company or any Restricted Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Capital Stock of any such Person;

(viii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary held by any current or former officer, director or employee of the Company or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, severance agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $2,000,000 in any twelve-month period (with any portion of such $2,000,000 that is unused in any twelve month period to be carried forward to successive twelve-month periods and added to such amount;

(ix) Permitted Parent Payments; and

(x) Permitted Operating Expense and Tax Reimbursements.

(d) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this covenant will be determined by the Board of Directors of the Parent whose resolution with respect thereto will be delivered to the Administrative Agent. Such Board of Directors’ determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds 3.5% of the Parent’s Consolidated Tangible Assets.

SECTION 6.05. Dividend and Other Payment Restrictions Affecting Subsidiaries.

(a) Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries or any Other Guarantor to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any of the Restricted Subsidiaries or Other Guarantors to:

(i) pay dividends or make any other distributions on its Capital Stock to the Company or any of the Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of the Restricted Subsidiaries;

(ii) make loans or advances to the Company or any of the Restricted Subsidiaries; or

(iii) sell, lease or transfer any of its properties or assets to the Company or any of the Restricted Subsidiaries.

(b) The restrictions of Section 6.05(a) will not apply to encumbrances or restrictions existing under or by reason of:

(i) any Credit Facility, provided that the encumbrances and restrictions contained therein, including any related collateral documents, and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings thereof are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in this Agreement;

(ii) agreements governing Existing Indebtedness, the 2023 Indenture, the 2023 Notes and the guarantees thereof and the Second Term Loan Facility and any guarantees thereof, in each case, as in effect on the Repricing Effective Date and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the Repricing Effective Date;

(iii) this Agreement;

(iv) applicable law, rule, regulation or order;

(v) any instrument governing Indebtedness or Equity Interests of a Person acquired by the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor as in effect at the time of such acquisition (except to the extent such Indebtedness or Equity Interests were incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness is permitted by this Agreement;

(vi) customary non-assignment provisions in contracts and licenses entered into in the ordinary course of business;

(vii) purchase money obligations for property acquired in the ordinary course of business, mortgage financings and Capital Lease Obligations that impose restrictions on the property purchased or mortgaged or leased of the nature described in Section 6.05(a)(iii);

(viii) any agreement for the sale or other disposition of any Restricted Subsidiary or Other Guarantor that restricts distributions by that Restricted Subsidiary or Other Guarantor pending the sale or other disposition;

(ix) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

(x) Liens permitted to be incurred under Section 6.10 that limit the right of the debtor to dispose of the assets subject to such Liens;

(xi) provisions limiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements;

(xii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(xiii) restrictions contained in, or in request of, Hedging Obligations permitted to be incurred by this Agreement; and

(xiv) any customary encumbrances or restrictions imposed pursuant to an agreement of the type described in the definition of “Permitted Investments.”

SECTION 6.06. Merger, Consolidation; Sale of Assets.

(a) None of the Parent, either Borrower or any other Guarantor will, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Parent, such Borrower or such other Guarantor, as applicable, is the surviving Person); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of, with respect to the Parent, the Borrowers, the Restricted Subsidiaries and the Other Guarantors taken as a whole, or, with respect to the Company and the Restricted Subsidiaries taken as a whole, in each case, in one or more related transactions, to another Person, unless:

(i) either (a) the Parent, such Borrower, or such other Guarantor, as applicable, is the surviving Person; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Parent, such Borrower or such other Guarantor, as the case may be) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a Person organized or existing under the laws of the Cayman Islands, the United States, any state of the United States or the District of Columbia or, in the case of the Parent, any other similar jurisdiction so long as neither the laws of any such jurisdiction nor any such transaction would adversely affect the Secured Parties; provided that any Person surviving a consolidation or merger with US Borrower must be organized and existing under the laws of the same jurisdiction of formation as US Borrower;

(ii) the Person formed by or surviving any such consolidation or merger (if other than the Parent, such Borrower or such other Guarantor, as applicable) or the Person to which such sale,

assignment, transfer, conveyance or other disposition has been made assumes all the Loan Obligations of the Parent, such Borrower or such other Guarantor, as applicable, pursuant to a joinder agreement or amendment to the Loan Documents, as applicable, in each case reasonably satisfactory to each of the Agents (it being agreed that if either Borrower merges with or into the Parent, the Parent must assume all such obligations of such Borrower), provided that, if such Person is a limited liability company or a limited partnership, then the Parent, such Borrower, such Guarantor or such Person shall have the Loan Obligations assumed or issued, on a joint and several basis, with a corporation in which it owns 100% of the Equity Interests;

(iii) immediately after such transaction, no Default or Event of Default exists; and

(iv) except with respect to a transaction solely between or among the Parent, either Borrower, any of the Restricted Subsidiaries or any Other Guarantor, the Parent, the Borrowers or the Person formed by or surviving any such consolidation or merger (if other than the Parent or either Borrower), or to which such sale, assignment, transfer, conveyance or other disposition has been made, would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred on the first day of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 6.03(a)(i) or (ii), as applicable.

This Section 6.06 shall not apply to any consolidation or merger (except that the proviso to clause (a)(i) shall apply to any consolidation or merger to which US Borrower is a party), or any sale, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and any Restricted Subsidiary. Clauses (a)(iii) and (a)(iv) of this Section 6.06 will not apply to a merger of the Company with an Affiliate solely for the purpose of reincorporating the Company in another jurisdiction. Clause (a)(iv) of this Section 6.06 will not apply to any Guarantor, other than the Parent.

(b) Neither the Parent nor the Company will, directly or indirectly, lease all or substantially all of the properties and assets of any of them and the Restricted Subsidiaries or Other Guarantors taken as a whole, in one or more related transactions to any other Person.

(c) Without limiting anything in this Section 6.06, no Guarantor shall sell or otherwise dispose of all or substantially all of its assets to, consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person, other than the Company or another Restricted Subsidiary, unless:

(i) immediately after giving effect to that transaction, no Default or Event of Default exists; and

(ii) either:

(1) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger assumes all the obligations of that Guarantor under this Agreement and its Guarantee pursuant to a Joinder Agreement; or

(2) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of this Agreement, the Intercreditor Agreement and the Collateral Agreements.

(d) Neither Borrower will, and neither the Parent nor either Borrower will permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale unless (other than with respect to an Asset Sale pursuant to an Involuntary Transfer):

(i) the Parent, the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of;

(ii) at least 75% of the consideration received in the Asset Sale by the Parent, the Company or such Restricted Subsidiary is in the form of cash; provided, however, to the extent that any disposition in such Asset Sale was of Collateral, the non-cash consideration received is pledged as Collateral under the Collateral Agreements contemporaneously with such sale, in accordance with the requirements set forth in this Agreement; and

(iii) in the case of a Vessel Asset Sale of a Deepwater Vessel, the Parent would, immediately after giving pro forma effect thereto, including the application of the Net Proceeds therefrom, as if the same had occurred on the first day of the applicable four-quarter period, (A) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Interest Coverage Ratio test set forth in Section 6.03(a)(i), or (B) have a Consolidated Interest Coverage Ratio that is no worse than the Consolidated Interest Coverage Ratio immediately prior to such Vessel Asset Sale.

(e) For purposes of Section 6.06(d) only, each of the following will be deemed to be cash:

(i) any liabilities, as shown on the Company’s most recent consolidated balance sheet, of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Loan Obligations) that are assumed by the transferee of any such assets so long as the Company or such Restricted Subsidiary are released from further liability;

(ii) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days of the receipt thereof, to the extent of the cash received in that conversion;

(iii) any stock or assets of the kind referred to in clauses (2) or (4) of Section 2.06(b)(i); and

(iv) any Designated Non-cash Consideration when taken together with all other Designated Non-cash Consideration received pursuant to this clause (d) that is at that time outstanding, not to exceed 5% of the Company’s Consolidated Tangible Assets at the time of the receipt of such Designated Non-cash Consideration (with the Fair Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value).

(f) Neither Borrower will, and neither the Parent nor either Borrower will any Restricted Subsidiary to, enter into or suffer to exist any agreement that would place any restriction of any kind (other than pursuant to law or regulation) on the ability of the Company to make an Asset Sale Offer.

(g) (Vessel Transfers) Neither Borrower will, and neither the Parent nor either Borrower will permit any Guarantor to, transfer all of the legal title to a Vessel from one existing Guarantor to another existing Guarantor (or to an entity that simultaneously with such transfer becomes a Guarantor) unless (x) all of the existing security covering such Vessel remains in place and (y) each of the following is satisfied:

(i) the Administrative Borrower shall have given the Pari Passu Collateral Agent written notice of any such proposed transfer not fewer than 30 days prior to the anticipated date of such transfer;

(ii) the bill of sale or other instrument of transfer shall explicitly state that the transfer is subject to the assumption or continuance of the existing Ship Mortgage in full force and effect;

(iii) the relevant Vessel shall be duly re-registered in the name of the transferee Guarantor under the laws and flag of the relevant jurisdiction simultaneously with such transfer and evidence thereof delivered to the Pari Passu Collateral Agent on such date;

(iv) if appropriate in the opinion of the legal counsel described in subclause (vii) below, an instrument of assumption of mortgage shall be executed by the transferee Guarantor and the Pari Passu Collateral Agent and registered promptly with such transfer with the appropriate authorities of the Vessel’s jurisdiction of registry, or any such other instrument required to perfect a Ship Mortgage in favor of the Pari Passu Collateral Agent as required by the Vessel’s jurisdiction of registry;

(v) simultaneously with such transfer, the transferee Guarantor shall acknowledge in writing to the Pari Passu Collateral Agent that the Ship Mortgage and all other Collateral relating to the Vessel remains in full force and effect and is ratified and confirmed by the transferee Guarantor;

(vi) on the same date of such transfer, the Administrative Borrower and the transferee Guarantor shall deliver to the Pari Passu Collateral Agent a certificate of ownership and encumbrance or similar certificate issued by the jurisdiction of registration of the Vessel evidencing re-registration in the name of the transferee Guarantor and the continuance of the Ship Mortgage in favor of the Pari Passu Collateral Agent; and

(vii) the Administrative Borrower shall cause to be delivered to the Pari Passu Collateral Agent on the same date of such transfer a legal opinion from outside counsel reasonably satisfactory to the Pari Passu Collateral Agent to the following effect (A) the Vessel is duly registered (preliminarily registered if the jurisdiction is Panama) in the name of the transferee Guarantor with the appropriate authorities of the Vessel’s jurisdiction of registry; (B) the Ship Mortgage constitutes the legal, valid and binding obligation of the transferee Guarantor and remains duly registered as a first priority Lien or ship mortgage in favor of the Pari Passu Collateral Agent with priority dating back to the date on which such Ship Mortgage was initially registered in favor of the Pari Passu Collateral Agent; (C) an assumption of the Ship Mortgage by the transferee Guarantor has been duly registered (preliminarily registered if the jurisdiction is Panama) (or an opinion that such an assumption is not required to maintain the status of the mortgage or the assumption by the transferee Guarantor of all obligations of the mortgagor thereunder); (D) all Collateral relating to the Vessel constitutes legal, valid and binding obligations of the transferee Guarantor; (E) all filings and consents in the relevant jurisdictions have been obtained or made; and (F) such transfer is in compliance with the terms of this Agreement. Such legal opinion shall also contain such other opinions as are requested by the Pari Passu Collateral Agent and otherwise be in form and substance reasonably satisfactory to the Pari Passu Collateral Agent. The counsel issuing such opinion may rely on local counsel admitted to practice in the jurisdiction of registration of the Vessel with respect to matters governed by the laws of such jurisdiction. If the Vessel transferred is registered under the laws and flag of Panama, the Administrative Borrower shall also deliver to the Pari Passu Collateral Agent an opinion of Panamanian counsel reasonably satisfactory to the Pari Passu Collateral Agent not later than five (5) months after the date of transfer confirming that such Vessel has been permanently registered in the name of the transferee Guarantor and that any assumption of Ship Mortgage or other instrument required to be filed has been permanently recorded.

(h) (Partial Vessel Transfers) Neither Borrower will, and neither the Parent nor either Borrower will permit any Guarantor to, transfer a partial interest in a Vessel unless (x) such transaction complies with the terms of this Agreement, including Sections 2.06, 6.04 and 6.06, and the terms set forth on Schedule 6.06(h) and (y) each of the following is satisfied with respect to any such transfer of all of the legal title:

(i) the Administrative Borrower shall have given the Pari Passu Collateral Agent written notice of any such proposed transfer not fewer than 30 days prior to the anticipated date of such transfer;

(ii) any bill of sale or other instrument of partial transfer shall state on its face that the interest transferred is subject to the lien of the relevant Ship Mortgage;

(iii) the relevant Vessel shall be duly re-registered in the joint names of the transferor Guarantor and the transferee showing the individual percentage interest held by each under the laws and flag of the relevant jurisdiction simultaneously with such transfer and evidence thereof delivered to the Pari Passu Collateral Agent on such date;

(iv) simultaneously with such transfer the transferee shall acknowledge in writing to the Pari Passu Collateral Agent that it takes its interest subject to the Ship Mortgage;

(v) on the same date of such transfer, the Administrative Borrower shall deliver to the Pari Passu Collateral Agent a certificate of ownership and encumbrance or similar certificate issued by the jurisdiction of registration of the Vessel evidencing (x) re-registration in the joint names of the transferor Guarantor and the transferee and (y) the continuance of the Ship Mortgage in favor of the Pari Passu Collateral Agent; and

(vi) the Administrative Borrower shall cause to be delivered to the Pari Passu Collateral Agent on the same date of such transfer a legal opinion from outside counsel reasonably satisfactory to the Pari Passu Collateral Agent to the following effect (A) the Vessel is duly registered (preliminarily registered if the jurisdiction is Panama) in the joint names of the transferor Guarantor and the transferee with the appropriate authorities of the Vessel’s jurisdiction of registry; (B) the Ship Mortgage continues to constitute the legal, valid and binding obligation of the transferor Guarantor and remains duly registered as a first priority Lien or ship mortgage in favor of the Pari Passu Collateral Agent with priority dating back to the date on which such Ship Mortgage was initially registered in favor of the Pari Passu Collateral Agent; (C) all Collateral relating to the Vessel continues to constitute legal, valid and binding obligations of the transferor Guarantor; (D) all filings and consents in the relevant jurisdictions have been obtained or made; and (E) such transfer is in compliance with the terms of the Indentures. Such legal opinion shall also contain such other opinions as are requested by the Pari Passu Collateral Agent and otherwise be in form and substance reasonably satisfactory the Pari Passu Collateral Agent. The counsel issuing such opinion may rely on local counsel admitted to practice in the jurisdiction of registration of the Vessel with respect to matters governed by the laws of such jurisdiction. If the Vessel transferred is registered under the laws and flag of Panama, the Administrative Borrower shall also deliver to the Pari Passu Collateral Agent an opinion of Panamanian counsel reasonably satisfactory to the Pari Passu Collateral Agent not later than five (5) months after the date of transfer confirming that such Vessel has been permanently registered in the joint names of the transferor Guarantor and the transferee.

SECTION 6.07. Transactions with Affiliates.

(a) Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries or any Other Guarantor to, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Parent, the Company, any Restricted Subsidiary or any Other Guarantor (each, an “Affiliate Transaction”) unless:

(i) the Affiliate Transaction is on terms that are no less favorable to the Parent, the Company, any applicable Restricted Subsidiary or any applicable Other Guarantor than those that would have been obtained in a comparable transaction by the Parent, the Company, any applicable Restricted Subsidiary or any applicable Other Guarantor with an unrelated Person or, if there is no such comparable transaction, on terms that are fair and reasonable to the Parent, the Company, any applicable Restricted Subsidiary and any applicable Other Guarantor and reflect an arm’s length negotiation; and

(ii) the Parent delivers to the Administrative Agent:

(1) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10,000,000, a resolution of the Board of Directors of the Parent set forth in an officers’ certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Parent; and

(2) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $100,000,000, an opinion as to the fairness to the Parent, the Company, any applicable Restricted Subsidiary or any applicable Other Guarantor of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

(b) The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the restrictions of Section 6.07(a):

(i) any employment agreement, employee benefit plan, officer or director indemnification agreement or any similar arrangement entered into by the Parent or any of its Subsidiaries in the ordinary course of business and payments pursuant thereto;

(ii) payment of reasonable directors’ fees to Persons who are not otherwise Affiliates of the Parent;

(iii) transactions between or among the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor;

(iv) transactions between or among the Parent and/or any of its Subsidiaries (excluding transactions involving the Company, any of the Restricted Subsidiaries or any Other Guarantor);

(v) loans or advances to employees of the Parent or the Company in the ordinary course of business not to exceed $5,000,000 in the aggregate at any one time outstanding;

(vi) transactions with a Person (other than an Unrestricted Subsidiary) that is an Affiliate of the Company solely because the Company owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(vii) Restricted Payments that do not violate Section 6.04;

(viii) any agreement as in effect on the STLA Closing Date or any amendments, renewals or extensions of any such agreement (so long as such amendments, renewals or extensions are not less favorable to the Lenders); and

(ix) transactions between or among any Excluded Parent Subsidiary, on the one hand and the Parent and any of its other Subsidiaries (excluding transactions involving the Company, any of the Restricted Subsidiaries or any Other Guarantor), on the other hand, provided that such transaction is entered into in the ordinary course of business and on an arm’s length basis and that any such transaction has been approved by a majority of the disinterested members of the Board of Directors of the Parent pursuant to a resolution of the Board of Directors of the Parent set forth in an officers’ certificate.

SECTION 6.08. Compliance Certificate. The Administrative Borrower shall deliver to the Administrative Agent within 120 days after the end of each fiscal year of the Company, beginning with the fiscal year ending on December 31, 2012, an Officers’ Certificate, in substantially the form of Exhibit G, stating that in the course of the performance by the signers of their duties as Authorized Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. In addition, the Administrative Borrower shall deliver to the Administrative Agent, within 30 days after the occurrence thereof, written notice of any Default or Event of Default, their status and what action the Company is taking or proposes to take in respect thereof.

SECTION 6.09. Future Guarantors.

(a) If (i) the Company or any of the Restricted Subsidiaries acquire or create another Subsidiary, (ii) the Parent acquires or creates another Subsidiary to directly or indirectly own the Equity Interests of the Company, any of the Restricted Subsidiaries or any Other Guarantor, (iii) any Subsidiary of the Company that is not already a Guarantor or US Borrower guarantees any Credit Facility, the 2019 Notes, the Second Term Loan

Facility, the 2023 Notes or any other Pari Passu Obligations or owns any Vessel, (iv) any Subsidiary of the Parent or the Company that is not already a Guarantor or US Borrower is the subject of a Contract Winning Trigger or (v) any Subsidiary of the Parent or the Company that is not already a Guarantor or US Borrower becomes an Internal Charterer after the Closing Date, then the Parent or the Company, as applicable, will (1) cause that Subsidiary to (A) execute a Joinder Agreement pursuant to which it will become a Guarantor and (B) execute amendments or otherwise accede to or join the Collateral Agreements and cause the same to be perfected pursuant to which it becomes subject to the Obligations of a Guarantor thereunder and pledge its assets, including the Equity Interests it owns in any of its Subsidiaries, pursuant to the Collateral Agreements and (2) deliver an opinion of counsel satisfactory to the Administrative Agent, in each case within 20 Business Days of the date on which the Subsidiary was acquired or created or otherwise becomes subject to this Section 6.09; provided that any applicable Subsidiary may be released as a Guarantor and from any related pledge following the occurrence of a Contract Unwind Trigger provided the conditions to that release are satisfied, including that no assets or property have been transferred or sold, directly or indirectly, by either Borrower or a Guarantor to such applicable Subsidiary that are subject to Section 6.06. In addition, to the extent any such Subsidiary (x) is not already a direct or indirect Subsidiary of the Company and (y) does not constitute an Other Guarantor, the Parent shall cause the Equity Interests of such Subsidiary to be transferred to the Company or a Restricted Subsidiary within 20 Business Days of such Subsidiary executing any such Joinder Agreement or as soon as practicable where applicable local law requires additional time for compliance with applicable legal requirements.

(b) With respect to each Subsidiary that is required to become a Guarantor pursuant to Section 6.09(a), the Parent or the Company shall designate each such Subsidiary to become a Restricted Subsidiary, and shall comply with the conditions set forth in clause (II) of the definition of “Unrestricted Subsidiary” in connection therewith within 20 Business Days of the date on which such Subsidiary was acquired or created, or as soon as practicable where applicable local law requires additional time for compliance with applicable legal requirements. For the avoidance of doubt, no direct or indirect Subsidiary of the Parent may become a Restricted Subsidiary for purposes of this Agreement if such Subsidiary is a Subsidiary of the Parent but not of the Company.

SECTION 6.10. Liens. Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries or any Other Guarantor to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any asset or property now owned or hereafter acquired that secures any Obligations under any Indebtedness, except Permitted Liens.

SECTION 6.11. Covenant Suspension Event.

(a) If on any date following the Repricing Effective Date, (i) the Loans have Investment Grade Ratings from both Rating Agencies, and (ii) no Default has occurred and is continuing then, beginning on that day (the occurrence of the events described in the foregoing clauses (i) and (ii) being referred to as a “Covenant Suspension Event”), the following provisions of this Agreement will be suspended (collectively, the “Suspended Covenants”):

(i) Section 2.06(b) and (c) (Asset Sales);

(ii) Section 6.03 (Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock);

(iii) Section 6.04 (Limitation on Restricted Payments);

(iv) Section 6.05 (Dividend and Other Payment Restrictions Affecting Subsidiaries);

(v) Section 6.06(a)(iv), (d) and (e) (Merger, Consolidation; Sale of Assets);

(vi) Section 6.07 (Transactions with Affiliates); and

(vii) Section 6.09 (Future Guarantors).

(b) In the event that the Parent, the Company, the Restricted Subsidiaries and the Other Guarantors are not subject to the Suspended Covenants under this Agreement for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Loans below an Investment Grade Rating, then the Parent, the Company, the Restricted Subsidiaries and the Other Guarantors will thereafter again be subject to the Suspended Covenants under this Agreement with respect to events from any such Reversion Date until the Maturity Date unless there is a subsequent Suspension Period. The period of time between any Covenant Suspension Event and any Reversion Date is referred to as the “Suspension Period.”

(c) On each Reversion Date, all Indebtedness incurred, or Disqualified Stock or Preferred Stock issued, during the Suspension Period will be classified as having been incurred or issued pursuant to Section 6.03(a) or (b) (to the extent such Indebtedness, Disqualified Stock or Preferred Stock would be permitted to be incurred or issued thereunder as of the Reversion Date and after giving effect to Indebtedness incurred or issued prior to the Suspension Period and outstanding on the Reversion Date). To the extent such Indebtedness, Disqualified Stock or Preferred Stock would not be so permitted to be incurred or issued pursuant to Section 6.03(a) or (b), such Indebtedness, Disqualified Stock or Preferred Stock will be deemed to have been outstanding on the STLA Closing Date, so that it is classified as permitted under clause (iii) of Section 6.03(b). Calculations made after the Reversion Date of the amount available to be made as Restricted Payments under Section 6.04 will be made as though Section 6.04 had been in effect since the STLA Closing Date and prior to, but not during, the Suspension Period. Accordingly, Restricted Payments made during the Suspension Period will not reduce the amount available to be made as Restricted Payments under Section 6.04(a). No Default or Event of Default will be deemed to have occurred on the Reversion Date as a result of any actions taken by the Parent, the Company, its Restricted Subsidiaries or the Other Guarantors during the Suspension Period. Within 30 days of such Reversion Date, the Borrowers must comply with the terms of Section 6.09.

(d) Notwithstanding that the Suspended Covenants may be reinstated, the failure to comply with the Suspended Covenants during the Suspension Period (including any action taken or omitted to be taken with respect thereto) or after the Suspension Period based solely on events that occurred during the Suspension Period will not give rise to a Default or Event of Default under this Agreement. In addition, the Parent, the Company, the Restricted Subsidiaries and the Other Guarantors shall be entitled to honor any contractual commitments during a Suspension Period following a Reversion Date and so doing shall not constitute a Default or Event of Default under any of the provisions that were Suspended Covenants prior to such reinstatement; provided that such contractual commitments were entered into during the Suspension Period and not in contemplation of a reversion of the Suspended Covenants.

(e) For purposes of Section 2.06(b) on the Reversion Date, any unutilized Excess Proceeds amount will be reset to zero.

SECTION 6.12. Business Activities. Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries or any Other Guarantor to, engage in any business other than Permitted Businesses, except to such extent as would not be material to the Company and the Restricted Subsidiaries taken as a whole. No Other Guarantor shall engage in any other business or activities or incur or guarantee any Indebtedness (other than Loan Obligations and other Pari Passu Obligations), and any earnings of such Other Guarantor attributable to any Drilling Contract or Internal Charter in respect of a Vessel shall be subject to the Earnings Assignment.

SECTION 6.13. Maintenance of Insurance.

(a) The Credit Parties shall maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies (including without limitation, marine hull and machinery (including excess value) insurance, marine protection and indemnity insurance, drilling, towage, repossession, loss of hire, war and terrorist risks, protection and indemnity insurance, liability arising out of pollution and the spillage or leakage of cargo and cargo liability insurance) engaged in the same or similar businesses operating in the same or similar locations and cause the Credit Parties to be listed as insured and the Collateral Agent to be listed as co-loss payee on property and property casualty policies and as an additional insured on liability policies. Notwithstanding the foregoing, the Credit Parties may self-insure with respect to such risks with respect to which companies of established reputation in the same general line of business in the same general area usually self-insure.

(b) The Credit Parties shall ensure (at the expense of the Credit Parties) that Mortgagee’s interest insurance, with financially sound and reputable insurance companies, insured in the name of the Pari Passu Collateral Agent (in its capacity as such), shall be maintained in respect of each Vessel.

(c) In connection with the covenants set forth in this Section 6.13, it is understood and agreed that:

(i) none of the Administrative Agent, the Lenders and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.13, it being understood that (A) the Credit Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Company, on behalf of itself and on behalf of each of the Restricted Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of the Restricted Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Lenders and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent under this Section 6.13 shall in no event be deemed a representation, warranty or advice by the Administrative Agent or the Lenders that such insurance is adequate for the purposes of the business of the Company and its Restricted Subsidiaries or the protection of their properties.

SECTION 6.14. Payment of Taxes, etc. The Borrowers shall, and shall cause each Restricted Subsidiary to, pay its obligations in respect of all material Tax liabilities, assessments and governmental charges, before the same shall become delinquent or in default, except where the amount or validity thereof is being contested in good faith by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Lenders.

SECTION 6.15. Compliance with Laws. The Borrowers shall, and shall cause each Restricted Subsidiary to, comply with all laws, rules, regulations and judgments, writs, injunctions, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, applicable to it or its property (including without limitation the USA Patriot Act), except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.16. Operation of Vessels. The applicable Borrower and each other Credit Party which owns or operates, or will own or operate, one or more Vessels will, at all times while owning or operating such Vessels, operate or cause such Vessel to be operated in a manner consistent with the standards set forth in the Collateral Agreements.

SECTION 6.17. After-Acquired Property.

(a) If property of a type constituting Collateral is acquired by either Borrower or any Guarantor (other than the Parent) that is not automatically subject to a Lien or perfected security interest under the Collateral Agreements or there is a new Guarantor, then such Borrower or such Guarantor will, as soon as practicable after such property’s acquisition or such Subsidiary becoming a Guarantor and in any event within 20 Business Days (or such longer period permitted by the Administrative Agent in its sole discretion) or as soon as practicable where applicable local law requires additional time for compliance with applicable legal formalities so long as all of the required filings and other related actions in such jurisdiction have been taken within such 20 Business Day period, (i) execute and deliver such mortgages, deeds of trust, security instruments, financing statements and other Collateral Agreements as shall be reasonably necessary to vest in the Collateral Agent a perfected first-priority security interest, subject only to Permitted Liens and Liens permitted under Section 6.10, in such property (or, in the case of a new Guarantor, all of its assets constituting the type that is Collateral) in favor of the Pari Passu Collateral Agent (but subject to the limitations described in Article X, the Collateral Agreements, the Intercreditor Agreement and limitations under applicable local law), and thereupon all provisions of this Agreement relating to the Collateral shall be deemed to relate to such property to the same extent and with the same force and effect and (ii) deliver such certificates (including in the case of real property, title insurance) in respect thereof as required by the Collateral Agreements and take all necessary steps to perfect the security interest represented by such Liens.

(b) To the extent that any instrument, Mortgage or other document is required to be delivered to give effect to and perfect the Liens (including with respect to the Tungsten Explorer when title thereto becomes legally vested in the applicable Guarantor), the Borrowers and the Guarantors will be required to use their commercially reasonable efforts to deliver such instruments, Mortgages and/or other documents as soon as possible but in no event later than 20 Business Days following the Closing Date (or such later date permitted by the Administrative Agent in its sole discretion) or, if an asset is acquired or delivered after the Closing Date, not later than 20 Business Days after such acquisition or delivery date (or such later date permitted by the Administrative Agent in its sole discretion). In addition, with respect to the amendments to the Mortgages in respect of the Panamanian Flag Vessels, the Emerald Driller, the Sapphire Driller, the Topaz Driller and the Aquamarine Driller, entered into in connection with the First Amendment, the Borrowers and the Guarantor will file such instruments, Mortgages and/or other documents no later than the second Business Day following the Repricing Effective Date.

(c) Neither Borrower nor any Guarantor shall enter into (a) any agreement that requires the proceeds received from any sale of Collateral to be applied to repay, redeem, defease or otherwise acquire or retire any Indebtedness of any Person, other than as permitted or required by this Agreement and the Collateral Agreements or (b) any amendment to, or other agreement in respect of, the Tungsten Explorer Construction Contract to the extent that any such amendment or agreement would be materially adverse to the Borrowers or any of the Restricted Subsidiaries or the Secured Parties.

(d) The Parent and each Borrower shall, and they shall cause any Guarantor to, at their sole cost and expense:

(i) execute and deliver all such agreements and instruments and take all further action as the Pari Passu Collateral Agent or the Administrative Agent shall reasonably request to more fully or accurately describe the property intended to be Collateral or the obligations intended to be secured by the Collateral Agreements;

(ii) file any such notice filings or other agreements or instruments as may be reasonably necessary or desirable under applicable law to perfect the Liens created by the Collateral Agreements;

(iii) with respect to each Drilling Contract entered into by a Guarantor, enter into and maintain an Earnings Assignment and an account control agreement in respect thereof for the benefit of the Pari Passu Collateral Agent;

(iv) with respect to each Permitted Third Party Charter to which any Credit Party is a party, (x) ensure that such Credit Party will effectively retain operational control of the relevant Vessel, (y) the Borrowers and the Guarantors will use commercially reasonable efforts to cause such local resident to consent to the assignment of such Permitted Third Party Charter and (z) if such consent is received, the relevant Credit Parties will execute and deliver to the Pari Passu Collateral Agent an assignment of such Permitted Third Party Charter;

(v) not assign or grant a security interest or pledge in or of the Tungsten Explorer Construction Contract to any Person other than the Pari Passu Collateral Agent; and

(vi) deliver to the Pari Passu Collateral Agent not more than five (5) months after the STLA Closing Date an opinion of Panamanian counsel reasonably acceptable to the Pari Passu Collateral Agent to the effect that the Ship Mortgages covering the Panamanian flag vessels have been duly permanently registered in the Public Registry as appropriate in Panama.

Notwithstanding anything to the contrary, no Credit Party shall be required to grant a security interest, pledge or other Lien in any Excluded Collateral, and no Excluded Collateral shall be included in the Collateral.

SECTION 6.18. Further Instruments and Acts.

(a) Promptly after request of the Administrative Agent, the Borrowers shall, and shall cause the Restricted Subsidiaries and the Other Guarantors to, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

(b) No Credit Party shall take any action, or omit to take any action, which action or omission might or would have the result of materially impairing the security interest with respect to the Collateral for the benefit of the Pari Passu Collateral Agent and the Secured Parties, except as expressly set forth in this Agreement or the Collateral Agreements.

(c) No Credit Party shall take any action or otherwise attempt to enforce any claim or maritime lien against any Vessel that has priority over any claim or Lien of the Pari Passu Collateral Agent and the Secured Parties in respect of any Collateral, including any such claims or Liens arising under Ship Mortgages.

(d) Each of the Credit Parties agrees that it will, or will cause its relevant Subsidiaries to, complete each of the actions described on Schedule 6.18(d) as soon as commercially reasonable and in any event by no later than the date set forth in Schedule 6.18(d) with respect to such action or such later date as the Administrative Agent may agree in its sole discretion.

SECTION 6.19. Plan. Neither Borrower nor any ERISA Affiliates shall establish, maintain, contribute to or become subject to any actual or contingent liability in respect of any Plan.

SECTION 6.20. Payments for Consent. Neither the Parent nor either Borrower will, and none of them will permit any of the Restricted Subsidiaries, any Other Guarantor or any of their respective Affiliates to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of any Loan Document unless such consideration is offered to be paid and is paid to all Lenders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default.

An “Event of Default” with respect to the Loans occurs if:

(a) the Borrowers default in any payment of interest on the Loans when due and payable and such default continues for a period of 5 Business Days,

(b) the Borrowers default in the payment of principal or premium, if any, of the Loans when due at their Stated Maturity, upon optional prepayment, upon required prepayment, upon declaration or otherwise,

(c) any Credit Party or any Restricted Subsidiary fails to comply with any of their obligations, covenants or agreements under Section 6.03, Section 6.04 or Section 6.06,

(d) failure by the Parent to comply with the obligations set forth in clause (B)(6) of the second paragraph of the definition of Parent Consolidated Cash Flow within 90 days from the date of occurrence of the event giving rise to the obligations thereunder;

(e) any Credit Party or any Restricted Subsidiary fails to comply for 60 days after receipt of notice given by the Administrative Agent or Lenders holding at least 25% in principal amount of the outstanding Loans with its other obligations, covenants or agreements contained in this Agreement (other than those referred to in (a), (b), (c), or (d) above or (f) below),

(f) any Credit Party or any Restricted Subsidiary fails to comply for 120 days with any of its obligations, covenants or agreements under Section 6.02,

(g) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor (or the payment of which is guaranteed by the Parent, the Company, any of the Restricted Subsidiaries or any Other Guarantor), whether such Indebtedness now exists, or is created after the Closing Date, if that default:

(i) is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(ii) results in the acceleration of such Indebtedness prior to its express maturity,

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25,000,000 or more;

(h) either Borrower or any Restricted Subsidiary that is a Significant Subsidiary (or any group of Restricted Subsidiaries that together would constitute a Significant Subsidiary) pursuant to or within the meaning of any Bankruptcy Law:

(i) commences a voluntary case;

(ii) consents to the entry of an order for relief against it in an involuntary case;

(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

(iv) makes a general assignment for the benefit of its creditors or takes any comparable action under any foreign laws relating to insolvency,

(i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against either Borrower or any Restricted Subsidiary that is a Significant Subsidiary (or any group of Restricted Subsidiaries that together would constitute a Significant Subsidiary) in an involuntary case;

(ii) appoints a Custodian of either Borrower or any Restricted Subsidiary that is a Significant Subsidiary (or any group of Restricted Subsidiaries that together would constitute a Significant Subsidiary) or for all or any substantially all of its property;

(iii) orders the winding up or liquidation of either Borrower or any Restricted Subsidiary that is a Significant Subsidiary (or any group of Restricted Subsidiaries that together would constitute a Significant Subsidiary);

(iv) any similar relief is granted under any foreign laws; or

(v) in each case, the order or decree remains unstayed and in effect for 60 days,

(j) any Credit Party or any of the Restricted Subsidiaries fails to pay final judgments aggregating in excess of $25,000,000 or its foreign currency equivalent (net of any amounts which are covered by enforceable insurance policies issued by solvent carriers), which judgments are not discharged, waived or stayed for a period of 60 days following the entry thereof,

(k) except as permitted by this Agreement, any Guarantee with respect to the Loans is held in any judicial proceeding to be unenforceable or invalid or ceases to be in full force and effect (except as contemplated by the terms thereof) or any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under this Agreement, including under any Guarantee, with respect to the Loans,

(l) unless such Liens have been released in accordance with the provisions of Section 10.25, the Collateral Agreements and the Intercreditor Agreements, the Liens in favor of the Lenders with respect to all or substantially all of the Collateral cease to be valid or enforceable and such Default continues for 30 days, or either Borrower or any Guarantor shall assert, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable and, in the case of any Guarantor, the Borrowers fail to cause such Guarantor to rescind such assertions within 30 days after either Borrower has actual knowledge of such assertions;

(m) breach by either Borrower or any Guarantor of any material representation or warranty or agreement in the Collateral Agreements or the Guarantee and after expiration of all applicable cure periods provided therein, the repudiation by either Borrower or any Guarantor of any of its obligations under the Collateral Agreements or the Guarantee or the unenforceability of the Collateral Agreements or the Guarantee against either Borrower (other than with respect to the Guarantee) or any Guarantor for any reason; or

(n) any of the Borrowers or any ERISA Affiliate establishes, maintains, contributes to or becomes subject to any actual or contingent liability in respect of any Plan.

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

SECTION 7.02. Acceleration. (a) If an Event of Default (other than an Event of Default specified in Section 7.01(h) or (i) with respect to either Borrower) occurs and is continuing, the Administrative Agent or the Required Lenders by notice to the Administrative Borrower, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Loans to be due and payable. Upon the Administrative Agent’s notification to the Administrative Borrower of such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 7.01(h) or (i) with respect to the Borrowers occurs, the principal of, premium, if any, and interest on the entire principal amount of the outstanding Loans shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Administrative Agent or any Lender. The Required Lenders by notice to the Administrative Agent may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

(b) In the event of any Event of Default specified in Section 7.01(g), such Event of Default and all consequences thereof (excluding, however, any resulting payment default) shall be annulled, waived and rescinded, automatically and without any action by the Administrative Agent or the Lenders, if within 20 days after such Event of Default arose the Administrative Borrower delivers an Officers’ Certificate to the Administrative

Agent stating that (x) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged, (y) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default or (z) the default that is the basis for such Event of Default has been cured, it being understood that in no event shall an acceleration of the principal amount of the Loans as described above be annulled, waived or rescinded upon the happening of any such events.

SECTION 7.03. Other Remedies. (a) If an Event of Default occurs and is continuing, the Administrative Agent may pursue any available remedy at law or in equity to collect the payment of principal of or interest on the Loans or to enforce the performance of any provision of this Agreement or the other Loan Documents.

(b) The Administrative Agent may maintain a proceeding even if it does not possess any notes evidencing the Loans or does not produce any of them in the proceeding. A delay or omission by the Administrative Agent or any Lender in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. To the extent required by law, all available remedies are cumulative.

SECTION 7.04. Waiver of Past Defaults. Provided the Loans are not then due and payable by reason of a declaration of acceleration, the Required Lenders by written notice to the Administrative Agent may waive an existing Default and its consequences except (a) a Default in the payment of the principal of or interest on any Loan, (b) a Default arising from the failure to prepay any Loan when required pursuant to the terms of this Agreement or (c) a Default in respect of a provision that under Section 10.01 cannot be amended without the consent of each Lender affected. When a Default is waived, it is deemed cured and the Credit Parties, the Administrative Agent and the Lenders will be restored to their former positions and rights under this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

SECTION 7.05. Control by Majority. The Required Lenders may direct the time, method and place of conducting any proceeding for any remedy available to the Administrative Agent or of exercising any trust or power conferred on the Administrative Agent. However, the Administrative Agent may refuse to follow any direction that conflicts with law or this Agreement or, subject to Article VIII, that the Administrative Agent determines is unduly prejudicial to the rights of any other Lender or that would involve the Administrative Agent in personal liability or expenses for which it is not adequately indemnified; provided, however, that the Administrative Agent may take any other action deemed proper by the Administrative Agent that is not inconsistent with such direction.

ARTICLE VIII

The Agents

SECTION 8.01. Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

(b) The Administrative Agent and each Lender hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent and each Lender irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any of the Administrative Agent or the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

SECTION 8.02. Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Loan Documents by or through agents, sub-agents, employees or attorneys-in-fact (each, a “Subagent”) and shall be entitled to advice of counsel concerning all matters pertaining to such duties; provided, however, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent. If any Subagent, or successor thereto, shall die, become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the Administrative Agent until the appointment of a new Subagent. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any Subagents selected by it with reasonable care.

SECTION 8.03. Exculpatory Provisions. No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any Participant for any recitals, statements, representations or warranties made by any of the Borrowers, any other Credit Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrowers or any other Credit Party to perform its Obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. The Collateral Agent shall not be under any obligation to the Administrative Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party.

SECTION 8.04. Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or instruction believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent and the Collateral Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans; provided that the Administrative Agent and Collateral Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable Requirements of Law.

SECTION 8.05. Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or Collateral Agent, as applicable, has received notice from a Lender or the Administrative

Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, it shall give notice thereof to the Lenders and the Collateral Agent. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each individual Lender, as applicable.

SECTION 8.06. Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or Collateral Agent hereafter taken, including any review of the affairs of either Borrower or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or Collateral Agent to any Lender. Each Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of either Borrower and any other Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of either Borrower or any other Credit Party that may come into the possession of the Administrative Agent or Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

SECTION 8.07. Indemnification. The Lenders agree to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Loans outstanding in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with their respective portions of the Loans in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) occur, be imposed on, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Loans, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable to the Administrative Agent or the Collateral Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s, as applicable, gross negligence, bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence, bad faith or willful misconduct for purposes of this Section 8.07. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans), this Section 8.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers; provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing joint and several reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence, bad faith or willful misconduct, as determined in the final judgment of a court of competent jurisdiction. The agreements in this Section 8.07 shall survive the payment of the Loans and all other amounts payable hereunder.

SECTION 8.08. Agents in Their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with either Borrower and any other Credit Party as though such Agent were not an Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

SECTION 8.09. Successor Agents. Each of the Administrative Agent and Collateral Agent may at any time give notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Administrative Borrower (not to be unreasonably withheld or delayed) so long as no Default or Event of Default is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If, in the case of a resignation of a retiring Agent, no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above; provided that if the retiring Agent shall notify the Administrative Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except in the case of the Collateral Agent holding collateral security on behalf of any Secured Parties, the retiring Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section 8.09. Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Agreements, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Administrative Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VIII (including Section 8.07) and Section 10.05 shall continue in effect for the benefit of such retiring Agent, its Subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.

SECTION 8.10. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the Collateral Agent or any Lender, or the Administrative Agent, the Collateral Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Collateral Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Bankruptcy Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as applicable, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent or the Collateral Agent, as applicable, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Loan Obligations and the termination of this Agreement.

SECTION 8.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Administrative Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Loan Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 10.05) allowed in such judicial proceeding and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Section 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loan Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

SECTION 8.12. Collateral Matters. The Lenders irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon payment in full of all Loan Obligations (other than contingent indemnification obligations and expense reimbursement claims to the extent no claim therefor has been made), (ii) if approved, authorized or ratified in writing in accordance with Section 10.01, (iii) pursuant to the Intercreditor Agreement or the Collateral Agreements or (iv) pursuant to Section 10.19. Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property in accordance with this Section.

SECTION 8.13. Intercreditor Agreements and Collateral Matters. The Lenders hereby agree to the terms of the Intercreditor Agreement and acknowledge that Wells Fargo Bank, National Association (and any successor Collateral Agent under the Collateral Agreements and the Intercreditor Agreement) will be serving as Collateral Agent for both the Secured Parties and the holders of other Pari Passu Obligations under the Collateral Agreements and the Intercreditor Agreement. Each Lender hereby consents to Wells Fargo Bank, National Association and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against Wells Fargo Bank, National Association, or any such successor, arising from the role of the Collateral Agent under the Collateral Agreements or the Intercreditor Agreement so long as the Collateral Agent is either acting in accordance with the express terms of such documents or otherwise has not engaged in gross negligence or willful misconduct. The Borrowers and each Lender hereby agree that the resignation provisions set forth in the Intercreditor Agreement with respect to the Collateral Agent shall supersede any provision of this Agreement to the contrary. In addition, the Administrative Agent and the Collateral Agent shall be authorized, without the consent of any Lender, to enter into or execute the Collateral Agreements, the Intercreditor Agreement on or prior to the

Closing Date, and, from time to time, to execute or to enter into amendments of, and amendments and restatements of, the Collateral Agreements and the Intercreditor Agreement and any additional and replacement intercreditor agreements, in each case in order to effect the subordination of and to provide for certain additional rights, obligations and limitations in respect of, any Liens required by the terms of this Agreement to be Liens junior to or pari passu with the Loan Obligations, that are, in each case, incurred in accordance with Article VI of this Agreement, and to establish certain relative rights as between the holders of the Loan Obligations and the holders of the Indebtedness secured by such Liens junior to the Loan Obligations.

SECTION 8.14. Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Credit Party and without limiting the obligation of any applicable Credit Party to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 8.14.

SECTION 8.15. Authorization of Actions to be Taken by the Pari Passu Collateral Agent Under the Collateral Agreements and the Agents Under the Intercreditor Agreement. Subject to the provisions of the applicable Collateral Agreements and the Intercreditor Agreement, each Secured Party, by becoming party hereto, agrees that (a) the Pari Passu Collateral Agent shall execute and deliver the Intercreditor Agreement, the Collateral Agreements, and all agreements, documents and instruments incidental thereto, including without limitation any amendment to any of the foregoing that is necessary to give effect to the provisions set forth on Schedule 6.06(h), and act in accordance with the terms thereof and in accordance with the provisions set forth on Schedule 6.06(h) and the written directions of the “Controlling Party” (as defined in the Intercreditor Agreement), (b) the Pari Passu Collateral Agent may, in its sole discretion and without the consent of any Secured Party, take (and, at the written direction of the Controlling Party, shall take) all actions it or the Controlling Party, as the case may be, deems necessary or appropriate in order to (i) enforce any of the terms of the Collateral Agreements, the Intercreditor Agreement and the provisions set forth on Schedule 6.06(h) and (ii) collect and receive any and all amounts payable in accordance with the provisions set forth on Schedule 6.06(h) and/or in respect of the Obligations and other Pari Passu Obligations of the Borrowers and the Guarantors hereunder and under the Intercreditor Agreement, the Collateral Agreements, the other Loan Documents and the other Pari Passu Documents, (c) the Pari Passu Collateral Agent shall have power to institute and to maintain such suits and proceedings as it may deem expedient (or as the Controlling Party may instruct it in writing to take) to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Collateral Agreements or this Agreement, and suits and proceedings as the Pari Passu Collateral Agent or the Controlling Party may deem expedient to preserve or protect its interests and the interests of the Secured Parties or any other Pari Passu Secured Party in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Pari Passu Collateral Agent, any other Secured Party or any other Pari Passu Secured Party) and (d) at any time the Administrative Agent is the Controlling Party, it shall be entitled to direct the Pari Passu Collateral Agent in writing to take any of the foregoing actions. Notwithstanding the foregoing, at any time the Administrative Agent is the Controlling Party, it may, at the expense of the Company, request the direction of the Lenders with respect to any such actions and upon receipt of the written consent of the Required Lenders, shall take, or instruct the Pari Passu Collateral Agent in writing to take, such actions; provided that all actions so taken shall, at all times, be in conformity with the requirements of the Intercreditor Agreement and the provisions set forth on Schedule 6.06(h). The Pari Passu Collateral Agent shall be entitled to the rights contained in and shall be protected by the provisions contained in Article IV of the Intercreditor Agreement and each Agent shall be entitled to the rights contained in and shall be protected by the provisions contained in Article IV of the Intercreditor Agreement mutatis mutandis.

ARTICLE IX

Guarantee

SECTION 9.01. Guarantee by the Guarantors, etc.

(a) Each Guarantor, jointly and severally, irrevocably and unconditionally (i) guarantees to each Agent and the Lenders the full and prompt payment when due (whether at the Stated Maturity, by acceleration or otherwise) of all of the Loan Obligations and (ii) promises to pay such Loan Obligations to the Administrative Agent, for the benefit of the Secured Parties, on demand, in such currency and otherwise in such manner as is provided in the Loan Documents governing such Loan Obligations. Such guarantee is an absolute, unconditional, present and continuing guarantee of payment and not of collectability and is in no way conditioned or contingent upon any attempt to collect from either Borrower or any other Subsidiary or Affiliate of either Borrower, or any other action, occurrence or circumstance whatsoever. If an Event of Default shall occur and be continuing under this Agreement, each Guarantor will, immediately upon (and in any event no later than one Business Day following) its receipt of written notice from the Administrative Agent demanding payment hereunder, pay to the Administrative Agent, for the benefit of the Secured Parties, in immediately available funds, in accordance with Section 2.16, such amount of the Loan Obligations as the Administrative Agent shall specify in such notice.

(b) As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees, for the benefit of the Secured Parties, that, should any amounts constituting Loan Obligations not be recoverable from the Borrowers or any other Credit Party for any reason whatsoever (including, without limitation, by reason of any provision of any Loan Document or any other agreement or instrument executed in connection therewith being or becoming, at any time, voidable, void, unenforceable, or otherwise invalid under any applicable law), then notwithstanding any notice or knowledge thereof by the Administrative Agent, the Collateral Agent, any other Secured Party, any of their respective Affiliates, or any other Person, each Guarantor, jointly and severally, as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Secured Parties, of all such obligations not so recoverable by way of full indemnity.

(c) All payments by each Guarantor under this Guarantee shall be made to the Administrative Agent, for the benefit of the Secured Parties, in such currency and otherwise in such manner as is provided in the Loan Documents to which such payments relate.

SECTION 9.02. Guarantors’ Obligations Absolute. The obligations of each Guarantor under this Guarantee shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based on any claim such Guarantor may have against either Borrower or any other Person, including, without limitation, the Administrative Agent, any other Secured Party, any of their respective Affiliates, or any other Guarantor, and shall remain in full force and effect without regard to, and shall not be released, suspended, abated, deferred, reduced, limited, discharged, terminated or otherwise impaired or adversely affected by any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Loan Obligations, including, without limitation:

(a) any increase in the amount of the Loan Obligations outstanding from time to time, including, without limitation, any increase in the aggregate outstanding amount of the Loans above any specific maximum amount referred to herein or in this Agreement as in effect on the Closing Date, and any increase in any interest rate, fee or other amount applicable to any portion of the Loan Obligations or otherwise payable under any Loan Document;

(b) any direction as to the application of any payment by either Borrower or by any other Person;

(c) any incurrence of additional Loan Obligations at any time or under any circumstances, including, without limitation, (i) during the continuance of a Default or Event of Default, (ii) at any time when all conditions to such incurrence have not been satisfied, or (iii) in excess of any borrowing base, sublimit or other limitations contained in this Agreement or any of the other Loan Documents;

(d) any renewal or extension of the time for payment or maturity of any of the Loan Obligations, or any amendment or modification of, or addition or supplement to, or deletion from, this Agreement, any other Loan Document, or any other instrument or agreement applicable to either Borrower or any other Person, or any part thereof, or any assignment, transfer or other disposition of any thereof;

(e) any failure of this Agreement, any other Loan Document, or any other instrument or agreement applicable to either Borrower or any other Person, to constitute the legal, valid and binding agreement or obligation of any party thereto, enforceable in accordance with its terms, or any irregularity in the form of any Loan Document;

(f) any waiver, consent, extension, indulgence or other action or inaction (including, without limitation, any lack of diligence, any failure to mitigate damages or marshal assets, or any election of remedies) under or in respect of (i) this Agreement, any other Loan Document, or any such other instrument or agreement, or (ii) any obligation or liability of either Borrower or any other Person;

(g) any payment made to the Administrative Agent or any other Secured Party on the Loan Obligations that the Administrative Agent or any other Secured Party repays, returns or otherwise restores to either Borrower or any other applicable obligor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding;

(h) any sale, exchange, release, surrender or foreclosure of, or any realization upon, or other dealing with, in any manner and in any order, any property, rights or interests by whomsoever at any time granted, assigned, pledged or mortgaged to secure, or howsoever securing, the Loan Obligations, or any other liabilities or obligations (including any of those hereunder), or any portion of any thereof;

(i) any release of any security or any guarantee by or at the direction of the Administrative Agent or any other Secured Party or otherwise in accordance with the Intercreditor Agreement, or any release or discharge of, or limitation of recourse against, any Person furnishing any security or guarantee, including, without limitation, any release or discharge of any Guarantor from this Guarantee;

(j) any event of the type set forth in Section 7.01(h) or (i) in respect of either Borrower or to any of its properties or assets;

(k) any assignment, transfer or other disposition, in whole or in part, by either Borrower or any other Person of its interest in any of the property, rights or interests constituting security for all or any portion of the Loan Obligations or any other Indebtedness, liabilities or obligations;

(l) any lack of notice to, or knowledge by, any Guarantor of any of the matters referred to above;

(m) the failure to perfect any Lien in any Collateral;

(n) any Requirement of Law of any jurisdiction or any other event affecting any term of the Loan Obligations; or

(o) to the fullest extent permitted under applicable law now or hereafter in effect, any other circumstance or occurrence, whether similar or dissimilar to any of the foregoing, that could or might constitute a defense available to, or a discharge of the obligations of, a guarantor or other surety.

SECTION 9.03. Waivers. Each Guarantor unconditionally waives, to the maximum extent permitted under any applicable law now or hereafter in effect, insofar as its obligations under this Guarantee are concerned, (a) notice of any of the matters referred to in Section 9.02, (b) all notices required by statute, rule of law or otherwise to preserve any rights against such Guarantor hereunder, including, without limitation, any demand, presentment, proof or notice of dishonor or non-payment of any Loan Obligation, notice of acceptance of this Guarantee, notice of the incurrence of any Loan Obligation, notice of any failure on the part of either Borrower, any of the Restricted Subsidiaries or Affiliates, or any other Person, to perform or comply with any term or provision of this Agreement, any other Loan Document or any other agreement or instrument to which either Borrower or any other Person is a party, or notice of the commencement of any proceeding against any other Person or its any of its property or assets, (c) any right to the enforcement, assertion or exercise against either Borrower or against any other Person or any collateral of any right, power or remedy under or in respect of this Agreement, the other Loan Documents or any other agreement or instrument, and (d) any requirement that such Guarantor be joined as a party to any proceedings against either Borrower or any other Person for the enforcement of any term or provision of this Agreement, the other Loan Documents, this Guarantee or any other agreement or instrument.

SECTION 9.04. Subrogation Rights. Until such time as the Loan Obligations have been paid in full in cash and otherwise fully performed and all of the Commitments under this Agreement have been terminated, each Guarantor hereby agrees not to exercise any rights of subrogation that it may at any time otherwise have as a result of this Guarantee (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Administrative Agent and/or the other Secured Parties against either Borrower, any other Guarantor or any other guarantor of or surety for the Loan Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from either Borrower or any other Guarantor that it may at any time otherwise have as a result of this Guarantee.

SECTION 9.05. Separate Actions. A separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor, any other guarantor or either Borrower, and whether or not any other Guarantor, any other guarantor or either Borrower be joined in any such action or actions.

SECTION 9.06. Guarantors Familiar with Borrower’s Affairs. Each Guarantor confirms that an executed (or conformed) copy of each of the Loan Documents has been made available to its principal executive officers, that such officers are familiar with the contents thereof and of this Guarantee, and that it has executed and delivered this Guarantee after reviewing the terms and conditions of this Agreement, the other Loan Documents and this Guarantee and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guarantee. Each Guarantor confirms that it has made its own independent investigation with respect to the creditworthiness of each Borrower and its other Subsidiaries and Affiliates and is not executing and delivering this Guarantee in reliance on any representation or warranty by the Administrative Agent or any other Secured Party or any other Person acting on behalf of the Administrative Agent or any other Secured Party as to such creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of each Borrower and its other Subsidiaries and Affiliates and any circumstances affecting (a) such Borrower’s or any other Subsidiary’s or Affiliate’s ability to perform its obligations under this Agreement and the other Loan Documents to which it is a party, or (b) any collateral securing, or any other guarantee for, all or any part of such Borrower’s or such other Subsidiary’s or Affiliate’s payment and performance obligations thereunder; and each Guarantor further agrees that the Administrative Agent and the other Secured Parties shall have no duty to advise any Guarantor of information known to them regarding such circumstances or the risks such Guarantor undertakes in this Guarantee.

SECTION 9.07. Covenant Under Term Loan Agreement. Each Guarantor covenants and agrees that on and after the Closing Date and until this Guarantee is terminated in accordance with the terms of this Agreement and the Intercreditor Agreement, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no Default or Event of Default is caused by the actions or inactions of such Guarantor or any of its Subsidiaries.

SECTION 9.08. Solvency. Each Guarantor represents and warrants to the Administrative Agent and each of the other Secured Parties that as of the date such Guarantor has become a party to this Guarantee, (i) such Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Administrative Agent and the other Secured Parties under this Guarantee and the other Loan Documents to which such Guarantor is a party; (ii) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) such Guarantor is not entering into the Loan Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

SECTION 9.09. Continuing Guarantee; Remedies Cumulative, etc. This Guarantee is a continuing guarantee, all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon, and this Guarantee shall remain in full force and effect until terminated in accordance with the terms of this Agreement and the Intercreditor Agreement. No failure or delay on the part of the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any other Secured Party would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any other Secured Party to any other or further action in any circumstances without notice or demand. It is not necessary for, and neither the Administrative Agent nor any other Secured Party, undertakes any obligation or duty to, inquire into the capacity or powers of either Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

SECTION 9.10. Application of Payments and Recoveries. All amounts received by the Administrative Agent pursuant to, or in connection with the enforcement of, this Guarantee, together with all amounts and other rights and benefits realized by any Secured Party (or to which any Secured Party may be entitled) by virtue of this Guarantee, shall be applied as provided in Section 2.19.

SECTION 9.11. Reinstatement. If a claim is ever made upon the Administrative Agent or any other Secured Party for rescission, repayment, recovery or restoration of any amount or amounts received by the Administrative Agent or any other Secured Party in payment or on account of any of the Loan Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including either Borrower), then and in such event (i) any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of each Borrower, (ii) each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or otherwise recovered or restored to the same extent as if such amount had never originally been received by any such payee, and (iii) this Guarantee shall continue to be effective or be reinstated, as the case may be, all as if such repayment or other recovery had not occurred.

SECTION 9.12. Contribution Among Guarantors. Each Guarantor, in addition to the subrogation rights it shall have against each Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among the same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Loan Obligations (and such Guarantor’s obligations in respect thereof).

SECTION 9.13. Full Recourse Obligations; Effect of Fraudulent Transfer Laws, etc. It is the desire and intent of each Guarantor, the Administrative Agent and the other Secured Parties that this Guarantee shall be enforced as a full recourse obligation of each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guarantee would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state, federal or foreign law relating to fraudulent conveyances or transfers, bankruptcy or insolvency then the amount of such Guarantor’s liability hereunder in respect of the Loan Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing such Guarantor’s obligations hereunder to be so invalidated. The liability of each Guarantor incorporated or established in Poland (a “Polish Guarantor”) under this Guarantee shall, in all circumstances, be limited to an amount equal to the Polish Limitation Amount (as defined below), calculated pursuant to the following formula:

G = A - L, where:

“G”	means the “Polish Limitation Amount”;

“A”	means all assets (aktywa) of the relevant Polish Guarantor in the value recorded in (i) its latest annual unconsolidated financial statements made available to the Administrative Agent or, if they are more up-to-date, in (ii) its latest interim unconsolidated financial statements made available to the Administrative Agent within 15 Business Days following its request or without such request (i.e. at the Polish Guarantor’s own motion); and

“L”	means all liabilities (zobowiązania) of the relevant Polish Guarantor existing on the Closing Date and, henceforth, undertaken in accordance with the provisions of the Pari Passu Documents recorded in the pertinent financial statements referred to in the definition of “A” above and used for the purpose of determination of the value of assets (aktywa) of that Polish Guarantor. The term “liabilities” for the purpose of determining “L” in the immediately preceding sentence shall at all times exclude the Polish Guarantor’s liabilities under this Guarantee and all other guarantees of Pari Passu Obligations but shall include any other obligations (secured and unsecured) of the Polish Guarantor, including any other off-balance sheet obligations of the Polish Guarantor.

SECTION 9.14. Termination. Subject to Section 10.26, after all Loans and other Loan Obligations (other than unasserted indemnity obligations) have been paid in full, this Guarantee will terminate and the Administrative Agent, at the request and expense of the Credit Parties, will execute and deliver to the Guarantors an instrument or instruments acknowledging the satisfaction and termination of this Guarantee.

SECTION 9.15. Enforcement Only by Administrative Agent. The Secured Parties agree that this Guarantee may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Secured Party shall have any right individually to seek to enforce or to enforce this Guarantee, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent, for the benefit of the Secured Parties, upon the terms of this Guarantee.

SECTION 9.16. General Limitation on Claims by Guarantors. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY DAMAGES OTHER THAN ACTUAL COMPENSATORY DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES, RELEASES AND AGREES NOT TO SUE OR COUNTERCLAIM UPON ANY SUCH CLAIM FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 9.17. Guarantors that are Internal Charterers. Each Guarantor that is or becomes an Internal Charterer by signing a execute a Joinder Agreement pursuant to which it will become a Guarantor hereunder agrees to the representations, covenants and assignments set forth in the Assignment of Insurances by Internal Charterers and Assignment of Earnings by Internal Charterers set forth in Exhibits I-2 and J-2, respectively. Notwithstanding the foregoing, each Guarantor that is or becomes an Internal Charterer agrees to execute and deliver such Assignments.

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments and Waivers.

(a) Without Consent of the Lenders.

The Administrative Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents without notice to or consent of any Lender:

(i) to cure any ambiguity, defect or inconsistency;

(ii) to add a Guarantor with respect to the Loans or Collateral to secure the Loans;

(iii) to make any change that would provide any additional rights or benefits to the Lenders or that does not adversely affect the rights of any Lender

(iv) to release Collateral or a Guarantee as permitted by this Agreement, the Collateral Agreements or the Intercreditor Agreement;

(v) to evidence and provide for the acceptance of the appointment under this Agreement, the Intercreditor Agreement and the Collateral Agreements of a successor Administrative Agent, Collateral Agent or Pari Passu Collateral Agent;

(vi) to add to the covenants of the Parent or any of its Subsidiaries for the benefit of the Lenders or to surrender any right or power herein conferred upon the Parent or any of its Subsidiaries;

(vii) to the extent necessary to integrate any Extended Loans as contemplated pursuant to Section 2.22;

(viii) to enter into, and to perfect security interests and Liens granted therein, the Collateral Agreements and transactions contemplated thereby respecting Bahamian registration of the Tungsten Explorer and its mortgaging after the Closing Date; and

(ix) to accept and consent to, and to take all steps to perfect a security interest under, Collateral Agreements to be granted subsequent to the Closing Date, including with respect to Drilling Contracts and Internal Charters.

The Intercreditor Agreement may be amended without the consent of any Lender or Agent in connection with the permitted entry into the Intercreditor Agreement of any class of additional secured creditors holding other Pari Passu Obligations to effectuate such entry into the Intercreditor Agreement.

Each Lender hereunder (x) consents to the amendment of any Loan Document in the manner and for the purposes set forth in this Section 10.01(a), (y) agrees that it will be bound by and will take no actions contrary to the provisions of any amendment to any Loan Document pursuant to this Section 10.01(a) and (z) authorizes and instructs the Administrative Agent to enter into any amendment to any Loan Document pursuant to this Section 10.01(a) on behalf of such Lender. After an amendment under this Section 10.01(a) becomes effective, the Administrative Borrower shall mail to the Administrative Agent, who shall promptly notify the Lenders, a notice briefly describing such amendment. The failure to give such notice to the Administrative Agent, or any defect therein, shall not impair or affect the validity of an amendment under this Section 10.01(a).

(b) With Consent of the Lenders. The Administrative Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents with the written consent of the Required Lenders, and any past default or noncompliance with any provisions may be waived with the consent of the Required Lenders. Notwithstanding the foregoing, without the consent of each Lender of an affected Loan, no amendment may:

(i) reduce the principal amount of such Loans,

(ii) reduce the rate of or extend the time for payment of interest on any Loan,

(iii) change the Stated Maturity of any Loan,

(iv) reduce the premium payable (if any) upon prepayment of any Loan or change the time at which any such premium must be paid,

(v) waive a Default or Event of Default in the payment of principal of, or interest or premium on, the Loans (except a rescission of acceleration of the Loans by the Required Lenders and a waiver of the payment default that resulted from such acceleration);

(vi) make any Loan payable in money other than that stated in this Agreement,

(vii) expressly subordinate the Loans or any related Guarantee to any other Indebtedness of either Borrower or any Guarantor,

(viii) impair the right of any Lender to receive payment of principal of or premium, if any, and interest on such Lender’s Loans on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Lender’s Loans;

(ix) waive a mandatory prepayment under Section 2.06, except for a withdrawal of a Lender’s election for payment in accordance with Section 2.06.

(x) release any Guarantor from any of its obligations under its Guarantee or the Loan Documents, except in accordance with the terms of this Agreement;

(xi) make any change in Section 7.04 or to the second sentence of this Section 10.01(b) or the definition of the term “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Document or make any determination or grant any consent hereunder or under any other Loan Document, without the prior written consent of each Lender adversely affected thereby, or

(xii) make any change in the provisions dealing with the application of proceeds of Collateral in the Intercreditor Agreements or this Agreement that would adversely affect the Lenders.

Without the consent of Lenders holding at least 66.67% of the sum of all outstanding Loans, no amendment or waiver may release all or substantially all of the Collateral from the Lien of the Collateral Agreements with respect to the Loans.

SECTION 10.02. Notices. Except as otherwise set forth herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile or electronic mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy or electronic mail notice, when received, addressed as follows in the case of the Administrative Borrower and the Administrative Agent, and as set forth on Schedule 2.01 in the case of the other parties hereto, or to such other address as may be notified by the respective parties hereto after the Closing Date:

The Administrative Borrower:	Offshore Investment Group Limited
c/o Maples Corporate Services Limited
P.O. Box 309
Ugland House, Grand Cayman
KY1-1104, Cayman Islands

with a copy to:

Vantage Drilling Company
777 Post Oak Boulevard, Suite 800
Houston, TX 77056
Attention: Doug Smith
Fax: (281) 404 4700

Any other Credit Party:	Offshore Investment Group Limited
c/o Maples Corporate Services Limited
P.O. Box 309
Ugland House, Grand Cayman
KY1-1104, Cayman Islands

with a copy to:

Vantage Drilling Company
777 Post Oak Boulevard, Suite 800
Houston, TX 77056
Attention: Doug Smith
Fax: (281) 404 4700

The Administrative Agent:	Citibank, N.A.
1615 Brett Road OPS III
New Castle, Delaware 19720
Attention: Citibank NA Agency Department
Fax: (212) 994-0961
Email: GLAgentOfficeOps@citi.com

Any other Lender:	At the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved in writing by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent in writing that it is incapable of receiving notices under such Article by electronic communication. Each of the Administrative Agent and each Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Documents required to be delivered pursuant to Section 6.02 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including as set forth in Section 10.18) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Administrative Borrower posts such documents, or provides a link thereto on the Parent’s website on the Internet, or (ii) on which such documents are posted on the Administrative Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (A) the Administrative Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Administrative Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, and (B) the Administrative Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.

SECTION 10.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 10.04. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

SECTION 10.05. Payment of Expenses; Indemnification. The Credit Parties jointly and severally agree to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of, and any amendment, waiver, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including (a) the reasonable fees, disbursements and other charges of Jones Day and Haynes and Boone, LLP, each in their capacity as counsel to the Agents, and a single counsel in each appropriate local jurisdiction, (b) to pay or reimburse each Agent for all its documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable fees, disbursements and other charges of a single counsel to each of the Administrative Agent and the Collateral Agent, (c) to pay, indemnify, and hold harmless each Agent from, any and all recording and filing fees and (d) to pay, indemnify, and hold harmless each Lender and Agent and their respective Related Parties from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether or not such proceedings are brought by the Company, any of its Related Parties or any other third Person, including reasonable and documented fees, disbursements and other charges of one primary counsel for all such Persons, taken as a whole, and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all such Persons, taken as a whole (unless there is an actual or perceived conflict of interest in which case each such Person may, with the consent of the Administrative Borrower (not to be unreasonably withheld or delayed), retain its own counsel), with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Loan Documents (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided that the Credit Parties shall have no obligation hereunder to any Agent or any Lender or any of their respective Related Parties with respect to Indemnified Liabilities to the extent (1) found by a court of competent jurisdiction in a final non-appealable judgment to have resulted from (i) the gross negligence, bad faith or willful misconduct of the party to be indemnified or (ii) any material breach of any Loan Document by the party to be indemnified or (2) arising from disputes, claims, demands, actions, judgments or suits not arising from any act or omission by any Credit Party or its Affiliates, brought by an indemnified Person against any other indemnified Person (other than disputes, claims, demands, actions, judgments or suits involving claims against any Agent in its capacity as such). No Person entitled to indemnification under clause (d) of this Section 10.05 shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems (including IntraLinks or SyndTrak Online) in connection with this Agreement or any other Loan Document, except to the extent that such damages have resulted from the gross negligence, bad faith or willful misconduct of the party to be indemnified or any of its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision), nor shall any such Person have any liability for any special, punitive, indirect or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). The agreements in this Section 10.05 shall survive repayment of the Loans and all other amounts payable hereunder. This Section 10.05 shall not apply with respect to any Taxes (other than Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever resulting from a non-Tax claim), which shall be governed exclusively by Section 2.17 and, to the extent set forth therein, Section 2.10.

SECTION 10.06. Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.06. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 10.06), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b) (i) Subject to the conditions set forth in paragraph (ii) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) by obtaining the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and, at any time that no Event of Default has occurred and is continuing, the Administrative Borrower (which consent shall not be unreasonably withheld or delayed); provided that no consent of the Administrative Agent or the Administrative Borrower shall be required for an assignment of any Loan to a Lender, an Affiliate of a Lender or an Approved Fund (as defined below); provided, further, that the Administrative Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof.

(ii) Assignments shall be subject to the following additional conditions:

(1) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Loans under any Facility, the amount of Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (and shall be in an amount of an integral multiple thereof)), unless the Administrative Agent otherwise consents (which consent shall not be unreasonably withheld or delayed); provided that contemporaneous assignments to a single assignee made by Affiliates of Lenders and related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

(2) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(3) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

(4) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”) and applicable tax forms (including those described in Sections 2.17(d) and (f), as applicable).

For the purposes of this Section 10.06(b), the term “Approved Fund” means any Person (other than a natural Person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 10.06, from and after the effective date specified in each Assignment and Acceptance, the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 2.17 and 10.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 10.06.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Lending Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Loans (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Administrative Borrower, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), all applicable tax forms, the processing and recordation fee referred to in Section 10.06(b)(ii)(3) and any written consent to such assignment required by Section 10.06(b)(i), the Administrative Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of, or notice to, the Administrative Agent or either Borrower and subject to any Requirement of Law, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it), provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents, provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (ii) or (iii) of the second sentence of Section 10.01(b) that directly affects such Participant and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to paragraph (c)(ii) of this Section 10.06, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.10, 2.11 and 2.17 (subject to the limitations and requirements of those Sections, including Section 2.17(d) and (f), and Sections 2.13 and 10.07) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and interest on) each Participant’s interest in the Loans held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and each party hereto shall treat each Person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. No Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other Obligations under any Loan Document) except to the extent that such disclosure is necessary in connection with a Tax audit or other Tax proceeding to establish that such Commitment, Loan or other Obligation is in registered form for U.S. federal income tax purposes. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iii) A Participant shall not be entitled to receive any greater payment under Section 2.10 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Administrative Borrower’s prior written consent (which consent shall not be unreasonably withheld or delayed).

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.06 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. In order to facilitate such pledge or assignment, the Borrowers hereby agree that, upon request of any Lender at any time and from time to time, the Administrative Borrower shall provide to such Lender, at the Borrowers’ own expense, a Note, substantially in the form of Exhibit B.

(e) (i) Notwithstanding anything to the contrary in this Agreement, the Borrowers may purchase by way of assignment from any Lender and become an assignee with respect to, and each Lender shall have the right to assign and transfer to the Borrowers, at any time and from time to time, all or a portion of such Lender’s Loans (“Permitted Loan Purchases”); provided that (A) at the time of the effectiveness thereof, no Default or Event of Default has occurred and is continuing or would result from such Permitted Loan Purchase and (B) the Administrative Borrower and such assignor Lender shall execute and deliver to the Administrative Agent a Permitted Loan Purchase Assignment and Acceptance in the form attached hereto as Exhibit E (and, for the avoidance of doubt, shall not be required to execute and deliver an Assignment and Acceptance pursuant to Section 10.06(b)(ii)(3)).

(ii) With respect to each Permitted Loan Purchase, the Borrowers shall represent and warrant to the assigning Lender that, as of the date of effectiveness of each such Permitted Loan Purchase that the Borrowers do not have any MNPI that has not been disclosed to such Lender (other than because such assigning Lender does not wish to receive Non-Public Information) on or prior to such date.

(iii) Upon the effectiveness of any Permitted Loan Purchase, the Loans subject thereto shall, without further action by any Person, be deemed cancelled and no longer outstanding for all purposes of this Agreement and the other Loan Documents, including with respect to (1) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (2) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (3) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Loan Document. The Administrative Agent is authorized to make appropriate entries in the Register to reflect any cancellation of the Loans. Permitted Loan Purchases pursuant to this Section 10.06(e) shall not constitute voluntary prepayments for purposes of Section 2.14. In connection with any Permitted Loan Purchase, the assignor Lender shall, to the extent that its Loans shall have been repurchased and assigned to the Borrowers pursuant to such Permitted Loan Purchase, be released from its obligations under this Agreement (and, in the case of a Permitted Loan Purchase covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 10.05 (subject to the limitations and requirements of such Section)), but the Borrowers shall not obtain any of the rights or obligations of a Lender under this Agreement and the provisions set forth in Section 10.06(b)(ii) shall not apply thereto.

(f) Notwithstanding anything to the contrary herein, no assignment may be made or, to the extent the list of Ineligible Institutions has been provided to all Lenders, participation sold to an Ineligible Institution.

SECTION 10.07. Replacements of Lenders Under Certain Circumstances.

(a) [Reserved.]

(b) If any Lender (i) requests reimbursement for amounts owing pursuant to Section 2.10, 2.11 or 2.17 (other than Section 2.17(b)) or (ii) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof of the action described in Section 2.10(b) is required to be taken, then provided no Event of Default then exists, the Administrative Borrower shall, upon five (5) days’ notice to the Administrative Agent and the relevant Lender, have the right to replace such Lender by deeming such Lender to have assigned its Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent; provided that (1) such replacement does not conflict with any Requirement of Law, (2) all Loan Obligations (other than any disputed amounts pursuant to Section 2.10, 2.11, 2.13 or 2.17, as the case may be) owing to such Lender being replaced shall be paid in full to such Lender concurrently with such assignment and the Borrowers shall pay any premium that would have been due if the Loans were prepaid, and (3) the replacement Lender shall purchase the foregoing by paying to such Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. No action by or consent of the replaced Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment, the Borrowers, the Administrative Agent, such replaced Lender and the replacement Lender shall otherwise comply with Section 10.06 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to therein). Any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 10.01(b) requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then provided no Event of Default (other than an Event of Default relating to the proposed amendment, waiver, discharge or termination) then exists, the Administrative Borrower shall, upon one (1) Business Day’s notice to the Administrative Agent and the relevant Lender, have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by deeming such Non-Consenting Lender to have assigned its Loans and its Commitments hereunder to one or more assignees, reasonably acceptable to the Administrative Agent; provided that: (1) such replacement does not conflict with any Requirement of Law, (2) all Loan Obligations of the Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment and the Borrowers shall pay any premium that would have been due if the Loans were prepaid, and (3) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment, the Borrowers, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 10.06 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to therein).

SECTION 10.08. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent.

SECTION 10.09. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.11. Submission to Jurisdiction; Consent to Service; Waivers.

(a) Each Credit Party hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the courts of the County and State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Administrative Borrower at the address in Houston, Texas, to which all notices to it should be copied, as set forth in Section 10.02 or at such other address in the United States of America of which the Administrative Agent shall have been notified pursuant thereto (and each Credit Party that is not organized in the United States of America, any State thereof or the District of Columbia hereby irrevocably designates, appoints and empowers the Administrative Borrower as its process agent to receive in the foregoing manner for and on its behalf service of process in any action or proceeding arising out of or relating to the Loan Documents).;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10.11 any special, exemplary, punitive or consequential damages.

(b) Each Credit Party, to the extent that it has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from setoff or any legal process (whether service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property or assets, hereby, to the extent permitted by applicable law, waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Loan Documents (it being understood that the waivers contained in this paragraph (b) shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable and not subject to withdrawal for the purposes of such Act).

SECTION 10.12. Acknowledgments. Each Credit Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) none of the Administrative Agent, the Collateral Agent nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the Collateral Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders.

SECTION 10.13. WAIVERS OF JURY TRIAL. THE CREDIT PARTIES, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.14. Confidentiality. The Administrative Agent and each Lender shall hold all information relating to the Parent or any Subsidiary furnished by or on behalf of the Credit Parties in connection with such Lender’s evaluation of whether to become a Lender hereunder or obtained by such Lender or the Administrative Agent pursuant to the requirements of this Agreement (other than information that (x) has become available to the public other than as a result of a disclosure by such party in breach of this Section 10.14, (y) has been independently developed by such Lender or such Agent without violating this Section 10.14 or (z) was or becomes available to such Lender or such Agent from a third party which, to such Person’s knowledge, had not breached an obligation of confidentiality to either Borrower or any other Credit Party) (“Confidential Information”), confidential in accordance with its customary procedure for handling confidential information of this nature and in any event may make disclosure (a) as required or requested by any Governmental Authority or representative thereof or any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded or pursuant to legal process or to such Lender’s or the Administrative Agent’s attorneys, professional advisors or independent auditors or Affiliates, (b) as part of normal reporting or review procedures to, or examinations by, Governmental Authorities or self-regulatory authorities, including the National Association of Insurance Commissioners or the National Association of Securities Dealers, Inc., (c) in order to enforce its rights under any Loan Document in a legal proceeding, (d) to any pledgee under Section 10.06 or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such Person shall agree to keep the same confidential in accordance with this Section 10.14 or terms substantially similar to this Section 10.14) and (e) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 10.14 or terms substantially similar to this Section 10.14); provided that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by the Parent or any Subsidiary of the Parent.

SECTION 10.15. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledge its Affiliates’ understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between each Credit Party and its Affiliates, on the one hand, and the Administrative Agent and the other Agents, on the other hand, and such Credit Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and each other Agent each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for such Credit Party, or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any other Agent has advised or is currently advising any Credit Party or any of its Affiliates on other matters) and neither the Administrative Agent nor any other Agent has any obligation to any Credit Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the

Administrative Agent and the other Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the other Agents have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and such Credit Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Credit Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the other Agents with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 10.16. USA PATRIOT Act. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender to identify the Credit Parties in accordance with the USA Patriot Act.

SECTION 10.17. Conversion of Currencies.

(a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of the Credit Parties in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Credit Parties jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Credit Parties contained in this Section 10.17 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 10.18. Platform; Borrower Materials. Each Credit Party hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of any Credit Party hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive MNPI with respect to any Credit Party or its securities) (each, a “Public Lender”). Each Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Material that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC,” each Borrower shall be deemed to have authorized the Administrative Agent, the Arranger and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to any Credit Party or its securities for purposes of United States Federal and state securities laws, (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor” and (iv) the Administrative Agent and the Arranger shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

SECTION 10.19. Intercreditor Agreement. Each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders (i) consents to and ratifies the execution by the Collateral Agent of the Intercreditor Agreement and any amendments, joinders or supplements expressly contemplated thereby, (ii) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (iii) acknowledges that it has received a copy of the Intercreditor Agreement and that the exercise of certain of the Collateral Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THIS AGREEMENT, IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE INTERCREDITOR AGREEMENT, THE INTERCREDITOR AGREEMENT SHALL CONTROL.

SECTION 10.20. Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Credit Party, the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 10.21. Administrative Borrower. For purposes of this Agreement, including, Article II of this Agreement, each of the Credit Parties hereby: (i) authorizes the Administrative Borrower to make such requests, give such notices or furnish such certificates to the Agents or the Lenders as may be required or permitted by this Agreement for the benefit of such Credit Party and to give any consents on behalf of such Credit Party required by Section 10.06 of this Agreement and (ii) authorizes the Agents to treat such requests, notices, certificates or consents made, given or furnished by the Administrative Borrower as having been made, given or furnished by such Credit Party for purposes of this Agreement. Unless otherwise agreed to by the Administrative Agent, the Administrative Borrower shall be the only Person entitled to make, give or furnish such requests, notices, certificates or requests directly to the Agents or the Lenders for purposes of this Agreement. Each Credit Party agrees to be bound by all such requests, notices, certificates and consents and other such actions by the Administrative Borrower and agrees that all notices to and demands upon the Administrative Borrower in respect of any Credit Party shall constitute effective notice to and demand upon such Credit Party for all purposes hereof. In each case, the Agents and the Lenders shall be entitled to rely upon all such requests, notices, certificates and consents made, given or furnished by the Administrative Borrower pursuant to the provisions of this Agreement or any other Loan Document as being made or furnished on behalf of, and with the effect of irrevocably binding, such Credit Party.

SECTION 10.22. Joint and Several Liability; Postponement of Subrogation. (a) The obligations of the Borrowers hereunder and under the other Loan Documents to which they are a party shall be joint and several and, as such, each Borrower shall be liable for all of the Loan Obligations of each other Borrower under this Agreement and the other Loan Documents. The liability of each Borrower for the Loan Obligations of each other Borrower under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the Loan Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (ii) any defense, set off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by either Borrower or other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any other Credit Party or any other Person or such Borrower) that constitutes, or might be construed to constitute, an equitable or legal discharge or defense of such other Borrower for the Loan Obligations, or of such Borrower under this Section 10.21, in bankruptcy or in any other instance.

(b) Each Borrower agrees that it will not exercise any rights that it may acquire by way of rights of subrogation under this Agreement, by any payments made hereunder or otherwise, until the payment in full of the Loan Obligations. Any amount paid to either Borrower on account of any such subrogation rights prior to the payment in full of the Loan Obligations having occurred shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and applied in accordance with this Agreement.

SECTION 10.23. Name Agents. The parties hereto acknowledge that the Documentation Agent and the Syndication Agent hold such titles in name only, and that such titles confer no additional rights or obligations relative to those conferred on any Lender hereunder.

SECTION 10.24. OID LEGEND. THE LOANS HAVE BEEN ISSUED WITH OID FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE OBTAINED BY WRITING TO THE ADMINISTRATIVE AGENT AT THE ADDRESS SET FORTH IN SECTION 10.02.

SECTION 10.25. Release of Liens.

(a) The Borrowers and the Guarantors will be entitled to releases of assets included in the Collateral from the Liens securing the Loan Obligations under any one or more of the following circumstances:

(i) upon the full and final payment and performance of all Loan Obligations of the Borrowers and the Guarantors;

(ii) with respect to any asset constituting Collateral (other than the Capital Stock of the Company), if such Collateral is sold or otherwise disposed of in accordance with this Agreement and the Collateral Agreements and the Company has delivered to the Pari Passu Collateral Agent an Officers’ Certificate certifying to such effect; provided that (a) any cash received from a disposition of Collateral will be required to be deposited in a deposit account controlled by the Company and held as Collateral subject to the Liens pending its application or use in compliance with Section 2.06(b) and, from such deposit account, the Parent, the Company or any Restricted Subsidiary may withdraw funds to deploy the proceeds of an Asset Sale in compliance with Section 2.06(b); and (b) to the extent that any disposition in such Asset Sale was of Collateral, the non-cash consideration received is pledged as Collateral under the Collateral Agreements substantially simultaneously with such sale, in accordance with the requirements set forth in this Agreement and the Collateral Agreements;

(iii) with respect to an applicable Subsidiary, upon the occurrence of a Contract Unwind Trigger;

(iv) with respect to any assignment of rights under the respective terminated Internal Charter only, upon the occurrence of an Internal Charter Unwind Trigger; or

(v) if any Guarantor is released from its Guarantee in accordance with the terms of this Agreement (including by virtue of such Guarantor ceasing to be a Restricted Subsidiary), that Guarantor’s assets will also be released from the Liens securing its Guarantee and the other Loan Obligations.

(b) In connection with any termination or release pursuant to this Section 10.25 or a release of a Subsidiary Guarantee pursuant to Section 10.26, the Collateral Agent shall execute and deliver to any Credit Party, at such Credit Party’s expense, all documents that such Credit Party shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Credit Party, such of the Pledged Collateral (as defined in the Security Agreement) that may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement or the Collateral Agreements. Any execution and delivery of documents pursuant to this Section 10.25 shall be without recourse to or warranty by the Collateral Agent. In connection with any release pursuant to this Section 10.25 or 10.26, the Credit Party shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by any Credit Party, the Collateral Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement or the Collateral Agreements.

The security interests in all Collateral securing the Loans also will be released upon payment in full of the principal of, together with accrued and unpaid interest on, the Loans and all other Loan Obligations that are due and payable at or prior to the time such principal, together with accrued and unpaid interest, are paid.

(c) Notwithstanding the foregoing, at any time that any Pari Passu Obligations shall remain outstanding, the provisions of the Intercreditor Agreement (and not Section 10.25(a) or (b)) shall apply with respect to any release of assets included in the Collateral from the Liens securing the Loan Obligations.

(d) No release of Collateral in accordance with the provisions of this Agreement and the Collateral Agreements will be deemed to impair the security under this Agreement. Any appraiser or other expert may rely on this Section 10.25(d) in delivering a certificate requesting release so long as all other provisions of this Agreement with respect to such release have been complied with.

SECTION 10.26. Release of Guarantees. The Guarantee of a Guarantor (other than the Parent, except with respect to clause (d) below) shall be automatically released:

(a) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Company, a Guarantor or a Restricted Subsidiary, if the sale or other disposition does not violate Section 6.06 and complies with the Collateral Agreements;

(b) in connection with any sale or other disposition of all of the Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) the Parent, a Guarantor or a Restricted Subsidiary, if the sale or other disposition does not violate Section 6.06 and complies with the Collateral Agreements;

(c) the designation of any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with Section 6.04 and the definition of “Unrestricted Subsidiary”; or

(d) upon discharge of the Loan Obligations in accordance with the terms hereof.

A Restricted Subsidiary’s Subsidiary Guarantee shall also be automatically released upon the applicable Subsidiary ceasing to be a Subsidiary as a result of any foreclosure of any pledge or security interest securing Bank Indebtedness or other exercise of remedies in respect thereof.

SECTION 10.27. Amendment and Restatement. The Credit Parties, the Lenders and the Agents agree that, upon the execution and delivery of this Agreement by each of the parties hereto, the terms and provisions of the Existing Term Loan Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation of the Existing Term Loan Agreement or the Obligations created thereunder. Without limiting the foregoing, upon the effectiveness hereof: (a) all loans incurred under the Existing Term Loan Agreement that are outstanding on the Repricing Effective Date shall continue as Term Loans under (and shall be governed by the terms of) this Agreement and the other Loan Documents, (b) all references in the “Loan Documents” (as defined in the Existing Term Loan Agreement) to the “Term Loan Agreement” and the “Loan Documents” shall be deemed to refer to this Agreement and the Loan Documents and (c) all obligations constituting “Obligations” under the Existing Term Loan Agreement with any Lender which are outstanding on the Repricing Effective Date shall continue as Obligations under this Agreement and the other Loan Documents.

SCHEDULE 2.01

COMMITMENTS AND LENDERS

Lender	Commitment
Citibank, N.A.	$500,000,000

Schedule 2.01 to Term Loan Agreement

SCHEDULE 3.01

CORPORATE STATUS

Group Party	Jurisdiction(s)
Offshore Group Investment Limited	Cayman Islands
Vantage Drilling Company	Cayman Islands
Vantage Holding Hungary Kft.	Hungary
Vantage Drilling Netherlands B.V.	Netherlands
Vantage International Management Co.	Cayman Islands
Vantage Driller I Co	Cayman Islands
Vantage Driller II Co	Cayman Islands
Vantage Driller III Co	Cayman Islands
Vantage Driller IV Co.	Cayman Islands
Emerald Driller Company	Cayman Islands
Sapphire Driller Company	Cayman Islands
P2021 Rig Co.	Cayman Islands
P2020 Rig Co.	Cayman Islands
Vantage Holdings Malaysia I Co.	Cayman Islands
Vantage Drilling (Malaysia) I Sdn. Bhd.	Malaysia
Vantage Drilling Labuan I Ltd.	Malaysia
Vantage Holdings Cyprus ODC Limited	Cyprus
Vantage Drilling Poland—Luxembourg Branch	Luxembourg Branch of a Polish limited liability company
Dragonquest Holdings Company	Cayman Islands
Tungsten Explorer Company	Cayman Islands
Vantage Deepwater Company	Cayman Islands
Vantage Deepwater Drilling, Inc.	Delaware, Louisiana
Vantage Delaware Holdings, LLC	Delaware

Schedule 3.01 to Term Loan Agreement

SCHEDULE 3.03

NO VIOLATION – NO CONDITIONS

None.

Schedule 3.03 to Term Loan Agreement

SCHEDULE 3.04

LITIGATION

None.

Schedule 3.04 to Term Loan Agreement

SCHEDULE 3.12(A)

SUBSIDIARIES

Name of Subsidiary	Direct or Indirect Ownership Interests of the Parent (and Percentage of all Outstanding Interests Owned)	Borrower, Guarantor or Unrestricted Subsidiary
Offshore Group Investment Limited	1 / ordinary (100%)	Borrower
Vantage Delaware Holdings, LLC	membership interests (100%)	Borrower
Vantage Holding Hungary Kft.	N/A (100%)	Guarantor
Vantage Drilling Netherlands B.V.	180 (100%)	Guarantor
Vantage International Management Co.	1 / ordinary (100%)	Guarantor
Vantage Driller I Co	1 / ordinary (100%)	Guarantor
Vantage Driller II Co	1 / ordinary (100%)	Guarantor
Vantage Driller III Co	1 / ordinary (100%)	Guarantor
Vantage Driller IV Co.	1 / ordinary (100%)	Guarantor
Emerald Driller Company	1 / ordinary (100%)	Guarantor
Sapphire Driller Company	1 / ordinary (100%)	Guarantor
P2021 Rig Co.	1 / ordinary (100%)	Guarantor
P2020 Rig Co.	1 / ordinary (100%)	Guarantor
Vantage Holdings Malaysia I Co.	1 / ordinary (100%)	Guarantor
Vantage Drilling (Malaysia) I Sdn. Bhd.	657,540 / ordinary (100%)	Guarantor
Vantage Drilling Labuan I Ltd.	50,100 / ordinary (100%)	Guarantor
Vantage Holdings Cyprus ODC Limited	1,280 / ordinary, 1,000 / ordinary and 100 / ordinary (100%)	Guarantor
Vantage Drilling Poland-Luxembourg Branch	32,246 / ordinary (100%)	Guarantor
Dragonquest Holdings Company	1 / ordinary (100%)	Guarantor

Schedule 3.12(A) to Term Loan Agreement

Name of Subsidiary	Direct or Indirect Ownership Interests of the Parent (and Percentage of all Outstanding Interests Owned)	Borrower, Guarantor or Unrestricted Subsidiary
Tungsten Explorer Company	1 / ordinary (100%)	Guarantor
Vantage Deepwater Company	1 / ordinary (100%)	Guarantor
Vantage Deepwater Drilling, Inc.	1 / ordinary (100%)	Guarantor
Vantage Driller V Co.	1 / ordinary (100%)	Unrestricted Subsidiary
Vantage Driller VI Co.	1 / ordinary (100%)	Unrestricted Subsidiary
Vantage Deepwater Holdings Company	1 / ordinary (100%)	Unrestricted Subsidiary
Vantage Energy Services, Inc.	100 / ordinary (100%)	Unrestricted Subsidiary
Vantage International Payroll Company	1 / ordinary (100%)	Unrestricted Subsidiary
Vantage International Management Co Pte Ltd	1 / ordinary (100%)	Unrestricted Subsidiary

Schedule 3.12(A) to Term Loan Agreement

SCHEDULE 3.12(B)

CAPITALIZATION – LIENS ON EQUITY INTERESTS

None.

Schedule 3.12(B) to Term Loan Agreement

SCHEDULE 3.12(C)

CAPITALIZATION – AUTHORIZED OR OUTSTANDING INTERESTS

None.

Schedule 3.12(C) to Term Loan Agreement

SCHEDULE 3.15

ENVIRONMENTAL LAWS

None.

Schedule 3.15 to Term Loan Agreement

SCHEDULE 3.19

PERMITS

None.

Schedule 3.19 to Term Loan Agreement

SCHEDULE 3.26

RESTRICTIONS ON PAYMENTS OF DIVIDENDS

None.

Schedule 3.26 to Term Loan Agreement

SCHEDULE 6.06(h)

ADDITIONAL PARTIAL VESSEL SALE PROVISIONS

None.

Schedule 6.06(h) to Term Loan Agreement

SCHEDULE 6.18(d)

POST-CLOSING ACTIONS

None.

Schedule 6.18(d) to Term Loan Agreement